As filed with the Securities and Exchange Commission on February 28, 2014

Securities Act File No. 333-141582

Investment Company Act File No. 811-22041

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933 Pre-Effective Amendment No. Post-Effective Amendment No. 13 and/or	☒ ☐ ☒

REGISTRATION STATEMENT

UNDER

THE INVESTMENT COMPANY ACT OF 1940 Amendment No. 14	☒ ☒

GABELLI 787 FUND, INC.

(Exact Name of Registrant as Specified in Charter)

One Corporate Center, Rye, New York 10580-1422

(Address of Principal Executive Offices)

Registrant’s Telephone Number, including Area Code: 1-800-422-3554

Bruce N. Alpert

Gabelli Funds, LLC

One Corporate Center

Rye, New York 10580-1422

(Name and Address of Agent for Service)

Copies to:

Andrea R. Mango, Esq.	Michael R. Rosella, Esq.
Gabelli 787 Fund, Inc.	Paul Hastings LLP
One Corporate Center	75 East 55th Street
Rye, New York 10580-1422	New York, New York 10022

It is proposed that this filing will become effective:

☐	immediately upon filing pursuant to paragraph (b);or
☒	on February 28, 2014, pursuant to paragraph (b);or
☐	60 days after filing pursuant to paragraph (a)(1);or
☐	on , pursuant to paragraph (a)(1);or
☐	75 days after filing pursuant to paragraph (a)(2);or
☐	on pursuant to paragraph (a)(2) of Rule 485.

If appropriate, check the following box:

☐	This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Gabelli Enterprise Mergers

and Acquisitions Fund

One Corporate Center

Rye, New York 10580-1422

800-GABELLI

(800-422-3554)

fax: 914-921-5118

website: www.gabelli.com

email: info@gabelli.com

Questions?

Call 800-GABELLI

or your investment representative.

Gabelli

Enterprise

Mergers and

Acquisitions

Fund (the “Fund”)

A Portfolio of Gabelli 787 Fund,

Inc. (the “Corporation”)

Class	Ticker Symbol
AAA	EAAAX

PROSPECTUS

February 28, 2014

The Securities and Exchange Commission has not approved or disapproved the shares described in this Prospectus or determined whether this Prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

SUMMARY OF THE FUND

Investment Objective

The Fund seeks to provide capital appreciation.

Fees and Expenses of the Fund:

This table describes the fees and expenses that you may pay if you buy and hold Class AAA Shares of the Fund.

Class AAA Shares
Shareholder Fees
(fees paid directly from your investment):
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None
Maximum Deferred Sales Charge (Load) (as a percentage of redemption or offering price, whichever is lower)	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends (as a percentage of amount invested)	None
Redemption Fee (as a percentage of amount redeemed for shares held 7 days or less)	2.00%
Exchange Fee	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):
Management Fees	0.94%
Distribution (Rule 12b-1) Fees	0.25%
Other Expenses	0.30%

Total Annual Fund Operating Expenses	1.49%

Expense Example

This example is intended to help you compare the cost of investing in Class AAA Shares of the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$152	$471	$813	$1,779

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when the Fund’s shares are held in a taxable account. These costs, which are not reflected in the annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 197% of the average value of its portfolio.

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Principal Investment Strategies

Under normal circumstances, the Fund intends to invest primarily in equity securities of companies believed to be likely acquisition targets within twelve to eighteen months. The Fund also may engage in arbitrage transactions by investing in the equity securities of companies that are involved in publicly announced mergers, takeovers, tender offers, leveraged buyouts, spin-offs, liquidations, and other corporate reorganizations. When a company agrees to be acquired by another company, its stock price often quickly rises to just below the stated acquisition price. If Gabelli Funds, LLC, the Fund’s investment adviser (the “Adviser”), determines that the acquisition is likely to be consummated on schedule at the stated acquisition price, then the Fund may purchase (if it does not already hold) or increase its investment in the selling company’s securities, offering the Fund the possibility of returns in excess of the return on cash equivalents with a limited risk of excessive loss of capital. At times, the stock of the acquiring company also may be purchased or sold short. The Fund may hold a significant portion of its assets in cash in anticipation of arbitrage opportunities.

The Fund may invest in companies of any size and from time to time may invest primarily in companies with large, medium, or small market capitalizations. The Fund generally invests in securities of U.S. companies, but also may invest its assets in foreign securities, including emerging market securities. The Fund may engage in various portfolio strategies, including using derivatives, to seek enhanced returns or to hedge investment risks.

The Fund intends to invest primarily in common stocks, but it may also invest in other securities that the Adviser believes provide opportunities for capital appreciation, such as preferred stocks, warrants, and securities convertible into common stock, including convertible securities which are below investment grade. The Fund may also invest in debt securities, including in debt securities which are below investment grade (“junk bonds”). It is expected that the Fund will engage in active or frequent trading of portfolio securities to achieve its investment objective.

In choosing investments, the Adviser searches for the best values on securities that it believes have the potential to achieve the Fund’s investment objective of capital appreciation. In seeking to identify companies that are likely to be acquisition targets, the Adviser considers, among other things, consolidation trends within particular industries, whether a particular industry or company is undergoing a fundamental change or restructuring, the Adviser’s assessment of the “private market value” of individual companies and the potential for an event or catalyst to occur that enhances a company’s underlying value. The “private market value” of a company is the value that the Adviser believes informed investors would be willing to pay to acquire the entire company. The Adviser seeks to limit risk of excessive loss of capital by utilizing various investment strategies, including investing in value oriented equity securities that should trade at a significant discount to the Adviser’s assessment of their private market value.

In evaluating arbitrage opportunities with respect to companies involved in publicly announced mergers or other corporate restructurings, the Adviser seeks to identify investments in companies where the discount from the stated or appraised value of the security significantly overstates the risk of the contingencies involved in completing the transaction, significantly undervalues the securities, assets, or cash to be received by shareholders of the prospective portfolio company as a result of the contemplated transaction, or fails adequately to recognize the possibility that the offer or proposal may be replaced or superseded by an offer or proposal of greater value. The evaluation of such contingencies requires

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unusually broad knowledge and experience on the part of the Adviser which must appraise not only the value of the issuer and its component businesses as well as the assets or securities to be received as a result of the contemplated transaction but also the financial resources and business motivation of the acquirer and the dynamics and business climate when the offer of the proposal is in progress. Since such investments are ordinarily short-term in nature, they will tend to increase the turnover rate of the Fund, thereby increasing its brokerage and other transaction expenses. The Adviser intends to select investments of the type described, which, in its view, have a reasonable prospect of capital appreciation that is significant in relation to both risks involved and the potential of available alternate investments. The Adviser may sell a security for a variety of reasons, such as when the security is selling in the public market at or near the Adviser’s estimate of its private market value or if the catalyst expected to happen fails to materialize.

The Fund is non-diversified which means it may focus its investments in a limited number of issuers.

Principal Risks

You May Want to Invest in the Fund if:

•	you are a long term investor
•	you seek both growth of capital and some income
•	you believe that the market will favor value over growth stocks over the long term
•	you wish to include a value strategy

The Fund’s share price will fluctuate with changes in the market value of the Fund’s portfolio securities. Your investment in the Fund is not guaranteed; you may lose money by investing in the Fund. When you sell Fund shares, they may be worth more or less than what you paid for them.

The principal risks presented by the Fund are:

•

Convertible Securities Risk.    Convertible securities provide higher yields than the underlying common stock, but generally offer lower yields than nonconvertible securities of similar quality. The value of convertible securities fluctuates in relation to changes in interest rates and, in addition, fluctuates in relation to the underlying common stock.

•

Interest Rate Risk, Maturity Risk, and Credit Risk.    When interest rates decline, the value of the portfolio’s debt securities generally increases. Conversely, when interest rates rise, the value of the portfolio’s debt securities generally declines. The magnitude of the increase or decline will often be greater for longer term debt securities than shorter term debt securities. It is likely that there will be less governmental action in the near future to maintain low interest rates. The negative impact on fixed income securities from the resulting rate increases for that and other reasons could be swift and significant. It is also possible that the issuer of a debt security will not be able to make interest and principal payments when due.

•

Derivatives Risk.    Derivatives risk is a combination of several risks, including the risks that: (1) an investment in a derivative instrument will not correlate well with the performance of the securities or asset class to which the Fund seeks exposure, (2) a derivative instrument entailing leverage may result in a loss greater than the principal amount invested, and (3) derivatives not traded on an exchange may be subject to credit risk, as well as liquidity risk and the related risk that the instrument is difficult or impossible to value accurately. The methodology the Fund uses

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to establish the fair value of a derivative may result in a value materially different from the value obtained using an alternative methodology.

•

Equity Risk.    Equity risk is the risk that the prices of the securities held by the Fund will change due to general market and economic conditions, perceptions regarding the industries in which the companies issuing the securities participate, and the issuer company’s particular circumstances.

•

Foreign Securities Risk.    Investments in foreign securities involve risks relating to political, social, and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuers and markets are subject. These risks include expropriation, differing accounting and disclosure standards, currency exchange risks, settlement difficulties, market illiquidity, difficulties enforcing legal rights, and greater transaction costs. These risks are more pronounced in the securities of companies located in emerging markets.

•

Issuer-Specific Risk.    The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the market as a whole. The Fund could lose all of its investment in a company’s securities.

•

Large-Capitalization Risk.    Larger, more established companies may be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes. Many larger companies also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.

•

Lending Risk.    The Fund may lend portfolio securities with a value of up to 33 1/3% of the Fund’s total assets, including collateral received for securities lent. If the Fund lends securities, there is a risk that the securities will not be available to the Fund on a timely basis, and the Fund, therefore, may lose the opportunity to sell the securities at a desirable price. In addition, as with other extensions of secured credit, there is the risk of possible delay in receiving additional collateral or in the recovery of the securities, possible loss of rights in the collateral should the borrower fail financially or a decline in the value of the collateral held by a fund.

•	Leverage Risk. The risk associated with securities or practices, e.g., borrowing, that multiply small price movements into large changes in value.
•

Liquidity Risk.    The risk that certain securities (particularly illiquid securities and restricted securities) may be difficult or impossible to sell at the time and the price that the Adviser would like. This may result in a loss or may be costly to the Fund.

•	Management Risk. If the portfolio manager is incorrect in his assessment of the growth prospects of the securities the Fund holds, then the value of the Fund’s shares may decline.
•	Market Risk. The risk that the securities markets will move down, sometimes rapidly and unpredictably based on overall economic conditions and other factors.
•

Merger Risk.    In general, securities of companies which are the subject of a tender or exchange offer or a merger, consolidation, liquidation, or reorganization proposal sell at a premium to their historic market price immediately prior to the announcement of an offer for the company. However, it is possible that the value of securities of a company involved in such a transaction will not rise and in fact may fall, in which case the Fund would lose money. It is also possible that the Adviser’s assessment that a particular company is likely to be acquired or acquired during a specific time frame may be incorrect, in which case the Fund may not realize any premium on its investment and could lose money if the value of the securities declines during the Fund’s holding period.

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•

Non-Diversification Risk.    As a non-diversified mutual fund, more of the Fund’s assets may be focused in the common stocks of a small number of issuers, which may make the value of the Fund’s shares more sensitive to changes in the market value of a single issuer or industry than shares of a diversified mutual fund.

•

Portfolio Turnover Risk.    High portfolio turnover may result in increased transaction costs to the Fund, which may result in higher fund expenses and lower total returns. The sale of portfolio securities also may result in the recognition of capital gain, which will be taxable to shareholders when distributed to them, or loss.

•

Security Risk.    The risk that the value of a security may move up and down, sometimes rapidly and unpredictably based upon changes in a company’s financial condition as well as overall market and economic conditions.

•

Short Sale Risk.    A “short sale” is the sale by the Fund of a security which has been borrowed from a third party on the expectation that the market price will drop. If the price of the security rises, the Fund may have to cover short positions at a higher price than the short sale price, resulting in a loss.

•

Small and Mid-Capitalization Risk.    Risk is greater for the securities of small- and mid-capitalization companies (including small unseasoned companies that have been in operation less than three years) because they generally are more vulnerable than larger companies to adverse business or economic developments and they may have more limited resources. The securities of small- and mid-capitalization companies also may trade less frequently and in smaller volume than larger companies. As a result, the value of such securities may be more volatile than the securities of larger companies, and the Fund may experience difficulty in purchasing or selling such securities at the desired time and price.

•

Special Situations Risk.    The Fund may use aggressive investment techniques, including seeking to benefit from “special situations,” such as mergers, reorganizations, or other unusual events expected to affect a particular issuer. There is a risk that the “special situation” might not occur, which could have a negative impact on the price of the issuer’s securities and fail to produce gains or produce a loss for the Fund.

Performance

The bar chart and table that follow provide an indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual returns for one year, five years, and ten years compared with those of a broad based securities market index. As with all mutual funds, the Fund’s past performance (before and after taxes) does not predict how the Fund will perform in the future. This may be particularly true for the Fund since a different investment adviser was responsible for the management of the Fund prior to March 11, 2008. Updated information on the Fund’s results can be obtained by visiting www.gabelli.com.

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GABELLI ENTERPRISE MERGERS AND ACQUISITIONS FUND (Total Returns for the Years Ended December 31)

The bar chart above shows the total returns for Class A Shares (which are offered in a separate prospectus) for the calendar years ended 2004, through 2009, and the period from January 1, 2010, through February 28, 2010, and total returns for Class AAA Shares for the period from March 1, 2010, through December 31, 2010, and the calendar years ended 2011, through 2013. The historical performance of the Class A Shares is used for periods before the inception of the Class AAA Shares. Sales loads on Class A Shares are not reflected in the above chart. If sales loads were reflected, the Class A performance would be less than those shown.

During the years shown in the bar chart, the highest return for a quarter was 19.12% (quarter ended June 30, 2009) and the lowest return for a quarter was (17.79)% (quarter ended December 31, 2008).

Average Annual Total Returns (for the years ended December 31, 2013)	Past One Year	Past Five Years	Past Ten Years
Gabelli Enterprise Mergers and Acquisitions Fund Class AAA Shares (first issued on 3/1/10)
Return Before Taxes	13.36%	10.96%	4.91%
Return After Taxes on Distributions	13.36%	10.94%	4.02%
Return After Taxes on Distributions and Sale of Fund Shares	7.56%	8.74%	3.62%
Standard & Poor’s (“S&P”) 500 Index (reflects no deduction for fees, expenses or taxes)	32.39%	17.94%	7.41%

The returns shown for Class AAA Shares prior to their actual inception dates are those of Class A Shares of the Fund (which are offered in a separate prospectus). All Classes of the Fund would have substantially similar annual returns because the shares are invested in the same portfolio of securities and the annual returns would differ only to the extent that the Classes do not have the same expenses.

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After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or Individual Retirement Accounts, including “Roth” IRAs and SEP IRAs (collectively, “IRAs”).

Management

The Adviser. Gabelli Funds, LLC serves as the Adviser to the Fund.

The Portfolio Manager. Mr. Mario J. Gabelli, CFA, and Chief Investment Officer — Value Portfolios of the Adviser, has served as Portfolio Manager of the Fund since the Fund’s inception on February 28, 2001.

Purchase and Sale of Fund Shares

The minimum initial investment must be at least $1,000 ($250 for IRAs or “Coverdell” Education Saving Plans). There is no minimum initial investment in an automatic monthly investment plan. There is no minimum for subsequent investments.

You can purchase or redeem shares of the Fund on any day the New York Stock Exchange (“NYSE”) is open for trading (a “Business Day”). You may purchase or redeem Fund shares by written request via mail (The Gabelli Funds, P.O. Box 8308, Boston, MA 02266-8308), by personal or overnight delivery (The Gabelli Funds, c/o BFDS, 30 Dan Road, Canton, MA 02021-2809), by bank wire, or by Automated Clearing House (“ACH”) system.

You may also redeem Fund shares by telephone at 800-GABELLI (800-422-3554), on the Internet at www.gabelli.com, or through an automatic cash withdrawal plan.

You can also place orders to purchase or sell Fund shares through registered broker-dealers or other financial intermediaries that have entered into appropriate selling agreements with G.distributors, LLC, the Fund’s distributor (“G.distributors” or the “Distributor”), an affiliate of the Adviser. The broker-dealer or other financial intermediary will transmit these transaction orders to the Fund on your behalf and send you confirmation of your transactions and periodic account statements showing your investments in the Fund.

Tax Information

The Fund expects that distributions will generally be taxable as ordinary income or long term capital gains to taxable investors, unless you are investing through a tax deferred arrangement, such as a 401(k) plan or an IRA.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of the Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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INVESTMENT OBJECTIVE, INVESTMENT STRATEGIES, AND RELATED RISKS

The Fund’s investment objective is to seek to provide capital appreciation. The investment objective is fundamental and may not be changed without shareholder approval.

Under normal circumstances, the Fund intends to invest primarily in equity securities of companies believed to be likely acquisition targets within twelve to eighteen months. The Fund also may engage in arbitrage transactions by investing in the equity securities of companies that are involved in publicly announced mergers, takeovers, tender offers, leveraged buyouts, spin-offs, liquidations, and other corporate reorganizations. When a company agrees to be acquired by another company, its stock price often quickly rises to just below the stated acquisition price. If the Adviser determines that the acquisition is likely to be consummated on schedule at the stated acquisition price, then the Fund may purchase (if it does not already hold) or increase its investment in the selling company’s securities, offering the Fund the possibility of returns in excess of the return on cash equivalents with a limited risk of excessive loss of capital. At times, the stock of the acquiring company also may be purchased or sold short. The Fund may hold a significant portion of its assets in cash in anticipation of arbitrage opportunities.

The Fund may invest in companies of any size and from time to time may invest primarily in companies with large, medium, or small market capitalizations. The Fund generally invests in securities of U.S. companies, but it also may invest its assets in foreign securities, including emerging market securities. The Fund may engage in various portfolio strategies, including using derivatives, to seek enhanced returns or to hedge investment risks, although it is not anticipated that it will do so to a significant degree. In general terms, a derivative instrument is an investment contract whose value depends on (or is derived from) the value of an underlying asset, reference rate, or index. Options, futures contracts, and forwards are examples of derivatives.

The Fund intends to invest primarily in common stocks, but it may also invest in other securities that the Adviser believes provide opportunities for capital appreciation, such as preferred stocks, warrants, and securities convertible into common stock, including convertible securities which are below investment grade. The Fund may also invest in debt securities, including in “junk bonds”. It is expected that the Fund will engage in active or frequent trading of portfolio securities to achieve its investment objective. It is expected that the Fund will have a portfolio turnover rate of 150% or more.

In choosing investments, the Adviser searches for the best values on securities that it believes have the potential to achieve the Fund’s investment objective of capital appreciation. In seeking to identify companies that are likely to be acquisition targets, the Adviser considers, among other things, consolidation trends within particular industries, whether a particular industry or company is undergoing a fundamental change or restructuring, the Adviser’s assessment of the “private market value” of individual companies and the potential for an event or catalyst to occur that enhances a company’s underlying value. The “private market value” of a company is the value that the Adviser believes informed investors would be willing to pay to acquire the entire company. The Adviser seeks to limit excessive risk of capital loss by utilizing various investment strategies, including investing in value oriented equity securities that should trade at a significant discount to the Adviser’s assessment of their private market value.

In evaluating arbitrage opportunities with respect to companies involved in publicly announced mergers or other corporate restructurings, the Adviser seeks to identify investments in companies where the discount from the stated or appraised value of the security significantly overstates the risk of the contingencies

9

involved in completing the transaction, significantly undervalues the securities, assets, or cash to be received by shareholders of the prospective portfolio company as a result of the contemplated transaction, or fails adequately to recognize the possibility that the offer or proposal may be replaced or superseded by an offer or proposal of greater value. The evaluation of such contingencies requires unusually broad knowledge and experience on the part of the Adviser which must appraise not only the value of the issuer and its component businesses as well as the assets or securities to be received as a result of the contemplated transaction but also the financial resources and business motivation of the acquirer and the dynamics and business climate when the offer of the proposal is in progress. Since such investments are ordinarily short-term in nature, they will tend to increase the turnover rate of the Fund, thereby increasing its brokerage and other transaction expenses. The Adviser intends to select investments of the type described, which, in its view, have a reasonable prospect of capital appreciation that is significant in relation to both risks involved and the potential of available alternate investments. The Adviser may sell a security for a variety of reasons, such as when the security is selling in the public market at or near the Adviser’s estimate of its private market value or if the catalyst expected to happen fails to materialize.

The Fund is non-diversified which means it may focus its investments in a limited number of issuers.

For purposes of realizing additional income, the Fund may lend its portfolio securities to broker-dealers approved by the Corporation’s Board of Directors (the “Board”). Generally, any such loan of portfolio securities will be continuously secured by collateral at least equal to the value of the security loaned. Such collateral will be in the form of cash, marketable securities issued or guaranteed by the U.S. Government or its agencies, or a standby letter of credit issued by qualified banks. Loans will only be made to firms deemed by the Adviser to be of good standing and will not be made unless, in the judgment of the Adviser, the consideration to be earned from such loans would justify the risk.

The Fund may engage in short sales. A “short sale” is the sale by the Fund of a security which has been borrowed from a third party on the expectation that the market price will drop. If the price of the security drops, the Fund will make a profit by purchasing the security in the open market at a lower price than at which it sold the security. If the price of the security rises, the Fund may have to cover its short positions at a higher price than the short sale price, resulting in a loss. The Fund generally will only engage in covered short sales. In a covered short sale, the Fund either (1) borrows and sells securities it already owns (also known as a short sale “against the box”), or (2) “earmarks” on its records or places in a segregated account with the Corporation’s custodian, cash, U.S. government securities, or other liquid securities in an amount equal to the market value of the securities sold short.

For temporary defensive purposes, the Fund may invest, without limit, in cash, money market instruments or high quality short term debt securities, including repurchase agreements. To the extent the Fund is invested in these instruments, the Fund will not be pursuing its investment objective.

An investment in the Fund is not guaranteed; you may lose money by investing in the Fund. When you sell your shares of the Fund, they could be worth more or less than what you paid for them.

The principal risks presented by the Fund are:

•	Convertible Securities Risk. The Fund may invest in convertible securities which may include both convertible debt and convertible preferred stock. Such securities may be converted into

10

shares of the underlying common stock at either a stated price or stated rate. Therefore, convertible securities enable the holder to benefit from increases in the market price of the underlying common stock. Convertible securities provide higher yields than the underlying common stock, but generally offer lower yields than nonconvertible securities of similar quality. The value of convertible securities fluctuates in relation to changes in interest rates and, in addition, fluctuates in relation to the underlying common stock. While no securities investment is without some risk, investments in convertible securities generally entail less risk than the issuer’s common stock; however, the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a fixed income security. A convertible security may be subject to redemption at the option of the issuer at a price established in the convertible security’s governing instrument. If a convertible security held by the Fund is called for redemption, the Fund will be required to permit the issuer to redeem the security, convert it into underlying common stock or sell it to a third party. Investments by the Fund in convertible debt securities are not subject to any ratings restrictions, although the Adviser will consider such ratings, and any changes in such ratings, in its determination of whether the Fund should invest and/or continue to hold the securities. The credit standing of the issuer and other factors may have an effect on a convertible security’s investment value. Convertible securities rank senior to common stock in a corporation’s capital structure, but are usually subordinated to comparable non-convertible securities. Convertible securities are subject to interest rate risk and credit risk and are often lower-quality securities.

•

Interest Rate Risk, Maturity Risk, and Credit Risk.    When interest rates decline, the value of the portfolio’s debt securities generally increases. Conversely, when interest rates rise, the value of the portfolio’s debt securities generally declines. The magnitude of the increase or decline will often be greater for longer-term debt securities than shorter-term debt securities. It is likely that there will be less governmental action in the near future to maintain low interest rates, or that governmental action will be less effective in maintaining low interest rates. The negative impact on fixed income securities from the resulting rate increases for that and other reasons could be swift and significant, including falling market values and reduced liquidity. Substantial redemptions from bond and other income funds may worsen that impact. Other types of securities also may be adversely affected from an increase in interest rates. It is also possible that the issuer of a debt security will not be able to make interest and principal payments when due.

•

Derivatives Risk.    Derivatives risk is a combination of several risks, including the risks that: (1) an investment in a derivative instrument will not correlate well with the performance of the securities or asset class to which the Fund seeks exposure, (2) a derivative instrument entailing leverage may result in a loss greater than the principal amount invested, and (3) derivatives not traded on an exchange may be subject to credit risk, as well as liquidity risk and the related risk that the instrument is difficult or impossible to value accurately. The methodology the Fund uses to establish the fair value of a derivative may result in a value materially different from the value obtained using an alternative methodology.

•

Equity Risk.    Equity risk is the risk that the prices of the securities held by the Fund will change due to general market and economic conditions, perceptions regarding the industries in which the companies issuing the securities participate, and the issuer company’s particular circumstances. These fluctuations may cause a security to be worth less than it was worth when it was purchased by the Fund. Because the value of securities, and thus shares of the Fund, could decline, you could lose money.

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•	Foreign Securities Risk. A fund that invests outside the United States carries additional risks that include:
•	Currency Risk. Fluctuations in exchange rates between the U.S. dollar and foreign currencies may negatively affect an investment.
•	Information Risk. Key information about an issuer, security, or market may be inaccurate or unavailable.
•	Political Risk. Foreign governments may expropriate assets, impose capital or currency controls, impose punitive taxes, or nationalize a company or industry.
•	Access Risk. The risk that some countries may restrict the Fund’s access to investments or offer terms that are less advantageous than those for local investors.
•	Liquidity Risk. Foreign securities are sometimes less liquid than securities of comparably sized U.S. issuers.
•	Emerging Markets. The above listed foreign securities risks are more pronounced in the securities of companies located in emerging markets.
•

Issuer-Specific Risk.    The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the market as a whole. The Fund could lose all of its investment in a company’s securities.

•

Large-Capitalization Risk.    Larger, more established companies may be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes. Many larger companies also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.

•

Lending Risk.    The Fund may lend portfolio securities with a value of up to 33 1/3% of the Fund’s total assets, including collateral received for securities lent. If the Fund lends securities, there is a risk that the securities will not be available to the Fund on a timely basis, and the Fund, therefore, may lose the opportunity to sell the securities at a desirable price. In addition, as with other extensions of secured credit, there is the risk of possible delay in receiving additional collateral or in the recovery of the securities, possible loss of rights in the collateral should the borrower fail financially or a decline in the value of the collateral held by a fund.

•	Leverage Risk. The risk associated with securities or practices, e.g., borrowing, that multiply small price movements into large changes in value.
•	Liquidity Risk. The risk that certain securities may be difficult or impossible to sell at the time and the price that the Adviser would like. This may result in a loss or may be costly to the Fund.
•

Management Risk.    If the portfolio manager is incorrect in his assessment of the growth prospects of the securities the Fund holds, then the value of the Fund’s shares may decline. In addition, the portfolio manager’s strategy may produce returns that are different from other mutual funds that invest in similar securities.

•	Market Risk. The risk that the securities markets will move down, sometimes rapidly and unpredictably based on overall economic conditions and other factors.
•

Merger Risk.    In general, securities of companies which are the subject of a tender or exchange offer or a merger, consolidation, liquidation or reorganization proposal sell at a premium to their historic market price immediately prior to the announcement of an offer for the company. However, it is possible that the value of securities of a company involved in such a transaction will not rise and in fact may fall, in which case the Fund would lose money. It is also possible that the Adviser’s assessment that a particular company is likely to be acquired or acquired during a specific time frame may be incorrect, in which case the Fund may not realize

12

any premium on its investment and could lose money if the value of the securities declines during the Fund’s holding period. The Fund’s return also could be adversely impacted to the extent that the Adviser’s strategies fail to identify companies for investment by the Fund that become the subject of a merger or similar transaction that results in an increase in the value of the securities of those companies. Moreover, publicly announced mergers and similar types of transactions may be renegotiated or terminated, in which case the Fund may lose money. In addition, if a transaction takes a longer time to close than the Adviser originally anticipated, the Fund may realize a lower than expected rate of return.

•

Non-Diversification Risk.    The Fund is classified as a “non-diversified” mutual fund, which means that a greater proportion of its assets may be invested in the securities of a single issuer than a “diversified” mutual fund. As a non-diversified mutual fund, more of the Fund’s assets may be focused in the common stocks of a small number of issuers, which may make the value of the Fund’s shares more sensitive to changes in the market value of a single issuer or industry than shares of a diversified mutual fund. The ability to invest in a more limited number of securities may increase the volatility of the Fund’s investment performance, as the Fund may be more susceptible to risks associated with a single economic, political, or regulatory event than a diversified fund. If the securities in which the Fund invests perform poorly, the Fund could incur greater losses than it would have had if it had been invested in a greater number of securities.

•

Portfolio Turnover Risk.    High portfolio turnover may result in increased transaction costs to the Fund, which may result in higher fund expenses and lower total returns. The sale of portfolio securities also may result in the recognition of capital gain, which will be taxable to shareholders when distributed to them, or loss. Given the frequency of sales, any such net gain may be short term capital gain or loss. Unlike long term capital gain, short term capital gain is taxable to individuals at the same rates as ordinary income.

•

Security Risk.    The risk that the value of a security may move up and down, sometimes rapidly and unpredictably based upon changes in a company’s financial condition as well as overall market and economic conditions.

•

Short Sale Risk.    A “short sale” is the sale by the Fund of a security which has been borrowed from a third party on the expectation that the market price will drop. If the price of the security rises, the Fund may have to cover short positions at a higher price than the short sale price, resulting in a loss.

•

Small and Mid-Capitalization Risk.    Risk is greater for the securities of small- and mid-capitalization companies because they generally are more vulnerable than larger companies to adverse business or economic developments and they may have more limited resources. The securities of small- and mid-capitalization companies also may trade less frequently and in smaller volume than larger companies. As a result, the value of such securities may be more volatile than the securities of larger companies, and the Fund may experience difficulty in purchasing or selling such securities at the desired time and price. In general, these risks are greater for small-capitalization companies than for mid-capitalization companies.

•

Special Situations Risk.    The Fund may use aggressive investment techniques, including seeking to benefit from “special situations,” such as mergers, reorganizations, or other unusual events expected to affect a particular issuer. There is a risk that the “special situation” might not occur, which could have a negative impact on the price of the issuer’s securities and fail to produce gains or produce a loss for the Fund.

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Portfolio Holdings.    A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund’s Statement of Additional Information (“SAI”).

MANAGEMENT OF THE FUND

The Adviser.    Gabelli Funds, LLC, with its principal offices located at One Corporate Center, Rye, New York 10580-1422, serves as investment adviser to the Fund. The Adviser makes investment decisions for the Fund and continuously reviews and administers the Fund’s investment program and manages the Fund’s operations under the general supervision of the Board. The Adviser also manages several other open-end and closed-end investment companies in the Gabelli/GAMCO family of funds. The Adviser is a New York limited liability company organized in 1999 as successor to GGCP, Inc., a New York corporation organized in 1980. The Adviser is a wholly owned subsidiary of GAMCO Investors, Inc. (“GBL”), a publicly held company listed on the NYSE.

As compensation for its services and related expenses borne by the Adviser, the Fund will pay to the Adviser a monthly fee at the annual rate of 0.935% of the Fund’s average daily net asset value on the first $1 billion; 0.910% on the next $1 billion; 0.8850% on the next $3 billion; 0.860% on the next $5 billion; and 0.835% thereafter. For the fiscal year ended October 31, 2013, the Fund paid the Adviser a fee of 0.935% of the Fund’s average daily net assets.

The Fund’s semiannual report to shareholders for the period ended April 30, 2013, contained a discussion of the basis of the Board’s determination to continue the investment advisory agreement described above.

The Portfolio Manager.    Mr. Mario J. Gabelli, CFA, is primarily responsible for the day to day management of the Fund. Mr. Gabelli has been Chairman and Chief Executive Officer of GBL and Chief Investment Officer-Value Portfolios of Gabelli Funds, LLC and GAMCO Asset Management, Inc. (“GAMCO”), another wholly owned subsidiary of GBL, Chief Executive Officer and Chief Investment Officer of GGCP, Inc. and is an officer or director of other companies affiliated with GBL. The Adviser relies to a considerable extent on the expertise of Mr. Gabelli, who may be difficult to replace in the event of his death, disability, or resignation.

The Fund’s SAI provides additional information about the portfolio manager’s compensation, other accounts managed by him, and his ownership of securities in the funds he manages.

Regulatory Matters.    On April 24, 2008, the Adviser entered into a settlement with the Securities and Exchange Commission (“SEC”) to resolve an inquiry regarding prior frequent trading in shares of the GAMCO Global Growth Fund (the “Global Growth Fund”) by one investor who was banned from the Global Growth Fund in August 2002. Under the terms of the settlement, the Adviser, without admitting or denying the SEC’s findings and allegations, paid $16 million (which included a $5 million civil monetary penalty). On the same day, the SEC filed a civil action in the U.S. District Court for the Southern District of New York against the Executive Vice President and Chief Operating Officer of the Adviser, alleging violations of certain federal securities laws arising from the same matter. The officer, who also is an officer of the Global Growth Fund and other funds in the Gabelli/GAMCO complex, including this Fund, denies the allegations and is continuing in his positions with the Adviser and the funds. The settlement by the Adviser did not have, and the resolution of the action against the officer is not expected to have, a material adverse impact on the Adviser or its ability to fulfill its obligations under the Advisory Agreement.

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INDEX DESCRIPTION

S&P 500 Index

The S&P 500 Index is a widely recognized, unmanaged index of common stock prices. The index figures do not reflect any deductions for fees, expenses, or taxes. You cannot invest directly in the S&P 500 Index.

PURCHASE OF SHARES

You can purchase Fund shares on any Business Day. The Fund’s Class AAA Shares are offered only to (1) clients of financial intermediaries (i) that charge such clients an ongoing fee for advisory, investment, consulting, or a similar service, or (ii) where G.distributors has entered into an agreement permitting the financial intermediary to offer Class AAA Shares through its mutual fund supermarket network or platform, and (2) customers of the Distributor.

•	By Mail or In Person. You may open an account by mailing a completed subscription order form with a check or money order payable to “Gabelli Enterprise Mergers and Acquisitions Fund” to:

By Mail	By Personal or Overnight Delivery
The Gabelli Funds P.O. Box 8308 Boston, MA 02266-8308	The Gabelli Funds c/o BFDS 30 Dan Road Canton, MA 02021-2809

You can obtain a subscription order form by calling 800-GABELLI (800-422-3554). Checks made payable to a third party and endorsed by the shareholder are not acceptable. For additional investments, send a check to the above address with a note stating your exact name and account number, the name of the fund(s) and class of shares you wish to purchase.

•	By Internet. You may open an account over the Internet at www.gabelli.com.

•

By Bank Wire or by ACH System.    To open an account using the bank wire transfer system or ACH system, first telephone the Fund at 800-GABELLI (800-422-3554) to obtain a new account number. Then instruct your bank to remit funds to:

State Street Bank and Trust Company

225 Franklin Street, Boston, MA 02110

ABA #011-0000-28 REF DDA #99046187

Re: Gabelli Enterprise Mergers and Acquisitions Fund

Account #

Account of [Registered Owners]

If you are making an initial purchase, you should also complete and mail a subscription order form to the address shown under “By Mail.” Note that banks may charge fees for wiring funds, although the Fund’s transfer agent, State Street Bank and Trust Company (“State Street” or “Transfer Agent”), will not charge you for receiving wire transfers.

Share Price.    The Fund sells its Class AAA Shares based on the net asset value per share (“NAV”) next determined after the time as of which the Fund receives your completed subscription order form but does not issue the shares to you until it receives full payment. See “Pricing of Fund Shares” herein for a description of the calculation of the NAV.

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Minimum Investments.    Your minimum initial investment must be at least $1,000. See “Retirement Plans/Education Savings Plans” and “Automatic Investment Plan” regarding minimum investment amounts applicable to such plans. There is no minimum for subsequent investments. Broker-dealers and financial intermediaries may have different minimum investment requirements.

Retirement Plans/Education Savings Plans.    The Fund makes available IRAs and “Coverdell” Education Savings Plans for investment in Fund shares. Applications may be obtained from the Distributor by calling 800-GABELLI (800-422-3554). Self-employed investors may purchase shares of the Fund through tax deductible contributions to existing retirement plans for self-employed persons, known as “Keogh” or “H.R.-10” plans. The Fund does not currently act as a sponsor to such plans. Fund shares may also be a suitable investment for other types of qualified pension or profit-sharing plans which are employer sponsored, including deferred compensation or salary reduction plans known as “401(k) Plans”. The minimum initial investment in all such retirement and education savings plans is $250. There is no minimum subsequent investments for retirement or education savings plans.

Automatic Investment Plan.    The Fund offers an automatic monthly investment plan. There is no minimum initial investment for accounts establishing an automatic investment plan. Call your financial intermediary or the Distributor at 800-GABELLI (800-422-3554) for more details about the plan.

Telephone or Internet Investment Plan.    You may purchase additional shares of the Fund by telephone and/or over the Internet if your bank is a member of the ACH system. You must also have a completed, approved Account Options Form on file with the transfer agent. There is a minimum of $100 for each telephone or Internet investment. However, you may split the $100 minimum between two funds. To initiate an ACH purchase, please call 800-GABELLI (800-422-3554) or 800-872-5365 or visit our website at www.gabelli.com.

Voluntary Conversion.    Shareholders who currently hold Class AAA Shares and are eligible to purchase Class Y Shares may convert existing Class AAA Shares to Class Y Shares of the same fund through their financial intermediary if the financial intermediary has a specific agreement with the Distributor. Under current interpretations of applicable federal income tax law by the Internal Revenue Service (“IRS”), this voluntary conversion of Class AAA Shares to Class Y Shares generally should not be treated as a taxable event. Shareholders should consult their own tax advisers prior to engaging in such a voluntary conversion.

If shares of the Fund are converted to a different share class of the Fund, the transaction will be based on the respective NAV of each class as of the trade date of the conversion. Consequently, a shareholder may receive fewer shares or more shares than originally owned, depending on that day’s NAVs. Please contact your tax adviser regarding the tax consequences of any conversion.

General.    State Street will not issue share certificates unless you request them. The Fund reserves the right to (i) reject any purchase order if, in the opinion of the Fund’s management, it is in the Fund’s best interest to do so, (ii) suspend the offering of shares for any period of time, and (iii) waive the Fund’s minimum purchase requirements. The Fund also offers other classes of shares under different selling and shareholder servicing arrangements pursuant to a seperate Prospectus. Except for differences attributable to these arrangements, the shares of all Classes are substantially the same.

Customer Identification Program.    Federal law requires the Fund to obtain, verify, and record identifying information, which may include the name, residential, or business street address, date of birth

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(for an individual), social security or taxpayer identification number, or other identifying information, for each investor who opens or reopens an account with the Fund. Applications without the required information may be rejected or placed on hold until the Fund verifies the account holder’s identity.

Rule 12b-1 Plan.    The Fund has adopted a distribution plan under Rule 12b-1 (the “Plan”) for Class AAA Shares of the Fund. Under this Plan, the Fund may use its assets to finance activities relating to the sale of its Class AAA Shares and the provision of certain shareholder services. To the extent any activity is one that the Fund may finance without a distribution plan, the Fund may also make payments to compensate such activity outside of the Plan and not be subject to its limitations.

The Plan authorizes payments by the Fund at an annual rate of 0.25% of its average daily net assets attributable to Class AAA Shares to finance distribution of its Class AAA Shares or pay shareholder service fees.

Because Rule 12b-1 fees are paid out of the Fund’s assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges. Due to the payment of 12b-1 fees, long term shareholders may indirectly pay more than the equivalent of the maximum permitted front end sales charge.

Third Party Arrangements.    In addition to, or in lieu of amounts received by broker-dealers or other financial intermediaries as reallowances of a portion of sales commissions, the Adviser and its affiliates utilize a portion of their assets, which may include revenues received under the Plan, to pay all or a portion of the charges of various programs that make shares of the Funds available to their customers. These payments, sometimes referred to as “revenue sharing,” do not change the price paid by investors to purchase the Fund’s shares or the amount the Fund receives as proceeds from such sales. Revenue sharing payments may be made to broker-dealers and other financial intermediaries that provide services to the Funds or to shareholders in the Fund, including (without limitation) the following programs: shareholder servicing to Fund shareholders, transaction processing, subaccounting services, marketing support, access to sales meetings, sales representatives, and management representatives of the broker-dealers or other financial intermediaries. Revenue sharing payments may also be made to brokers, dealers, and other financial intermediaries for inclusion of the Fund on a sales list, including a preferred or select sales list, and in other sales programs. These payments take a variety of forms, including (without limitation) compensation for sales, “trail” fees for shareholder servicing and maintenance of shareholder accounts, and finders’ fees that vary depending on the share class and the dollar amount of shares sold. Revenue sharing payments may be structured: (i) as a percentage of sales; (ii) as a percentage of net assets; and/or (iii) as a fixed dollar amount.

The Adviser may also provide non-cash compensation to broker-dealers or other financial intermediaries in accordance with applicable rules of the Financial Industry Regulatory Authority, Inc. (“FINRA”), such as the reimbursement of travel, lodging, and meal expenses incurred in connection with attendance at educational and due diligence meetings or seminars by qualified registered representatives of those firms and, in certain cases, their families; meeting fees; certain entertainment; reimbursement for advertising or other promotional expenses; or other permitted expenses as determined in accordance with applicable FINRA rules. In certain cases these other payments could be significant.

Subject to tax limitations and approval by the Board, the Fund may also make payments to third parties out of its own assets (other than Rule 12b-1 payments), for a portion of the charges for those programs

17

that generally represent savings of expenses experienced by the Fund resulting from shareholders investing in the Fund through such programs rather than investing directly in the Fund.

The Adviser negotiates the level of payments described above to any particular broker-dealer or other financial intermediary with each firm. Currently, such payments (expressed as a percentage of net assets) range from 0.10% to 0.40% per year of the average daily net assets of the Fund attributable to the particular firm depending on the nature and level of services and other factors.

In addition, in certain cases, broker-dealers or other financial intermediaries may have agreements pursuant to which shares of the Fund owned by their clients are held of record on the books of the Fund in omnibus accounts maintained by each intermediary, and the intermediaries provide those Fund shareholders with sub-administration and sub-transfer agency services. Pursuant to the Fund’s transfer agency agreement, the Fund pays the transfer agent a fee for each shareholder account. As a result, the use of one omnibus account for multiple beneficial shareholders can create a cost savings to the Fund. The Board of Directors may, from time to time, authorize the Fund to pay a portion of the fees charged by these intermediaries if (i) a cost savings to the Fund can be demonstrated and (ii) the omnibus account of the intermediary has net assets in the Fund in excess of $10 million. In these cases, the Board may authorize the Fund to pay a portion of the fees to the intermediary in an amount no greater than the lower of the transfer agency cost savings relating to the particular omnibus account or 0.10% of the average daily net assets of that omnibus account. These payments compensate these intermediaries for the provision of sub-administration and sub-transfer agency services associated with their clients whose shares are held of record in this manner.

REDEMPTION OF SHARES

You can redeem shares of the Fund on any Business Day. The Fund may temporarily stop redeeming its shares when the NYSE is closed or trading on the NYSE is restricted, when an emergency exists and the Fund cannot sell its shares or accurately determine the value of its assets, or if the SEC orders the Fund to suspend redemptions.

The Fund redeems its shares based on the NAV next determined after the time as of which the Fund receives your redemption request in proper form, subject in some cases to a redemption fee as described below. See “Pricing of Fund Shares” for a description of the calculation of NAV.

The Fund is intended for long term investors and not for those who wish to trade frequently in Fund shares. The Fund believes that excessive short term trading of Fund shares creates risks for the Fund and its long term shareholders, including interference with efficient portfolio management, increased administrative and brokerage costs, and potential dilution in the value of Fund shares. In addition, because the Fund may invest in foreign securities traded primarily on markets that close prior to the time the Fund determines its NAV, frequent trading by some shareholders may, in certain circumstances, dilute the value of Fund shares held by other shareholders. This may occur when an event that affects the value of the foreign securities takes place after the close of the primary foreign market, but before the time that the Fund determines its NAV. Certain investors may seek to take advantage of the fact that there will be a delay in the adjustment of the market price for a security caused by this event until the foreign market reopens (referred to as price arbitrage). If this occurs, frequent traders who attempt this type of price arbitrage may dilute the value of the Fund’s shares to the extent they receive shares or proceeds based upon NAVs that have been calculated using the closing market prices for foreign

18

securities, if those prices have not been adjusted to reflect a change in the fair value of the foreign securities. In an effort to prevent price arbitrage, the Fund has procedures designed to adjust closing market prices of foreign securities before it calculates its NAV when it believes such an event has occurred that will have more than a minimal effect on the NAV. Prices are adjusted to reflect what the Fund believes are the fair values of these foreign securities at the time the Fund determines its NAV (called fair value pricing). Fair value pricing, however, involves judgments that are inherently subjective and inexact, since it is not possible to always be sure when an event will affect a market price and to what extent. As a result, there can be no assurance that fair value pricing will always eliminate the risk of price arbitrage.

In order to discourage frequent short term trading in Fund shares, the Fund imposes a 2.00% redemption fee (short term trading fee) on shares that are redeemed or exchanged within seven days of a purchase. This fee is calculated based on the shares’ aggregate NAV on the date of redemption and deducted from the redemption proceeds. The redemption fee is not a sales charge; it is retained by the Fund and does not benefit the Fund’s Adviser or any other third party. For purposes of computing the redemption fee, shares will be redeemed in reverse order of purchase (the latest shares acquired will be treated as being redeemed first). Redemptions to which the fee applies include redemption of shares resulting from an exchange made pursuant to the Fund’s exchange privilege. The redemption fee will not apply to redemptions of shares where (i) the shares were purchased through automatic reinvestment of dividends or other distributions, (ii) the redemption is initiated by the Fund, (iii) the shares were purchased through programs that collect the redemption fees at the program level and remit them to the Fund, or (iv) the shares were purchased through programs that the Adviser determines to have appropriate anti-short term trading policies in place or as to which the Adviser has received assurances that look-through redemption fee procedures or effective anti-short term trading policies and procedures are in place.

While the Fund has entered into information sharing agreements with financial intermediaries which contractually require such financial intermediaries to provide the Fund with information relating to its customers investing in the Fund through non-disclosed or omnibus accounts, the Fund cannot guarantee the accuracy of the information provided to it from financial intermediaries and may not always be able to track short term trading effected through these financial intermediaries. In addition, because the Fund is required to rely on information provided by the financial intermediary as to the applicable redemption fee, the Fund cannot guarantee that the financial intermediary is always imposing such fee on the underlying shareholder in accordance with the Fund’s policies. Subject to the exclusions discussed above, the Fund seeks to apply these policies uniformly.

Certain financial intermediaries may have procedures which differ from those of the Fund to collect the redemption fees or that prevent or restrict frequent trading. Investors should refer to their intermediary’s policies on frequent trading restrictions.

The Fund continues to reserve all rights, including the right to refuse any purchase request (including requests to purchase by exchange) from any person or group who, in the Fund’s view, is likely to engage in excessive trading or if such purchase is not in the best interest of the Fund and to limit, delay, or impose other conditions on exchanges or purchases. The Fund has adopted a policy of seeking to minimize short term trading in its shares and monitors purchase and redemption activities to assist in minimizing short term trading.

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You may redeem shares through the Distributor, directly from the Fund through the Transfer Agent, or through your financial intermediary:

•

By Letter. You may mail a letter requesting the redemption of shares to: The Gabelli Funds, P.O. Box 8308, Boston, MA 02266-8308. Your letter should state the name of the Fund and the share class, the dollar amount or number of shares you wish to redeem, and your account number. You must sign the letter in exactly the same way the account is registered, and if there is more than one owner of shares, all owners must sign. A medallion signature guarantee is required for each signature on your redemption letter. You can obtain a medallion signature guarantee from financial institutions such as commercial banks, broker-dealers, and savings banks and credit unions. A notary public cannot provide a medallion signature guarantee.

•

By Telephone or the Internet. Unless you have requested that telephone or Internet redemptions from your account not be permitted, you may redeem your shares in an account (excluding an IRA) directly registered with State Street by calling either 800-GABELLI (800-422-3554) or 800-872-5365 (617-328-5000 from outside the United States) or by visiting our website at www.gabelli.com. You may not redeem Fund shares held through an IRA through the Internet. IRA holders should consult a tax adviser concerning the current tax rules applicable to IRAs. If State Street properly acts on telephone or Internet instructions after following reasonable procedures to protect against unauthorized transactions, neither State Street nor the Fund will be responsible for any losses due to unauthorized telephone or Internet transactions and instead you would be responsible. You may request that proceeds from telephone or Internet redemptions be mailed to you by check (if your address has not changed in the prior thirty days), forwarded to you by bank wire, or invested in another mutual fund advised by the Adviser (see “Exchanges of Shares”). Among the procedures that State Street may use are passwords or verification of personal information. The Fund may impose limitations from time to time on telephone or Internet redemptions.

1.	Telephone or Internet Redemption By Check. The Fund will make checks payable to the name in which the account is registered and will normally mail the check to the address of record within seven days.

2.	Telephone or Internet Redemption By Bank Wire or ACH system. The Fund accepts telephone or Internet requests for wire or ACH system redemptions in amounts of at least $1,000. The Fund will send a wire or ACH system credit to either a bank designated on your subscription order form or on a subsequent letter with a medallion signature guarantee. The proceeds are normally wired on the next Business Day.

•

Automatic Cash Withdrawal Plan.    You may automatically redeem shares on a monthly, quarterly, or annual basis if you have at least $10,000 in your account and if your account is directly registered with State Street. Please call 800-GABELLI (800-422-3554) for more information about this plan.

Involuntary Redemption.    The Fund may redeem all shares in your account (other than an IRA) if their value falls below $1,000 as a result of redemptions (but not as a result of a decline in NAV). You will be notified in writing before the Fund initiates such action and you will be allowed thirty days to increase the value of your account to at least $1,000.

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Redemption Proceeds.    A redemption request received by the Fund will be effected based on the NAV per share next determined after the time as of which the Fund, or, if applicable, its authorized designee receives the request. If you request redemption proceeds by check, the Fund will normally mail the check to you within seven days after receipt of your redemption request. If you purchased your Fund shares by check or through the Automatic Investment Plan, you may not receive proceeds from your redemption until the check clears, which may take up to as many as ten days following purchase. While the Fund will delay the processing of the redemption payment until the check clears, your shares will be valued at the next determined NAV after receipt of your redemption request.

Redemption in Kind.    In certain circumstances, the Fund may pay your redemption proceeds wholly or partially in portfolio securities. Where applicable, payments would be made in portfolio securities only in the rare instance that the Board believes that it would be in the best interest not to pay redemption proceeds in cash. A redemption in kind would be a taxable event to you.

EXCHANGE OF SHARES

You can exchange shares of the Fund for shares of the same class of certain other funds managed by the Adviser or its affiliates based on their relative NAV. To obtain a list of the funds whose shares you may acquire through an exchange, call 800-GABELLI (800-422-3554). You may also exchange your shares for shares of the same class of a money market fund managed by the Adviser or its affiliates. The Fund may impose limitations on, or terminate, the exchange privilege with respect to any investor at any time. You will be given notice at least sixty days prior to any material change in the exchange privilege. An exchange of shares is a taxable event to you.

In effecting an exchange:

•	you must meet the minimum investment requirements for the fund whose shares you wish to purchase through exchange;
•	if you are exchanging into a fund with a higher sales charge, you must pay the difference at the time of exchange;
•	if you are exchanging from a fund with a redemption fee applicable to the redemption involved in your exchange, you must pay the redemption fee at the time of exchange;
•	you will realize a taxable gain or loss because the exchange is treated as a sale for federal income tax purposes;
•	you should read the prospectus of the fund whose shares you are purchasing through exchange. Call 800-GABELLI (800-422-3554) or visit our website at www.gabelli.com to obtain the prospectus; and
•	you should be aware that a financial intermediary may charge a fee for handling an exchange for you.

You may exchange shares through the Distributor, directly from the transfer agent, or through a financial intermediary that has entered into the appropriate selling agreements with the Distributor.

•	Exchange by Telephone. You may give exchange instructions by telephone by calling 800-GABELLI (800-422-3554). You may not exchange shares by telephone if you hold share certificates.

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•

Exchange by Mail. You may send a written request for exchanges to: The Gabelli Funds, P.O. Box 8308, Boston, MA 02266-8308. Your letter should state your name, your account number, the dollar amount or number of shares you wish to exchange, the name and class of the fund(s) whose shares you wish to exchange, and the name of the fund(s) whose shares you wish to acquire.

•

Exchange through the Internet. You may also give exchange instructions via the Internet at www.gabelli.com. You may not exchange shares through the Internet if you hold share certificates. The Fund may impose limitations from time to time on Internet exchanges.

Your financial intermediary may charge you a processing fee for assisting you in purchasing or redeeming shares of the Fund. This charge is set by your financial intermediary and does not benefit the Fund, Distributor or the Adviser in any way. It would be in addition to the sales charges and other costs, if any, described in this Prospectus and must be disclosed to you by your financial intermediary.

PRICING OF FUND SHARES

The NAV of the Fund’s Class AAA Shares is calculated on each Business Day. The NYSE is open Monday through Friday, but currently is scheduled to be closed on New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day and on the preceding Friday or subsequent Monday when a holiday falls on a Saturday or Sunday, respectively.

The Fund’s NAV is determined as of the close of regular trading on the NYSE, normally 4:00 p.m., Eastern Time. The NAV is computed by dividing the value of the Fund’s net assets, i.e., the value of its securities and other assets less its liabilities, including expenses payable or accrued but excluding capital stock and surplus, attributable to the Class AAA Shares by the total number of Class AAA Shares outstanding at the time the determination is made. The price of Fund shares for the purpose of purchase and redemption orders will be based upon the calculation of the NAV of each class next made after the time as of which the purchase or redemption order is received in proper form. Because the Fund may invest in foreign securities that are primarily listed on foreign exchanges that trade on weekends or other days when the Fund does not price its shares, the NAV of the Fund’s shares may change on days when shareholders will not be able to purchase or redeem the Fund’s shares.

Portfolio securities listed or traded on a nationally recognized securities exchange or traded in the U.S. over-the-counter market for which market quotations are readily available are valued at the last quoted sale price or a market’s official closing price as of the close of business on the day the securities are being valued. If there were no sales that day, the security is valued at the average of the closing bid and asked prices or, if there were no asked prices quoted on that day, then the security is valued at the closing bid price on that day. If no bid or asked prices are quoted on such day, the security is valued at the most recently available price or, if the Board so determines, by such other method as the Board shall determine in good faith to reflect its fair market value. Portfolio securities traded on more than one national securities exchange or market are valued according to the broadest and most representative market, as determined by the Adviser.

Portfolio securities primarily traded on a foreign market are generally valued at the preceding closing values of such securities on the relevant market, but may be fair valued pursuant to procedures established by the Board if market conditions change significantly after the close of the foreign market but

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prior to the close of business on the day the securities are being valued. Debt instruments with remaining maturities of sixty days or less that are not credit impaired are valued at amortized cost, unless the Board determines such amount does not reflect the securities’ fair value, in which case these securities will be fair valued as determined by the Board. Debt instruments having a maturity greater than sixty days for which market quotations are readily available are valued at the average of the latest bid and asked prices. If there were no asked prices quoted on such day, the security is valued using the closing bid price. U.S. government obligations with maturities greater than sixty days are normally valued using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued principally using dealer quotations. Futures contracts are valued at the closing settlement price of the exchange or board of trade on which the applicable contract is traded.

Securities and other assets for which market quotations are not readily available are fair valued as determined by the Board. Fair valuation methodologies and procedures may include, but are not limited to: analysis and review of available financial and non-financial information about the company; comparisons with the valuation and changes in valuation of similar securities, including a comparison of foreign securities to the equivalent U.S. dollar value American Depositary Receipt (“ADR”) securities at the close of the U.S. exchange; and evaluation of any other information that could be indicative of the value of the security.

DIVIDENDS AND DISTRIBUTIONS

The Fund intends to pay dividends and capital gain distributions, if any, on an annual basis. You may have dividends or capital gain distributions that are declared by the Fund reinvested automatically at NAV in additional shares of the Fund. You will make an election to receive dividends and distributions in cash and/or Fund shares at the time you first purchase your shares. You may change this election by notifying the Fund or your financial intermediary in writing at any time prior to the record date for a particular dividend or distribution. There are no sales or other charges by the Fund in connection with the reinvestment of dividends and capital gain distributions. Shares purchased through dividend reinvestment will receive a price without a sales charge based on the NAV on the reinvestment date, which is typically the date dividends are paid to shareholders. A dividend or capital gain distribution paid on shares purchased shortly before the record date for that dividend or capital gain distribution was declared will be subject to income taxes. There is no fixed dividend rate, and there can be no assurance that the Fund will realize any capital gains or other income with which to pay dividends and distributions. Distributions are taxable to you whether received in cash or additional shares. Dividends and distributions may differ for different classes of shares of the Fund.

TAX INFORMATION

The Fund intends to meet all requirements of the Internal Revenue Code necessary to continue to qualify for treatment as a “regulated investment company” and thus does not expect to pay any federal income tax on net income and capital gains it distributes to its shareholders.

Fund distributions paid to you, whether in cash or reinvested in additional shares, are generally taxable to you (unless you invest through a tax-exempt vehicle such as an IRA or 401(k) plan that does not invest with borrowed money). Distributions derived from net investment income (including the excess of net short term capital gain over net long term capital loss) are generally taxable at ordinary income rates, except that the Fund’s dividends attributable to “qualified dividend income” (i.e., dividends it receives on

23

stock of most U.S. and certain foreign corporations with respect to which the Fund satisfies certain holding period, debt financing and other restrictions) generally are subject to a 20% maximum federal income tax rate. Distributions of net gains from investments in capital assets that the Fund owns for more than one year and that it reports as capital gain dividends generally are taxable to you as long term capital gain, regardless of how long you have held Fund shares. Such gains are also subject to a 20% maximum federal income tax rate for individual shareholders.

Any gain an individual shareholder recognizes on a redemption of his or her Fund shares that have been held for more than one year will qualify for the 20% maximum federal income tax rate described above, provided such shares are held as capital assets. If you purchase shares of the Fund shortly before it declares a distribution, a portion of the purchase price may be returned to you as a taxable distribution even though it represents, in effect, a partial return of your investment. The Fund may make taxable distribution even during periods in which the share price has declined.

Dividends and other distributions by the Fund are generally treated as received by you at the time the dividend or distribution is made. However, any dividend or distribution declared by the Fund in October, November, or December of any calendar year to shareholders of record on a specified date in such a month will generally be deemed for tax purposes to have been received by each shareholder on December 31 of such year, provided such dividend is actually paid by the Fund during January of the following year.

After the end of each calendar year, the Fund will provide you with information about the distributions you received. If you do not provide the Fund with your correct taxpayer identification number and any required certifications, you may be subject to backup withholding on your distributions and redemption proceeds.

If you sell your Fund’s shares, it is considered a taxable event for you. Depending on the purchase price and the sale price of the shares you sell, you may have a gain or a loss on the transaction. You are responsible for any tax liabilities generated by your transaction.

Dividends and net capital gains are generally subject to a 3.8% Medicare tax on net investment income for shareholders whose adjusted gross income exceeds $200,000 for single filers and $250,000 for married joint filers.

By law, the Fund must withhold, as backup withholding, a percentage (currently 28%) of your taxable distributions and redemption proceeds if you do not provide your correct social security or taxpayer identification number and certify that you are not subject to backup withholding, or if the Internal Revenue Service instructs the Fund to do so.

This summary of tax consequences is intended for general information only and is subject to change by legislative, judicial, or administrative action, and any such change may be retroactive. A more complete discussion of the tax rules applicable to you and the Fund can be found in the SAI that is incorporated by reference into this Prospectus. Tax consequences are not the primary consideration of the Fund in making its investment decisions. You should consult a tax adviser concerning the federal, state, and local tax consequences of your investment in the Fund.

MAILINGS AND E-DELIVERY TO SHAREHOLDERS

In our continuing efforts to reduce duplicative mail and Fund expenses, we currently send a single copy of prospectuses and shareholder reports to your household even if more than one member in your

24

household owns the same fund or funds described in the prospectus or report. Additional copies of our prospectuses and reports may be obtained by calling 800-GABELLI (800-422-3554). If you do not want us to continue to consolidate your fund mailings and would prefer to receive separate mailings at any time in the future, please call us at the telephone number above and we shall resume separate mailings, in accordance with your instructions within thirty days of your request. The Fund offers electronic delivery of Fund documents. Direct shareholders of the Fund can elect to receive the Fund’s annual, semiannual, and quarterly reports, manager commentaries, and prospectuses via e-delivery. For more information or to sign up for e-delivery, please visit the Fund’s website at www.gabelli.com. Shareholders who purchased shares of the Fund through a financial intermediary should contact their financial intermediary to sign up for e-delivery of Fund documents, if available.

FINANCIAL HIGHLIGHTS

The Financial Highlights table is intended to help you understand the financial performance of the Fund for the past five fiscal years of the Fund’s Class AAA Shares. The total returns in the table represent the return that an investor would have earned or lost on an investment in the Fund’s Class AAA Shares (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, independent registered public accounting firm, whose report, along with the Fund’s financial statements and related notes, are included in the annual report, which is available upon request.

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Gabelli Enterprise Mergers and Acquisitions Fund

Financial Highlights

Selected data for a share of capital stock outstanding throughout each period:

		Income (Loss) from Investment Operations			Distributions							Ratios to Average Net Assets/ Supplemental Data
Period Ended October 31	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(a)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Net Investment Income	Net Realized Gain on Investments	Total Distributions	Redemption Fees(a)(b)	Net Asset Value, End of Period	Total Return†	Net Assets End of Period (in 000’s)	Net Investment Income (Loss)		Operating Expenses		Portfolio Turnover Rate
Class AAA
2013	$11.00	$0.04	$1.62	$1.66	—	—	—	$0.00	$12.66	15.09%	$8,671	0.37%		1.49%		197%
2012(c)	10.60	(0.08)	0.48	0.40	—	—	—	0.00	11.00	3.77	7,814	(0.75)		1.50		202
2011	10.25	(0.04)	0.39	0.35	—	—	—	0.00	10.60	3.41	7,936	(0.39)		1.45		232
2010(d)	9.60	(0.05)	0.70	0.65	—	—	—	0.00	10.25	6.77	571	(0.80	)(e)	1.51	(e)	228

†	Total return represents aggregate total return of a hypothetical $1,000 investment at the beginning of the period and sold at the end of the period including reinvestment of distributions and does not reflect applicable sales charges. Total return for a period of less than one year is not annualized.
(a)	Per share amounts have been calculated using the average shares outstanding method.
(b)	Amount represents less than $0.005 per share.
(c)	During the year ended October 31, 2012, the Fund changed its previously recognized estimate of the characterization of prior year income associated with a portfolio holding involved in a corporate reorganization that was subsequently sold. If this recharacterization had not occurred, Net Investment Income (Loss) would have been $(0.02), Net Realized and Unrealized Gain (Loss) on Investments would have been $0.42, and Net Investment Income (Loss) Ratio would have been (0.22)%.
(d)	From the commencement of offering Class AAA Shares on February 26, 2010 through October 31, 2010.
(e)	Annualized.

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Gabelli Enterprise Mergers and Acquisition Fund

(Class AAA Shares)

For more information about the Fund, the following documents are available free upon request:

Annual/Semiannual Reports:

The Fund’s semiannual and audited annual reports to shareholders contain additional information on the Funds’ investments. In the Fund’s annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year.

Statement of Additional Information (SAI):

The SAI provides more detailed information about the Fund, including its operations and investment policies. It is incorporated by reference and is legally considered a part of this Prospectus.

You can obtain free copies of these documents and prospectuses of other funds in the

Gabelli/GAMCO family, or request other information and discuss your questions about the Fund by mail, toll free telephone, or the Internet as follows:

Gabelli Enterprise Mergers and Acquisition Fund

One Corporate Center

Rye, NY 10580-1422

Telephone: 800-GABELLI (800-422-3554)

www.gabelli.com

You can also review and/or copy the Fund’s Prospectuses, annual/semiannual reports, and SAI at the Public Reference Room of the SEC in Washington, DC. You can obtain text-only copies:

•	Free from the Funds’ website at www.gabelli.com.

•	For a fee, by electronic request at publicinfo@sec.gov, by writing to the Public Reference Section of the SEC, Washington, DC 20549-1520, or by calling 202-551-8090.

•	Free from the EDGAR Database on the SEC’s website at www.sec.gov.

(Investment Company Act File No. 811-22041)

Gabelli Enterprise Mergers

and Acquisitions Fund

One Corporate Center

Rye, New York 10580-1422

800-GABELLI

(800-422-3554)

fax: 914-921-5118

website: www.gabelli.com

email: info@gabelli.com

Questions?

Call 800-GABELLI

or your investment representative.

Gabelli

Enterprise

Mergers and

Acquisitions

Fund (the “Fund”)

A Portfolio of Gabelli 787 Fund,

Inc. (the “Corporation”)

Class	Ticker Symbol
A	EMAAX
B	EMABX
C	EMACX
Y	EMAYX

PROSPECTUS

February 28, 2014

The Securities and Exchange Commission has not approved or disapproved the shares described in this Prospectus or determined whether this Prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

SUMMARY OF THE FUND

Investment Objective

The Fund seeks to provide capital appreciation.

Fees and Expenses of the Fund:

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you or your family invest, or agree to invest in the future, at least $50,000 in Class A Shares of the Fund. More Information about these and other discounts is available from your financial professional and in the section entitled “Classes of Shares” of the statutory Prospectus and in the section entitled “Purchase and Pricing of Shares” of the Fund’s Statement of Additional Information (“SAI”).

	Class A Shares	Class B Shares	Class C Shares	Class Y Shares
Shareholder Fees
(fees paid directly from your investment):
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.75%	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of redemption or offering price, whichever is lower)	None	5.00%	1.00%	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends
(as percentage of amount invested)	None	None	None	None
Redemption Fees (as a percentage of amount redeemed for shares held 7 days or less)	2.00%	2.00%	2.00%	2.00%
Exchange Fee	None	None	None	None

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment):
Management Fees	0.94%	0.94%	0.94%	0.94%
Distribution and Service (Rule 12b-1) Fees	0.45%	1.00%	1.00%	None
Other Expenses	0.30%	0.30%	0.30%	0.30%

Total Annual Fund Operating Expenses	1.69%	2.24%	2.24%	1.24%

Expense Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in shares of the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A Shares	$737	$1,077	$1,440	$2,458
Class B Shares	$727	$1,000	$1,400	$2,437
Class C Shares	$327	$700	$1,200	$2,575
Class Y Shares	$126	$393	$681	$1,500

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You would pay the following expenses if you did not redeem your shares of the Fund:

	1 Year	3 Years	5 Years	10 Years
Class A Shares	$737	$1,077	$1,440	$2,458
Class B Shares	$227	$700	$1,200	$2,437
Class C Shares	$227	$700	$1,200	$2,575
Class Y Shares	$126	$393	$681	$1,500

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when the Fund’s shares are held in a taxable account. These costs, which are not reflected in the annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 197% of the average value of its portfolio.

Principal Investment Strategies

Under normal circumstances, the Fund intends to invest primarily in equity securities of companies believed to be likely acquisition targets within twelve to eighteen months. The Fund also may engage in arbitrage transactions by investing in the equity securities of companies that are involved in publicly announced mergers, takeovers, tender offers, leveraged buyouts, spin-offs, liquidations and other corporate reorganizations. When a company agrees to be acquired by another company, its stock price often quickly rises to just below the stated acquisition price. If Gabelli Funds, LLC, the Fund’s investment adviser (the “Adviser”), determines that the acquisition is likely to be consummated on schedule at the stated acquisition price, then the Fund may purchase (if it does not already hold) or increase its investment in the selling company’s securities, offering the Fund the possibility of returns in excess of the return on cash equivalents with a limited risk of excessive loss of capital. At times, the stock of the acquiring company also may be purchased or sold short. The Fund may hold a significant portion of its assets in cash in anticipation of arbitrage opportunities.

The Fund may invest in companies of any size and from time to time may invest primarily in companies with large, medium, or small market capitalizations. The Fund generally invests in securities of U.S. companies, but also may invest its assets in foreign securities, including emerging market securities. The Fund may engage in various portfolio strategies, including using derivatives, to seek enhanced returns or to hedge investment risks.

The Fund intends to invest primarily in common stocks, but it may also invest in other securities that the Adviser believes provide opportunities for capital appreciation, such as preferred stocks, warrants, and securities convertible into common stock, including convertible securities which are below investment grade. The Fund may also invest in debt securities, including in debt securities which are below investment grade (“junk bonds”). It is expected that the Fund will engage in active or frequent trading of portfolio securities to achieve its investment objective.

In choosing investments, the Adviser searches for the best values on securities that it believes have the potential to achieve the Fund’s investment objective of capital appreciation. In seeking to identify companies that are likely to be acquisition targets, the Adviser considers, among other things,

3

consolidation trends within particular industries, whether a particular industry or company is undergoing a fundamental change or restructuring, the Adviser’s assessment of the “private market value” of individual companies and the potential for an event or catalyst to occur that enhances a company’s underlying value. The “private market value” of a company is the value that the Adviser believes informed investors would be willing to pay to acquire the entire company. The Adviser seeks to limit risk of excessive loss of capital by utilizing various investment strategies, including investing in value oriented equity securities that should trade at a significant discount to the Adviser’s assessment of their private market value.

In evaluating arbitrage opportunities with respect to companies involved in publicly announced mergers or other corporate restructurings, the Adviser seeks to identify investments in companies where the discount from the stated or appraised value of the security significantly overstates the risk of the contingencies involved in completing the transaction, significantly undervalues the securities, assets or cash to be received by shareholders of the prospective portfolio company as a result of the contemplated transaction, or fails adequately to recognize the possibility that the offer or proposal may be replaced or superseded by an offer or proposal of greater value. The evaluation of such contingencies requires unusually broad knowledge and experience on the part of the Adviser which must appraise not only the value of the issuer and its component businesses as well as the assets or securities to be received as a result of the contemplated transaction but also the financial resources and business motivation of the acquirer and the dynamics and business climate when the offer of the proposal is in progress. Since such investments are ordinarily short-term in nature, they will tend to increase the turnover rate of the Fund, thereby increasing its brokerage and other transaction expenses. The Adviser intends to select investments of the type described, which, in its view, have a reasonable prospect of capital appreciation that is significant in relation to both risks involved and the potential of available alternate investments. The Adviser may sell a security for a variety of reasons, such as when the security is selling in the public market at or near the Adviser’s estimate of its private market value or if the catalyst expected to happen fails to materialize.

The Fund is non-diversified which means it may focus its investments in a limited number of issuers.

Principal Risks

You May Want to Invest in the Fund if:

•	you are a long term investor
•	you seek both growth of capital and some income
•	you believe that the market will favor value over growth stocks over the long term
•	you wish to include a value strategy

The Fund’s share price will fluctuate with changes in the market value of the Fund’s portfolio securities. Your investment in the Fund is not guaranteed; you may lose money by investing in the Fund. When you sell Fund shares, they may be worth more or less than what you paid for them.

The principal risks presented by the Fund are:

•

Convertible Securities Risk.    Convertible securities provide higher yields than the underlying common stock, but generally offer lower yields than nonconvertible securities of similar quality. The value of convertible securities fluctuates in relation to changes in interest rates and, in addition, fluctuates in relation to the underlying common stock.

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•

Interest Rate Risk, Maturity Risk, and Credit Risk.    When interest rates decline, the value of the portfolio’s debt securities generally increases. Conversely, when interest rates rise, the value of the portfolio’s debt securities generally declines. The magnitude of the increase or decline will often be greater for longer term debt securities than shorter term debt securities. It is likely that there will be less governmental action in the near future to maintain low interest rates. The negative impact on fixed income securities from the resulting rate increases for that and other reasons could be swift and significant. It is also possible that the issuer of a debt security will not be able to make interest and principal payments when due.

•

Derivatives Risk.    Derivatives risk is a combination of several risks, including the risks that: (1) an investment in a derivative instrument will not correlate well with the performance of the securities or asset class to which the Fund seeks exposure, (2) a derivative instrument entailing leverage may result in a loss greater than the principal amount invested, and (3) derivatives not traded on an exchange may be subject to credit risk, as well as liquidity risk and the related risk that the instrument is difficult or impossible to value accurately. The methodology the Fund uses to establish the fair value of a derivative may result in a value materially different from the value obtained using an alternative methodology.

•

Equity Risk.    Equity risk is the risk that the prices of the securities held by the Fund will change due to general market and economic conditions, perceptions regarding the industries in which the companies issuing the securities participate, and the issuer company’s particular circumstances.

•

Foreign Securities Risk.    Investments in foreign securities involve risks relating to political, social, and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuers and markets are subject. These risks include expropriation, differing accounting and disclosure standards, currency exchange risks, settlement difficulties, market illiquidity, difficulties enforcing legal rights, and greater transaction costs. These risks are more pronounced in the securities of companies located in emerging markets.

•

Issuer-Specific Risk.    The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the market as a whole. The Fund could lose all of its investment in a company’s securities.

•

Large-Capitalization Risk.    Larger, more established companies may be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes. Many larger companies also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.

•

Lending Risk.    The Fund may lend portfolio securities with a value of up to 33 1/3% of the Fund’s total assets, including collateral received for securities lent. If the Fund lends securities, there is a risk that the securities will not be available to the Fund on a timely basis, and the Fund, therefore, may lose the opportunity to sell the securities at a desirable price. In addition, as with other extensions of secured credit, there is the risk of possible delay in receiving additional collateral or in the recovery of the securities, possible loss of rights in the collateral should the borrower fail financially or a decline in the value of the collateral held by a fund.

•	Leverage Risk. The risk associated with securities or practices, e.g., borrowing, that multiply small price movements into large changes in value.

5

•

Liquidity Risk.    The risk that certain securities (particularly illiquid securities and restricted securities) may be difficult or impossible to sell at the time and the price that the Adviser would like. This may result in a loss or may be costly to the Fund.

•	Management Risk. If the portfolio manager is incorrect in his assessment of the growth prospects of the securities the Fund holds, then the value of the Fund’s shares may decline.

•	Market Risk. The risk that the securities markets will move down, sometimes rapidly and unpredictably based on overall economic conditions and other factors.

•

Merger Risk.    In general, securities of companies which are the subject of a tender or exchange offer or a merger, consolidation, liquidation or reorganization proposal sell at a premium to their historic market price immediately prior to the announcement of an offer for the company. However, it is possible that the value of securities of a company involved in such a transaction will not rise and in fact may fall, in which case the Fund would lose money. It is also possible that the Adviser’s assessment that a particular company is likely to be acquired or acquired during a specific time frame may be incorrect, in which case the Fund may not realize any premium on its investment and could lose money if the value of the securities declines during the Fund’s holding period.

•

Non-Diversification Risk.    As a non-diversified mutual fund, more of the Fund’s assets may be focused in the common stocks of a small number of issuers, which may make the value of the Fund’s shares more sensitive to changes in the market value of a single issuer or industry than shares of a diversified mutual fund.

•

Portfolio Turnover Risk.    High portfolio turnover may result in increased transaction costs to the Fund, which may result in higher fund expenses and lower total returns. The sale of portfolio securities also may result in the recognition of capital gain, which will be taxable to shareholders when distributed to them, or loss.

•

Security Risk.    The risk that the value of a security may move up and down, sometimes rapidly and unpredictably based upon changes in a company’s financial condition as well as overall market and economic conditions.

•

Short Sale Risk.    A “short sale” is the sale by the Fund of a security which has been borrowed from a third party on the expectation that the market price will drop. If the price of the security rises, the Fund may have to cover short positions at a higher price than the short sale price, resulting in a loss.

•

Small and Mid-Capitalization Risk.    Risk is greater for the securities of small- and mid-capitalization companies (including small unseasoned companies that have been in operation less than three years) because they generally are more vulnerable than larger companies to adverse business or economic developments and they may have more limited resources. The securities of small- and mid-capitalization companies also may trade less frequently and in smaller volume than larger companies. As a result, the value of such securities may be more volatile than the securities of larger companies, and the Fund may experience difficulty in purchasing or selling such securities at the desired time and price.

•	Special Situations Risk. The Fund may use aggressive investment techniques, including seeking to benefit from “special situations,” such as mergers, reorganizations, or other unusual

6

events expected to affect a particular issuer. There is a risk that the “special situation” might not occur, which could have a negative impact on the price of the issuer’s securities and fail to produce gains or produce a loss for the Fund.

Performance

The bar chart and table that follow provide an indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual returns for one year, five years, and ten years compared with those of a broad based securities market index. As with all mutual funds, the Fund’s past performance (before and after taxes) does not predict how the Fund will perform in the future. This may be particularly true for the Fund since a different investment adviser was responsible for the management of the Fund prior to March 11, 2008. Updated information on the Fund’s results can be obtained by visiting www.gabelli.com.

GABELLI ENTERPRISE MERGERS AND ACQUISITIONS FUND

(Total Returns for Class A Shares for the Years Ended December 31)*

*	Sales loads are not reflected in the above chart. If sales loads were reflected, the Fund’s returns would be less than those shown.

During the years shown in the bar chart, the highest return for a quarter was 19.12% (quarter ended June 30, 2009) and the lowest return for a quarter was (17.79)% (quarter ended December 31, 2008).

7

Average Annual Total Returns (for the years ended December 31, 2013, with maximum sales charge, if applicable)	Past One Year	Past Five Years	Past Ten Years
Gabelli Enterprise Mergers and Acquisitions Fund
Class A Shares
Return Before Taxes	6.75%	9.51%	4.21%
Return After Taxes on Distributions	6.75%	9.49%	3.34%
Return After Taxes on Distributions and Sale of Fund Shares	3.82%	7.54%	3.06%
Class B Shares
Return Before Taxes	7.64%	9.93%	4.26%
Class C Shares
Return Before Taxes	11.55%	10.20%	4.26%
Class Y Shares
Return Before Taxes	13.73%	11.30%	5.31%
Standard & Poor’s (“S&P”) 500 Index (reflects no deduction for fees, expenses or taxes)	32.39%	17.94%	7.41%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or Individual Retirement Accounts, including “Roth” IRAs and SEP IRAs (collectively, “IRAs”).

Management

The Adviser. Gabelli Funds, LLC serves as the Adviser to the Fund.

The Portfolio Manager. Mr. Mario J. Gabelli, CFA, Chief Investment Officer — Value Portfolios of the Adviser, has served as Portfolio Manager of the Fund since the Fund’s inception on February 28, 2001.

Purchase and Sale of Fund Shares

The minimum initial investment must be at least $1,000 ($250 for IRAs or “Coverdell” Education Saving Plans). Class B Shares are no longer available for new investments, except through reinvestment of dividends and capital gains. There is no minimum initial investment in an automatic monthly investment plan. There is no minimum for subsequent investments.

You can purchase or redeem shares of the Fund on any day the New York Stock Exchange (“NYSE”) is open for trading (a “Business Day”). You may purchase or redeem Fund shares by written request via mail (The Gabelli Funds, P.O. Box 8308, Boston, MA 02266-8308), by personal or overnight delivery (The Gabelli Funds, c/o BFDS, 30 Dan Road, Canton, MA 02021-2809), by bank wire, or by Automated Clearing House (“ACH”) system.

You may also redeem Fund shares by telephone at 800-GABELLI (800-422-3554), on the Internet at www.gabelli.com, or through an automatic cash withdrawal plan.

You can also place orders to purchase or sell Fund shares through registered broker-dealers or other financial intermediaries that have entered into appropriate selling agreements with G.distributors, LLC, the

8

Fund’s distributor (“G.distributors” or the “Distributor”), an affiliate of the Adviser. The broker-dealer or other financial intermediary will transmit these transaction orders to the Fund on your behalf and send you confirmation of your transactions and periodic account statements showing your investments in the Fund.

Tax Information

The Fund expects that distributions will generally be taxable as ordinary income or long term capital gains, unless you are investing through a tax deferred arrangement, such as a 401(k) plan or an IRA.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of the Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

9

INVESTMENT OBJECTIVE, INVESTMENT STRATEGIES, AND RELATED RISKS

The Fund’s investment objective is to seek to provide capital appreciation. The investment objective is fundamental and may not be changed without shareholder approval.

Under normal circumstances, the Fund intends to invest primarily in equity securities of companies believed to be likely acquisition targets within twelve to eighteen months. The Fund also may engage in arbitrage transactions by investing in the equity securities of companies that are involved in publicly announced mergers, takeovers, tender offers, leveraged buyouts, spin-offs, liquidations, and other corporate reorganizations. When a company agrees to be acquired by another company, its stock price often quickly rises to just below the stated acquisition price. If the Adviser determines that the acquisition is likely to be consummated on schedule at the stated acquisition price, then the Fund may purchase (if it does not already hold) or increase its investment in the selling company’s securities, offering the Fund the possibility of returns in excess of the return on cash equivalents with a limited risk of excessive loss of capital. At times, the stock of the acquiring company also may be purchased or sold short. The Fund may hold a significant portion of its assets in cash in anticipation of arbitrage opportunities.

The Fund may invest in companies of any size and from time to time may invest primarily in companies with large, medium, or small market capitalizations. The Fund generally invests in securities of U.S. companies, but it also may invest its assets in foreign securities, including emerging market securities. The Fund may engage in various portfolio strategies, including using derivatives, to seek enhanced returns or to hedge investment risks, although it is not anticipated that it will do so to a significant degree. In general terms, a derivative instrument is an investment contract whose value depends on (or is derived from) the value of an underlying asset, reference rate, or index. Options, futures contracts, and forwards are examples of derivatives.

The Fund intends to invest primarily in common stocks, but it may also invest in other securities that the Adviser believes provide opportunities for capital appreciation, such as preferred stocks, warrants, and securities convertible into common stock, including convertible securities which are below investment grade. The Fund may also invest in debt securities, including in “junk bonds”. It is expected that the Fund will engage in active or frequent trading of portfolio securities to achieve its investment objective. It is expected that the Fund will have a portfolio turnover rate of 150% or more.

In choosing investments, the Adviser searches for the best values on securities that it believes have the potential to achieve the Fund’s investment objective of capital appreciation. In seeking to identify companies that are likely to be acquisition targets, the Adviser considers, among other things, consolidation trends within particular industries, whether a particular industry or company is undergoing a fundamental change or restructuring, the Adviser’s assessment of the “private market value” of individual companies and the potential for an event or catalyst to occur that enhances a company’s underlying value. The “private market value” of a company is the value that the Adviser believes informed investors would be willing to pay to acquire the entire company. The Adviser seeks to limit excessive risk of capital loss by utilizing various investment strategies, including investing in value oriented equity securities that should trade at a significant discount to the Adviser’s assessment of their private market value.

In evaluating arbitrage opportunities with respect to companies involved in publicly announced mergers or other corporate restructurings, the Adviser seeks to identify investments in companies where the discount from the stated or appraised value of the security significantly overstates the risk of the contingencies

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involved in completing the transaction, significantly undervalues the securities, assets, or cash to be received by shareholders of the prospective portfolio company as a result of the contemplated transaction, or fails adequately to recognize the possibility that the offer or proposal may be replaced or superseded by an offer or proposal of greater value. The evaluation of such contingencies requires unusually broad knowledge and experience on the part of the Adviser which must appraise not only the value of the issuer and its component businesses as well as the assets or securities to be received as a result of the contemplated transaction but also the financial resources and business motivation of the acquirer and the dynamics and business climate when the offer of the proposal is in progress. Since such investments are ordinarily short-term in nature, they will tend to increase the turnover rate of the Fund, thereby increasing its brokerage and other transaction expenses. The Adviser intends to select investments of the type described, which, in its view, have a reasonable prospect of capital appreciation that is significant in relation to both risks involved and the potential of available alternate investments. The Adviser may sell a security for a variety of reasons, such as when the security is selling in the public market at or near the Adviser’s estimate of its private market value or if the catalyst expected to happen fails to materialize.

The Fund is non-diversified which means it may focus its investments in a limited number of issuers.

For purposes of realizing additional income, the Fund may lend its portfolio securities to broker-dealers approved by the Corporation’s Board of Directors (the “Board”). Generally, any such loan of portfolio securities will be continuously secured by collateral at least equal to the value of the security loaned. Such collateral will be in the form of cash, marketable securities issued or guaranteed by the U.S. Government or its agencies, or a standby letter of credit issued by qualified banks. Loans will only be made to firms deemed by the Adviser to be of good standing and will not be made unless, in the judgment of the Adviser, the consideration to be earned from such loans would justify the risk.

The Fund may engage in short sales. A “short sale” is the sale by the Fund of a security which has been borrowed from a third party on the expectation that the market price will drop. If the price of the security drops, the Fund will make a profit by purchasing the security in the open market at a lower price than at which it sold the security. If the price of the security rises, the Fund may have to cover its short positions at a higher price than the short sale price, resulting in a loss. The Fund generally will only engage in covered short sales. In a covered short sale, the Fund either (1) borrows and sells securities it already owns (also known as a short sale “against the box”), or (2) “earmarks” on its records, or places in a segregated account with the Corporation’s custodian, cash, U.S. government securities, or other liquid securities in an amount equal to the market value of the securities sold short.

For temporary defensive purposes, the Fund may invest, without limit, in cash, money market instruments or high quality short term debt securities, including repurchase agreements. To the extent the Fund is invested in these instruments, the Fund will not be pursuing its investment objective.

An investment in the Fund is not guaranteed; you may lose money by investing in the Fund. When you sell your shares of the Fund, they could be worth more or less than what you paid for them.

The principal risks presented by the Fund are:

•

Convertible Securities Risk.    The Fund may invest in convertible securities which may include both convertible debt and convertible preferred stock. Such securities may be converted into shares of the underlying common stock at either a stated price or stated rate. Therefore,

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convertible securities enable the holder to benefit from increases in the market price of the underlying common stock. Convertible securities provide higher yields than the underlying common stock, but generally offer lower yields than nonconvertible securities of similar quality. The value of convertible securities fluctuates in relation to changes in interest rates and, in addition, fluctuates in relation to the underlying common stock. While no securities investment is without some risk, investments in convertible securities generally entail less risk than the issuer’s common stock; however, the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a fixed income security. A convertible security may be subject to redemption at the option of the issuer at a price established in the convertible security’s governing instrument. If a convertible security held by the Fund is called for redemption, the Fund will be required to permit the issuer to redeem the security, convert it into underlying common stock or sell it to a third party. Investments by the Fund in convertible debt securities are not subject to any ratings restrictions, although the Adviser will consider such ratings, and any changes in such ratings, in its determination of whether the Fund should invest and/or continue to hold the securities. The credit standing of the issuer and other factors may have an effect on a convertible security’s investment value. Convertible securities rank senior to common stock in a corporation’s capital structure, but are usually subordinated to comparable non-convertible securities. Convertible securities are subject to interest rate risk and credit risk and are often lower-quality securities.

•

Interest Rate Risk, Maturity Risk, and Credit Risk.    When interest rates decline, the value of the portfolio’s debt securities generally increases. Conversely, when interest rates rise, the value of the portfolio’s debt securities generally declines. The magnitude of the increase or decline will often be greater for longer-term debt securities than shorter-term debt securities. It is likely that there will be less governmental action in the near future to maintain low interest rates, or that governmental action will be less effective in maintaining low interest rates. The negative impact on fixed income securities from the resulting rate increases for that and other reasons could be swift and significant, including falling market values and reduced liquidity. Substantial redemptions from bond and other income funds may worsen that impact. Other types of securities also may be adversely affected from an increase in interest rates. It is also possible that the issuer of a debt security will not be able to make interest and principal payments when due.

•

Derivatives Risk.    Derivatives risk is a combination of several risks, including the risks that: (1) an investment in a derivative instrument will not correlate well with the performance of the securities or asset class to which the Fund seeks exposure, (2) a derivative instrument entailing leverage may result in a loss greater than the principal amount invested, and (3) derivatives not traded on an exchange may be subject to credit risk, as well as liquidity risk and the related risk that the instrument is difficult or impossible to value accurately. The methodology the Fund uses to establish the fair value of a derivative may result in a value materially different from the value obtained using an alternative methodology.

•

Equity Risk.    Equity risk is the risk that the prices of the securities held by the Fund will change due to general market and economic conditions, perceptions regarding the industries in which the companies issuing the securities participate, and the issuer company’s particular circumstances. These fluctuations may cause a security to be worth less than it was worth when it was purchased by the Fund. Because the value of securities, and thus shares of the Fund, could decline, you could lose money.

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•	Foreign Securities Risk. A fund that invests outside the United States carries additional risks that include:

•	Currency Risk. Fluctuations in exchange rates between the U.S. dollar and foreign currencies may negatively affect an investment.

•	Information Risk. Key information about an issuer, security, or market may be inaccurate or unavailable.

•	Political Risk. Foreign governments may expropriate assets, impose capital or currency controls, impose punitive taxes, or nationalize a company or industry.

•	Access Risk. The risk that some countries may restrict the Fund’s access to investments or offer terms that are less advantageous than those for local investors.

•	Liquidity Risk. Foreign securities are sometimes less liquid than securities of comparably sized U.S. issuers.

•	Emerging Markets. The above listed foreign securities risks are more pronounced in the securities of companies located in emerging markets.

•

Issuer-Specific Risk.    The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the market as a whole. The Fund could lose all of its investment in a company’s securities.

•

Large-Capitalization Risk.    Larger, more established companies may be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes. Many larger companies also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.

•

Lending Risk.    The Fund may lend portfolio securities with a value of up to 33 1/3% of the Fund’s total assets, including collateral received for securities lent. If the Fund lends securities, there is a risk that the securities will not be available to the Fund on a timely basis, and the Fund, therefore, may lose the opportunity to sell the securities at a desirable price. In addition, as with other extensions of secured credit, there is the risk of possible delay in receiving additional collateral or in the recovery of the securities, possible loss of rights in the collateral should the borrower fail financially or a decline in the value of the collateral held by a fund.

•	Leverage Risk. The risk associated with securities or practices, e.g., borrowing, that multiply small price movements into large changes in value.

•	Liquidity Risk. The risk that certain securities may be difficult or impossible to sell at the time and the price that the Adviser would like. This may result in a loss or may be costly to the Fund.

•

Management Risk.    If the portfolio manager is incorrect in his assessment of the growth prospects of the securities the Fund holds, then the value of the Fund’s shares may decline. In addition, the portfolio manager’s strategy may produce returns that are different from other mutual funds that invest in similar securities.

•	Market Risk. The risk that the securities markets will move down, sometimes rapidly and unpredictably based on overall economic conditions and other factors.

•	Merger Risk. In general, securities of companies which are the subject of a tender or exchange offer or a merger, consolidation, liquidation or reorganization proposal sell at a

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premium to their historic market price immediately prior to the announcement of an offer for the company. However, it is possible that the value of securities of a company involved in such a transaction will not rise and in fact may fall, in which case the Fund would lose money. It is also possible that the Adviser’s assessment that a particular company is likely to be acquired or acquired during a specific time frame may be incorrect, in which case the Fund may not realize any premium on its investment and could lose money if the value of the securities declines during the Fund’s holding period. The Fund’s return also could be adversely impacted to the extent that the Adviser’s strategies fail to identify companies for investment by the Fund that become the subject of a merger or similar transaction that results in an increase in the value of the securities of those companies. Moreover, publicly announced mergers and similar types of transactions may be renegotiated or terminated, in which case the Fund may lose money. In addition, if a transaction takes a longer time to close than the Adviser originally anticipated, the Fund may realize a lower than expected rate of return.

•

Non-Diversification Risk.    The Fund is classified as a “non-diversified” mutual fund, which means that a greater proportion of its assets may be invested in the securities of a single issuer than a “diversified” mutual fund. As a non-diversified mutual fund, more of the Fund’s assets may be focused in the common stocks of a small number of issuers, which may make the value of the Fund’s shares more sensitive to changes in the market value of a single issuer or industry than shares of a diversified mutual fund. The ability to invest in a more limited number of securities may increase the volatility of the Fund’s investment performance, as the Fund may be more susceptible to risks associated with a single economic, political, or regulatory event than a diversified fund. If the securities in which the Fund invests perform poorly, the Fund could incur greater losses than it would have had if it had been invested in a greater number of securities.

•

Portfolio Turnover Risk.    High portfolio turnover may result in increased transaction costs to the Fund, which may result in higher fund expenses and lower total returns. The sale of portfolio securities also may result in the recognition of capital gain, which will be taxable to shareholders when distributed to them, or loss. Given the frequency of sales, any such net gain may be short term capital gain or loss. Unlike long term capital gain, short term capital gain is taxable to individuals at the same rates as ordinary income.

•

Security Risk.    The risk that the value of a security may move up and down, sometimes rapidly and unpredictably based upon changes in a company’s financial condition as well as overall market and economic conditions.

•

Short Sale Risk.    A “short sale” is the sale by the Fund of a security which has been borrowed from a third party on the expectation that the market price will drop. If the price of the security rises, the Fund may have to cover short positions at a higher price than the short sale price, resulting in a loss.

•

Small and Mid-Capitalization Risk.    Risk is greater for the securities of small- and mid-capitalization companies because they generally are more vulnerable than larger companies to adverse business or economic developments and they may have more limited resources. The securities of small- and mid-capitalization companies also may trade less frequently and in smaller volume than larger companies. As a result, the value of such securities may be more volatile than the securities of larger companies, and the Fund may experience difficulty in

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purchasing or selling such securities at the desired time and price. In general, these risks are greater for small-capitalization companies than for mid-capitalization companies.

•

Special Situations Risk.    The Fund may use aggressive investment techniques, including seeking to benefit from “special situations,” such as mergers, reorganizations, or other unusual events expected to affect a particular issuer. There is a risk that the “special situation” might not occur, which could have a negative impact on the price of the issuer’s securities and fail to produce gains or produce a loss for the Fund.

Portfolio Holdings.    A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund’s Statement of Additional Information (“SAI”).

MANAGEMENT OF THE FUND

The Adviser.    Gabelli Funds, LLC, with its principal offices located at One Corporate Center, Rye, New York 10580-1422, serves as investment adviser to the Fund. The Adviser makes investment decisions for the Fund and continuously reviews and administers the Fund’s investment program and manages the Fund’s operations under the general supervision of the Board. The Adviser also manages several other open-end and closed-end investment companies in the Gabelli/GAMCO family of funds. The Adviser is a New York limited liability company organized in 1999 as successor to GGCP, Inc., a New York corporation organized in 1980. The Adviser is a wholly owned subsidiary of GAMCO Investors, Inc. (“GBL”), a publicly held company listed on the NYSE.

As compensation for its services and related expenses borne by the Adviser, the Fund will pay to the Adviser a monthly fee at the annual rate of 0.935% of the Fund’s average daily net asset value (“NAV”) on the first $1 billion; 0.910% on the next $1 billion; 0.8850% on the next $3 billion; 0.860% on the next $5 billion; and 0.835% thereafter. For the fiscal year ended October 31, 2013, the Fund paid the Adviser a fee of 0.935% of the Fund’s average daily net assets.

The Fund’s semiannual report to shareholders for the period ended April 30, 2013, contained a discussion of the basis of the Board’s determination to continue the investment advisory agreement described above.

The Portfolio Manager.    Mr. Mario J. Gabelli, CFA, is primarily responsible for the day-to-day management of the Fund. Mr. Gabelli has been Chairman and Chief Executive Officer of GBL and Chief Investment Officer-Value Portfolios of Gabelli Funds LLC and GAMCO Asset Management, Inc., (“GAMCO”) another wholly owned subsidiary of GBL, Chief Executive Officer and Chief Investment Officer of GGCP, Inc. and is an officer or director of other companies affiliated with GBL. The Adviser relies to a considerable extent on the expertise of Mr. Gabelli, who may be difficult to replace in the event of his death, disability, or resignation.

The Fund’s SAI provides additional information about the portfolio manager’s compensation, other accounts managed by him, and his ownership of securities in the funds he manages.

Regulatory Matters.    On April 24, 2008, the Adviser entered into a settlement with the Securities and Exchange Commission (“SEC”) to resolve an inquiry regarding prior frequent trading in shares of the GAMCO Global Growth Fund (the “Global Growth Fund”) by one investor who was banned from the Global Growth Fund in August 2002. Under the terms of the settlement, the Adviser, without admitting or

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denying the SEC’s findings and allegations, paid $16 million (which included a $5 million civil monetary penalty). On the same day, the SEC filed a civil action in the U.S. District Court for the Southern District of New York against the Executive Vice President and Chief Operating Officer of the Adviser, alleging violations of certain federal securities laws arising from the same matter. The officer, who also is an officer of the Global Growth Fund and other funds in the Gabelli/GAMCO complex, including this Fund, denies the allegations and is continuing in his positions with the Adviser and the funds. The settlement by the Adviser did not have, and the resolution of the action against the officer is not expected to have, a material adverse impact on the Adviser or its ability to fulfill its obligations under the Advisory Agreement.

INDEX DESCRIPTION

S&P 500 Index

The S&P 500 Index is a widely recognized, unmanaged index of common stock prices. The index figures do not reflect any deductions for fees, expenses, or taxes. You cannot invest directly in the S&P 500 Index.

CLASSES OF SHARES

Four classes of the Fund’s shares are offered in this Prospectus — Class A, Class B, Class C, and Class Y Shares. Class B Shares are not currently available for new purchases, except through reinvestment of dividends and capital gains. The Fund is not designed for market-timers, see the section entitled “Redemption of Shares.” Each class of shares has different costs associated with buying, selling, and holding fund shares. Your broker or other financial professional can assist you in selecting which class of shares best meets your needs based on such factors as the size of your investment and the length of time you intend to hold your shares.

•	A “front end sales load” or sales charge, is a one time fee that may be charged at the time of purchase of shares.
•	A contingent deferred sales charge (“CDSC”) is a one time fee charged at the time of redemption.
•	A “Rule 12b-1 fee” is a recurring annual fee for distributing shares and servicing shareholder accounts based on the Fund’s average daily net assets attributable to the particular class of shares.

In selecting a class of shares in which to invest, you should consider:

•	the length of time you plan to hold the shares;
•

the amount of sales charge and Rule 12b-1 fees, recognizing that your share of 12b-1 fees as a percentage of your investment increases if the Fund’s assets increase in value and decreases if the Fund’s assets decrease in value;

•	whether you qualify for a reduction or waiver of the Class A sales charge; and
•	whether you qualify to purchase Class Y Shares (direct institutional purchases of $500,000 or more).

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The table below summarizes the differences among the classes of shares.

	Class A Shares	Class B Shares	Class C Shares	Class Y Shares
Front End Sales Load?	Yes. The percentage declines as the amount invested increases.	No.	No.	No.
Contingent Deferred Sales Charge?	No, except for shares redeemed within eighteen months after purchase as part of an investment greater than $1 million if no front end sales charge was paid at the time of purchase.	Yes, for shares redeemed within seventy-two months after purchase. Declines over time.	Yes, for shares redeemed within twelve months after purchase.	No.
Rule 12b-1 Fees	0.45%	1.00%	1.00%	None.
Convertible to Another Class?	Yes. May be converted to Class Y Shares provided certain conditions are met.	Yes. Automatically converts to Class A Shares approximately ninety-six months after purchase.	Yes. May be converted to Class Y Shares provided certain conditions are met.	No.
Fund Expense Levels	Lower annual expenses than Class B or Class C Shares. Higher annual expenses than Class Y Shares.	Higher annual expenses than Class A Shares and Class Y Shares.	Higher annual expenses than Class A Shares and Class Y Shares.	Lower annual expenses than Class A, Class B, or Class C Shares.

The following sections include important information about sales charges and sales charge reductions and waivers available to investors in Class A Shares and describe information or records you may need to provide to the Fund or your broker in order to be eligible for sales charge reductions and waivers. Information about sales charges and sales charge reductions and waivers to the various classes of the Fund’s shares are also available free of charge and in a clear and prominent format on our website at www.gabelli.com. You should consider the information below as a guide only, as the decision on which share class is best for you depends on your individual needs and circumstances.

If you...	then you should consider...
•qualify for a reduced or waived front end sales load	purchasing Class A Shares instead of Class C Shares
•do not qualify for a reduced or waived front end sales load and intend to hold your shares for only a few years	purchasing Class C Shares instead of Class A Shares
•do not qualify for a reduced or waived front end sales load and intend to hold your shares indefinitely	purchasing Class A Shares instead of Class C Shares
•are an eligible institution and wish to purchase at least $500,000 worth of shares	purchasing Class Y Shares

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Sales Charge — Class A Shares.    The sales charge is imposed on Class A Shares at the time of purchase in accordance with the following schedule:

Amount of Investment	Sales Charge as % of the Offering Price*	Sales Charge as % of Amount Invested	Reallowance to Broker-Dealers

Under $50,000	5.75%	6.10%	5.00%
$50,000 but under $100,000	4.75%	4.99%	4.00%
$100,000 but under $250,000	3.75%	3.90%	3.00%
$250,000 but under $500,000	2.75%	2.83%	2.25%
$500,000 but under $1 million	2.00%	2.04%	1.75%
$1 million but under $2 million	0.00%**	0.00%	1.00%
$2 million but under $5 million	0.00%**	0.00%	0.50%
$5 million or more	0.00%**	0.00%	0.25%

*	Front end sales load.
**	Subject to a 1.00% CDSC for eighteen months after purchase.

No sales charge is imposed on reinvestment of distributions if you select that option in advance of the distribution.

Breakpoints or Volume Discounts

The Fund offers you the benefit of discounts on the sales charges that apply to purchases of Class A Shares in certain circumstances. These discounts, which are also known as breakpoints, can reduce or, in some instances, eliminate the initial sales charges that would otherwise apply to your Class A Shares investment. Mutual funds are not required to offer breakpoints and different mutual fund groups may offer different types of breakpoints.

Breakpoints or Volume Discounts allow larger investments in Class A Shares to be charged lower sales charges. If you invest $50,000 or more in Class A Shares of the Fund, then you are eligible for a reduced sales charge. Initial sales charges are eliminated completely for purchases of $500,000 or more, although a 1% CDSC may apply if shares are redeemed within eighteen months after purchase.

Sales Charge Reductions and Waivers — Class A Shares:

Reduced sales charges are available to (1) investors who are eligible to combine their purchases of Class A Shares to receive Volume Discounts and (2) investors who sign a Letter of Intent agreeing to make purchases over time. Certain types of investors are eligible for sales charge waivers.

You may qualify for a reduced sales charge, or a waiver of sales charges, on purchases of Class A Shares. The requirements are described in the following paragraphs. To receive a reduction that you qualify for, you may have to provide additional information to your broker or other service agent. For more information about sales charge discounts and waivers, consult with your broker or other service provider.

Volume Discounts/Rights of Accumulation.    In order to determine whether you qualify for a Volume Discount under the foregoing sales charge schedule, you may combine your new investment and your existing investments in Class A Shares with those of your immediate family (spouse and children under age 21), your and their IRAs, and other employee benefit plans and trusts and other fiduciary accounts for

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your and their benefit. You may also include Class A Shares of any other open-end investment company managed by the Adviser or its affiliates that are held in any of the foregoing accounts. The Fund uses the current NAV of these holdings when combining them with your new and existing investments for purposes of determining whether you qualify for a Volume Discount.

Letter of Intent.    If you initially invest at least $1,000 in Class A Shares of the Fund and submit a Letter of Intent (“Letter”) to your financial intermediary or the Distributor, you may make purchases of Class A Shares of the Fund during a thirteen-month period at the reduced sales charge rates applicable to the aggregate amount of the intended purchases stated in the Letter. The Letter may apply to purchases made up to ninety days before the date of the Letter. If you fail to invest the total amount stated in the Letter, the Fund will retroactively collect the sales charge otherwise applicable by redeeming shares in your account at their then current NAV. For more information on the Letter, call your broker.

Required Shareholder Information and Records.    In order for you to take advantage of sales charge reductions, you or your broker must notify the Fund that you qualify for a reduction. Without notification, the Fund is unable to ensure that the reduction is applied to your account. You may have to provide information or records to your broker or the Fund to verify eligibility for breakpoint privileges or other sales charge waivers. This may include information or records, including account statements, regarding shares of the Fund or shares of any other open-end investment company managed by the Adviser or its affiliates held in:

•	all of your accounts at the Fund or a financial intermediary;
•	any account of yours at another financial intermediary; and
•	accounts of related parties of yours, such as members of the same family, at any financial intermediary.

You should therefore keep copies of these types of records.

Investors Eligible for Sales Charge Waivers.    Class A Shares of the Fund may be offered without a sales charge to: (1) employees of the Distributor and its affiliates, The Bank of New York Mellon (“BNYM”), Boston Financial Data Services, Inc. (“BFDS”), State Street Bank and Trust Company, the Fund’s Transfer Agent (“State Street” or “Transfer Agent”), BNY Mellon Investment Servicing (US) Inc., and Soliciting Broker-Dealers, employee benefit plans for those employees and their spouses and minor children of such employees when orders on their behalf are placed by such employees (the minimum initial investment for such purchases is $500); (2) the Adviser, its affiliates and their officers, directors, trustees, general partners and employees of other investment companies managed by the Adviser, employee benefit plans for such persons and their immediate family when orders on their behalf are placed by such persons (with no required minimum initial investment) — the term “immediate family” for this purpose refers to a person’s spouse, children and grandchildren (adopted or natural), parents, grandparents, siblings, a spouse’s siblings, a sibling’s spouse, and a sibling’s children; (3) any other investment company in connection with the combination of such company with the Fund by merger, acquisition of assets, or otherwise; (4) shareholders who have redeemed shares in the Fund and who wish to reinvest in the Fund, provided the reinvestment is made within forty-five days of the redemption; (5) qualified employee benefit plans established pursuant to Section 457 of the Internal Revenue Code that have established omnibus accounts with the Fund or an intermediary; (6) qualified employee benefit plans having more than one hundred eligible employees or a minimum of $1 million in plan assets

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invested in the Fund; (7) any unit investment trusts registered under the Investment Company Act of 1940, as amended, which have shares of the Fund as a principal investment; (8) investment advisory clients of GAMCO Asset Management Inc. and their immediate families; (9) employee participants of organizations adopting the 401K Plan sponsored by the Adviser; (10) financial institutions purchasing Class A Shares of the Fund for clients participating in a fee based asset allocation program or wrap fee program which has been approved by the Distributor; and (11) registered investment advisers or financial planners who place trades for their own accounts or the accounts of their clients and who charge a management, consulting, or other fee for their services; and clients of such investment advisers or financial planners who place trades for their own accounts if the accounts are linked to the master account of such investment adviser or financial planner on the books and records of a broker or financial intermediary.

Investors who qualify under any of the categories described above should contact their broker or financial intermediary. Some of these investors may also qualify to invest in Class Y Shares.

Contingent Deferred Sales Charges

You will pay a CDSC when you redeem:

•	Class A Shares within approximately eighteen months of buying them as part of an investment greater than $1 million if no front end sales charge was paid at the time of purchase;
•	Class B Shares within approximately seventy-two months of buying them; or
•	Class C Shares within approximately twelve months of buying them.

The CDSC payable upon redemption of Class A Shares and Class C Shares in the circumstances described above is 1.00%. The CDSC schedule for Class B Shares is set forth below. In each case, the CDSC is based on the NAV at the time of your investment or the NAV at the time of redemption, whichever is lower.

Years Since Purchase	Class B Shares CDSC

First	5.00%
Second	4.00%
Third	3.00%
Fourth	3.00%
Fifth	2.00%
Sixth	1.00%
Seventh and thereafter	0.00%

The Distributor pays sales commissions of up to 1.00% of the purchase price of Class C Shares of the Fund at the time of sale to brokers and financial intermediaries that initiate and are responsible for purchases of such Class C Shares of the Fund.

You will not pay a CDSC to the extent that the value of the redeemed shares represents reinvestment of distributions or capital appreciation of shares redeemed. When you redeem shares, we will assume that you are first redeeming shares representing reinvestment of distributions, then any appreciation on shares redeemed, and then any remaining shares held by you for the longest period of time. We will calculate the holding period of shares acquired through an exchange of shares of another fund from the date you acquired the original shares of the other fund. The time you hold shares in a Gabelli money market fund, however, will not count for purposes of calculating the applicable CDSC.

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We will waive the CDSC payable upon redemptions of shares for:

•	redemptions and distributions from retirement plans made after the death or disability of a shareholder;
•	minimum required distributions made from an IRA or other retirement plan account after you reach age 70 1/2;
•	involuntary redemptions made by the Fund;
•	a distribution from a tax-deferred retirement plan after your retirement; and
•	returns of excess contributions to retirement plans following the shareholder’s death or disability.

Conversion Feature — Class B Shares:

•	Class B Shares automatically convert to Class A Shares of the Fund on the first business day of the ninety-seventh month following the month in which you acquired such shares.
•	After conversion, your shares will be subject to the lower Rule 12b-1 fees charged on Class A Shares, which will increase your investment return compared to the Class B Shares.
•	You will not pay any sales charge or fees when your shares convert, nor will the transaction be subject to any tax.
•	The dollar value of Class A Shares you receive will equal the dollar value of the Class B Shares converted.

The Board may suspend the automatic conversion of Class B Shares to Class A Shares for legal reasons or due to the exercise of its fiduciary duty. If the Board determines that such suspension is likely to continue for a substantial period of time, it will create another class of shares into which Class B Shares are convertible.

Rule 12b-1 Plan.    The Fund has adopted distribution plans under Rule 12b-1 (the “Plans”) for Class A, Class B, and Class C Shares of the Fund (each a “Plan”). Under these Plans, the Fund may use its assets to finance activities relating to the sale of its Class A, Class B, and Class C Shares and the provision of certain shareholder services. To the extent any activity is one that the Fund may finance without a distribution plan, the Fund may also make payments to compensate such activity outside of the Plan and not be subject to its limitations.

The Class A Plan authorizes payments by the Fund on an annual basis of 0.20% of its average daily net assets attributable to Class A Shares to finance distribution of its Class A Shares and 0.25% to pay shareholder service fees. The Class B Plan authorizes payments by the Fund on an annual basis of 0.75% of its average daily net assets attributable to Class B Shares to finance distribution of its Class B Shares and 0.25% to pay shareholder service fees. The Class C Plan authorizes payments by the Fund on an annual basis of 0.75% of its average daily net assets attributable to Class C Shares to finance distribution of its Class C Shares and 0.25% to pay shareholder service fees.

Because the Rule 12b-1 fees are higher for Class B and Class C Shares than for Class A Shares, Class B, and Class C Shares will have higher annual expenses. Because Rule 12b-1 fees are paid out of the Fund’s assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges. Due to the payment of Rule 12b-1 fees, long term shareholders may indirectly pay more than the equivalent of the maximum permitted front end sales charge.

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Redemption Fee.    Generally, if you sell or exchange your shares within seven days or less after the purchase date, you will be charged a redemption fee of 2.00% of the total redemption amount which is payable to the Fund. See “Redemption of Shares” herein.

PURCHASE OF SHARES

You can purchase Fund shares on any Business Day. You may purchase shares directly through registered broker-dealers or other financial intermediaries that have entered into appropriate selling agreements with the Distributor. In addition, certain investors who qualify may purchase Class Y Shares of the Fund directly from the Distributor.

The broker-dealer or other financial intermediary will transmit a purchase order and payment to State Street on your behalf. Broker-dealers or other financial intermediaries may send you confirmations of your transactions and periodic account statements showing your investments in the Fund.

•

By Mail or In Person.    Your broker-dealer or other financial intermediary can obtain a subscription order form by calling 800-GABELLI (800-422-3554). Checks made payable to a third party and endorsed by the shareholder are not acceptable. For additional investments, send a check to the following address with a note stating your exact name and account number, the name of the fund(s), and class of shares you wish to purchase.

By Mail	By Personal or Overnight Delivery
The Gabelli Funds	The Gabelli Funds
P.O. Box 8308	c/o BFDS
Boston, MA 02266-8308	30 Dan Road
Canton, MA 02021-2809

•	By Internet. You may open an account over the Internet at www.gabelli.com

•

By Bank Wire or by ACH System.    To open an account using the bank wire transfer system or ACH system, first telephone the Fund at 800-GABELLI (800-422-3554) to obtain a new account number. Then instruct your bank to remit funds to:

State Street Bank and Trust Company

225 Franklin Street, Boston, MA 02110

ABA #011-0000-28 REF DDA #99046187

Re: Gabelli Enterprise Mergers and Acquisitions Fund

Account #

Account of [Registered Owners]

If you are making an initial purchase of Class Y Shares, you should also complete and mail a subscription order form to the address shown under “By Mail.” Note that banks may charge fees for wiring funds, although State Street will not charge you for receiving wire transfers.

Share Price.    The Fund sells its shares based on the NAV next determined after the time as of which the Fund receives your completed subscription order form and your payment, subject to a front end sales charge in the case of Class A Shares. See “Pricing of Fund Shares” herein for a description of the calculation of the NAV, as described under “Classes of Shares-Sales Charge-Class A Shares”.

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Minimum Investments.    Your minimum initial investment must be at least $1,000 for Class A and Class C Shares. See “Retirement Plans/Education Savings Plans” and “Automatic Investment Plan” under “Additional Purchase Information for Class A Shares, Class C Shares, and Class Y Shares” regarding minimum investment amounts applicable to such plans.

Your minimum initial investment for Class Y Shares must be at least $500,000. The minimum initial investment for Class Y Shares is waived for employee benefit plans with assets of at least $50 million. The Distributor or its affiliates may accept, in their sole discretion, investments in Class Y Shares from purchases that do not meet these minimum requirements.

There is no minimum for subsequent investments. Broker-dealers and financial intermediaries may have different minimum investment requirements.

Voluntary Conversion.    Shareholders may be able to convert shares to Class Y Shares of a Fund, which have a lower expense ratio, provided certain conditions are met. This conversion feature is intended for shares held through a financial intermediary offering a fee based or wrap fee program that has an agreement with the Adviser or the Distributor specific for this purpose. In such instances, Class A or Class C Shares may be automatically converted under certain circumstances. Generally, Class C Shares are not eligible for conversion until the applicable CDSC period has expired. Please contact your financial intermediary for additional information. Not all share classes are available through all financial intermediaries.

If shares of the Fund are converted to a different share class of the Fund, the transaction will be based on the respective NAV of each class as of the trade date of the conversion. Consequently, a shareholder may receive fewer shares or more shares than originally owned, depending on that day’s NAVs. Please contact your tax adviser regarding the tax consequences of any conversion.

General.    State Street will not issue share certificates unless you request them. The Fund reserves the right to (i) reject any purchase order if, in the opinion of the Fund’s management, it is in the Fund’s best interest to do so, (ii) suspend the offering of shares for any period of time, and (iii) waive the Fund’s minimum purchase requirements. The Fund also offers another class of shares under different selling and shareholder servicing arrangements pursuant to a separate Prospectus. Except for differences attributable to these arrangements, the shares of all Classes are substantially the same.

Customer Identification Program.    Federal law requires the Fund to obtain, verify, and record identifying information, which may include the name, residential, or business address, date of birth (for an individual), social security or taxpayer identification number, or other identifying information, for each investor who opens or reopens an account with the Fund. Applications without the required information may be rejected or placed on hold until the Fund verifies the account holder’s identity.

Third Party Arrangements.    In addition to, or in lieu of amounts received by broker-dealers or other financial intermediaries as reallowances of a portion of sales commissions, the Adviser and its affiliates utilize a portion of their assets, which may include revenues received under the Plan, to pay all or a portion of the charges of various programs that make shares of the Funds available to their customers. These payments, sometimes referred to as “revenue sharing,” do not change the price paid by investors to purchase the Fund’s shares or the amount the Fund receives as proceeds from such sales. Revenue sharing payments may be made to broker-dealers and other financial intermediaries that provide services

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to the Funds or to shareholders in the Fund, including (without limitation) the following programs: shareholder servicing to Fund shareholders, transaction processing, subaccounting services, marketing support, access to sales meetings, sales representatives, and management representatives of the broker-dealers or other financial intermediaries. Revenue sharing payments may also be made to broker-dealers and other financial intermediaries for inclusion of the Fund on a sales list, including a preferred or select sales list, and in other sales programs. These payments take a variety of forms, including (without limitation) compensation for sales, “trail” fees for shareholder servicing and maintenance of shareholder accounts, and finders’ fees that vary depending on the share class and the dollar amount of shares sold. Revenue sharing payments may be structured: (i) as a percentage of sales; (ii) as a percentage of net assets; and/or (iii) as a fixed dollar amount.

The Adviser may also provide non-cash compensation to broker-dealers or other financial intermediaries in accordance with applicable rules of the Financial Industry Regulatory Authority, Inc. (“FINRA”), such as the reimbursement of travel, lodging, and meal expenses incurred in connection with attendance at educational and due diligence meetings or seminars by qualified registered representatives of those firms and, in certain cases, their families; meeting fees; certain entertainment; reimbursement for advertising or other promotional expenses; or other permitted expenses as determined in accordance with applicable FINRA rules. In certain cases these other payments could be significant.

Subject to tax limitations and approval by the Board, the Fund may also make payments to third parties out of its own assets (other than Rule 12b-1 payments) for a portion of the charges for these programs generally representing savings experienced by the Fund resulting from shareholders investing in the Fund through such programs rather than investing directly in the Fund.

The Adviser negotiates the level of payments described above to any particular broker-dealer or other financial intermediary with each firm. Currently, such payments (expressed as a percentage of net assets) range from 0.10% to 0.40% per year of the average daily net assets of the Fund attributable to the particular firm depending on the nature and level of services and other factors.

In addition, in certain cases, broker-dealers or other financial intermediaries may have agreements pursuant to which shares of the Fund owned by their clients are held of record on the books of the Fund in omnibus accounts maintained by each intermediary, and the intermediaries provide those Fund shareholders with sub-administration and sub-transfer agency services. Pursuant to the Company’s transfer agency agreement, the Company pays the transfer agent a fee for each shareholder account. As a result, the use of one omnibus account for multiple beneficial shareholders can create a cost savings to the Company. The Board may, from time to time, authorize the Company to pay a portion of the fees charged by these intermediaries if (i) a cost savings to the Fund can be demonstrated and (ii) the omnibus account of the intermediary has net assets in the Fund in excess of $10 million. In these cases, the Board may authorize the Fund to pay a portion of the fees to the intermediary in an amount no greater than the lower of the transfer agency cost savings relating to the particular omnibus account or 0.10% of the average daily net assets of that omnibus account. These payments compensate these intermediaries for the provision of sub-administration and sub-transfer agency services associated with their clients whose shares are held of record in this manner.

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Additional Purchase Information for Class A Shares, Class C Shares, and Class Y Shares

Retirement Plans/Education Savings Plans.    The Fund makes available IRAs, and “Coverdell” Education Savings Plans for investment in Fund shares. Applications may be obtained from the Distributor by calling 800-GABELLI (800-422-3554). Self-employed investors may purchase shares of the Fund through tax deductible contributions to existing retirement plans for self-employed persons, known as “Keogh” or “H.R.-10” plans. The Fund does not currently act as a sponsor to such plans. Fund shares may also be a suitable investment for other types of qualified pension or profit-sharing plans which are employer sponsored, including deferred compensation or salary reduction plans known as “401(k) Plans”. The minimum initial investment in all such retirement and education savings plans is $250. There is no minimum subsequent investment for retirement or education savings plans.

Automatic Investment Plan.    The Fund offers an automatic monthly investment plan. There is no minimum initial investment for accounts establishing an automatic investment plan. Call your financial intermediary or the Distributor at 800-GABELLI (800-422-3554) for more details about the plan.

Telephone or Internet Investment Plan.    You may purchase additional shares of the Fund by telephone and/or over the Internet if your bank is a member of the ACH system. You must also have a completed and approved Account Options Form on file with the Transfer Agent. There is a minimum of $100 for each telephone or Internet investment. However, you may split the $100 minimum between two funds. To initiate an ACH purchase, please call your financial intermediary or 800-GABELLI (800-422-3554) or 800-872-5365 or visit our website at www.gabelli.com.

REDEMPTION OF SHARES

You can redeem shares of the Fund on any Business Day. The Fund may temporarily stop redeeming its shares when the NYSE is closed or trading on the NYSE is restricted, when an emergency exists and the Fund cannot sell its shares or accurately determine the value of its assets, or if the SEC orders the Fund to suspend redemptions.

The Fund redeems its shares based on the NAV next determined after the time as of which the Fund receives your redemption request in proper form, subject in some cases to a CDSC, as described under “Classes of Shares — Contingent Deferred Sales Charges” or a redemption fee as described below. See “Pricing of Fund Shares” for a description of the calculation of NAV.

You may redeem shares through a broker-dealer or other financial intermediary that has entered into a selling agreement with the Distributor. The broker-dealer or financial intermediary will transmit a redemption order to State Street on your behalf. The redemption request will be effected at the NAV next determined (less any applicable CDSC) after the Fund receives the request in proper form. If you hold share certificates, you must present the certificates endorsed for transfer.

The Fund is intended for long term investors and not for those who wish to trade frequently in Fund shares. The Fund believes that excessive short term trading of Fund shares creates risks for the Fund and its long term shareholders, including interference with efficient portfolio management, increased administrative and brokerage costs, and potential dilution in the value of Fund shares. In addition, because the Fund may invest in foreign securities traded primarily on markets that close prior to the time the Fund determines its NAV, frequent trading by some shareholders may, in certain circumstances,

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dilute the value of Fund shares held by other shareholders. This may occur when an event that affects the value of the foreign securities takes place after the close of the primary foreign market, but before the time that the Fund determines its NAV. Certain investors may seek to take advantage of the fact that there will be a delay in the adjustment of the market price for a security caused by this event until the foreign market reopens (referred to as price arbitrage). If this occurs, frequent traders who attempt this type of price arbitrage may dilute the value of the Fund’s shares to the extent they receive shares or proceeds based upon NAVs that have been calculated using the closing market prices for foreign securities, if those prices have not been adjusted to reflect a change in the fair value of the foreign securities. In an effort to prevent price arbitrage, the Fund has procedures designed to adjust closing market prices of foreign securities before it calculates its NAV when it believes such an event has occurred that will have more than a minimal effect on the NAV. Prices are adjusted to reflect what the Fund believes are the fair values of these foreign securities at the time the Fund determines its NAV (called fair value pricing). Fair value pricing, however, involves judgments that are inherently subjective and inexact, since it is not possible to always be sure when an event will affect a market price and to what extent. As a result, there can be no assurance that fair value pricing will always eliminate the risk of price arbitrage.

In order to discourage frequent short term trading in Fund shares, the Fund has adopted policies and procedures that impose a 2.00% redemption fee (short term trading fee) on Class A, Class B, Class C, and Class Y shares that are redeemed or exchanged within seven days of a purchase. This fee is calculated based on the shares’ aggregate NAV on the date of redemption and deducted from the redemption proceeds. The redemption fee is not a sales charge; it is retained by the Fund and does not benefit the Fund’s Adviser or any other third party. For purposes of computing the redemption fee, shares will be redeemed in reverse order of purchase (the latest shares acquired will be treated as being redeemed first). Redemptions to which the fee applies include redemption of shares resulting from an exchange made pursuant to the Fund’s exchange privilege. The redemption fee will not apply to redemptions of shares where (i) the shares were purchased through automatic reinvestment of dividends or other distributions, (ii) the redemption is initiated by the Fund, (iii) the shares were purchased through programs that collect the redemption fees at the program level and remit them to the Fund, or (iv) the shares were purchased through programs that the Adviser determines to have appropriate anti-short term trading policies in place or as to which the Adviser has received assurances that look-through redemption fee procedures or effective anti-short term trading policies and procedures are in place.

While the Fund has entered into information sharing agreements with financial intermediaries which contractually require such financial intermediaries to provide the Fund with information relating to its customers investing in the Fund through non-disclosed or omnibus accounts, the Fund cannot guarantee the accuracy of the information provided to it from financial intermediaries and may not always be able to track short term trading effected through these financial intermediaries. In addition, because the Fund is required to rely on information provided by the financial intermediary as to the applicable redemption fee, the Fund cannot guarantee that the financial intermediary is always imposing such fee on the underlying shareholder in accordance with the Fund’s policies. Subject to the exclusions discussed above, the Fund seeks to apply these policies uniformly.

Certain financial intermediaries may have procedures which differ from those of the Fund to collect the redemption fees or that prevent or restrict frequent trading. Investors should refer to their intermediary’s policies on frequent trading restrictions.

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The Fund continues to reserve all rights, including the right to refuse any purchase request (including requests to purchase by exchange) from any person or group who, in the Fund’s view, is likely to engage in excessive trading or if such purchase is not in the best interest of the Fund and to limit, delay, or impose other conditions on exchanges or purchases. The Fund has adopted a policy of seeking to minimize short term trading in its shares and monitors purchase and redemption activities to assist in minimizing short term trading.

In the event that you wish to redeem shares in a registered account established by a broker-dealer or other financial intermediary, and you are unable to contact your broker-dealer or financial intermediary, you may redeem shares by mail. You may mail a letter requesting the redemption of shares to: The Gabelli Funds, P.O. Box 8308, Boston, MA 02266-8308. Your letter should state the name of the Fund and the share class, the dollar amount or number of shares you wish to redeem, and your account number. You must sign the letter in exactly the same way the account is registered, and if there is more than one owner of shares, all owners must sign. A medallion signature guarantee is required for each medallion signature on your redemption letter. You can obtain a medallion signature guarantee from financial institutions such as commercial banks, broker-dealers, and savings banks and credit unions. A notary public cannot provide a medallion signature guarantee.

Automatic Cash Withdrawal Plan.    You may automatically redeem shares on a monthly, quarterly, or annual basis if you have at least $10,000 in your account and if your account is directly registered with State Street. Please call 800-GABELLI (800-422-3554) for more information about this plan.

Involuntary Redemption.    The Fund may redeem all shares in your account (other than an IRA) the value falls below $1,000 as a result of redemptions (but not as a result of a decline in NAV). You will be notified in writing before the Fund initiates such action and you will be allowed thirty days to increase the value of your account to at least $1,000.

Reinstatement Privilege.    A shareholder in the Fund who has redeemed Class A Shares may reinvest, without a sales charge, up to the full amount of such redemption at the NAV determined at the time of the reinvestment within forty-five days of the original redemption. A redemption is a taxable transaction and a gain or loss may be recognized for federal income tax purposes even if the reinstatement privilege is exercised. However, any loss realized upon the redemption will not be recognized as to the number of shares acquired by reinstatement, within thirty days of the redemption, in which case an adjustment will be made to the tax basis of the shares so acquired.

Redemption Proceeds.    A redemption request received by the Fund will be effected based on the NAV next determined after the time as of which the Fund or, if applicable, its authorized designee, receives the request. If you request redemption proceeds by check, the Fund will normally mail the check to you within seven days after receipt of your redemption request. If you purchased your Fund shares by check or through the Automatic Investment Plan, you may not receive proceeds from your redemption until the check clears, which may take up to as many as ten days following purchase. While the Fund will delay the processing of the redemption payment until the check clears, your shares will be valued at the next determined NAV after receipt of your redemption request.

Redemption in Kind.    In certain circumstances, the Fund may pay your redemption proceeds wholly or partially in portfolio securities. Where applicable, payments would be made in portfolio securities only in the rare instance that the Board believes that it would be in the best interest not to pay redemption proceeds in cash. A redemption in kind would be a taxable event to you.

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EXCHANGE OF SHARES

You can exchange shares of the Fund for shares of the same class of certain other funds managed by the Adviser based on their relative NAV. You may call your broker to obtain a list of the funds whose shares you may acquire through an exchange. Class B and Class C Shares will continue to age from the date of the original purchase of such shares and will assume the CDSC rate such shares had at the time of exchange. You may also exchange your shares for shares of the same class of a money market fund managed by the Adviser or its affiliates, without imposition of any CDSC at the time of exchange. Upon subsequent redemption from such money market fund or the Fund (after re-exchange into the Fund), such shares will be subject to the CDSC calculated by excluding the time such shares were held in a Gabelli money market fund. The Fund may impose limitations on, or terminate the exchange privilege with respect to any investor at any time. You will be given notice at least sixty days prior to any material change in the exchange privilege. An exchange of shares is a taxable event to you.

In effecting an exchange:

•	you must meet the minimum investment requirements for the fund whose shares you wish to purchase through exchange;
•	if you are exchanging into a fund with a higher sales charge, you must pay the difference at the time of exchange;
•	if you are exchanging from a fund with a redemption fee applicable to the redemption involved in your exchange, you must pay the redemption fee at the time of exchange;
•	you will realize a taxable gain or loss because the exchange is treated as a sale for federal income tax purposes;
•	you should read the prospectus of the fund whose shares you are purchasing through exchange. Call 800-GABELLI (800-422-3554) or visit our website at www.gabelli.com to obtain the prospectus; and
•	you should be aware that a financial intermediary may charge a fee for handling an exchange for you.

You may exchange shares through the Distributor, directly from the Transfer Agent, or through your financial intermediary that has entered into the appropriate selling agreement with the Distributor.

•	Exchange by Telephone. You may give exchange instructions by telephone by calling 800-GABELLI (800-422-3554). You may not exchange shares by telephone if you hold share certificates.

•

Exchange by Mail.    You may send a written request for exchanges to: The Gabelli Funds, P.O. Box 8308, Boston, MA 02266-8308. Your letter should state your name, your account number, the dollar amount or number of shares you wish to exchange, the name and class of the fund(s) whose shares you wish to exchange, and the name of the fund(s) whose shares you wish to acquire.

•

Exchange through the Internet.    You may also give exchange instructions via the Internet at www.gabelli.com. You may not exchange shares through the Internet if you hold share certificates. The Fund may impose limitations from time to time on Internet exchanges.

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Your financial intermediary may charge you a processing fee for assisting you in purchasing or redeeming shares of the Fund. This charge is set by your financial intermediary and does not benefit the Fund, the Distributor, or the Adviser in any way. It would be in addition to the sales charges and other costs, if any, described in this Prospectus and must be disclosed to you by your financial intermediary.

PRICING OF FUND SHARES

The Fund’s NAV is calculated separately for each class of shares on each Business Day. The NYSE is open Monday through Friday, but currently is scheduled to be closed on New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day and on the preceding Friday or subsequent Monday when a holiday falls on a Saturday or Sunday, respectively.

The Fund’s NAV is determined as of the close of regular trading on the NYSE, normally 4:00 p.m., Eastern Time. The NAV of each class is computed by dividing the value of the Fund’s net assets, i.e., the value of its securities and other assets less its liabilities, including expenses payable or accrued but excluding capital stock and surplus attributable to the applicable class of shares by the total number of shares of such class outstanding at the time the determination is made. The price of Fund shares for the purpose of purchase and redemption orders will be based upon the calculation of the NAV of each class next made after the time as of which the purchase or redemption order is received in proper form. Because the Fund may invest in foreign securities that are primarily listed on foreign exchanges that trade on weekends or other days when the Fund does not price its shares, the NAV of the Fund’s shares may change on days when shareholders will not be able to purchase or redeem the Fund’s shares.

Portfolio securities listed or traded on a nationally recognized securities exchange or traded in the U.S. over-the-counter market for which market quotations are readily available are valued at the last quoted sale price or a market’s official closing price as of the close of business on the day the securities are being valued. If there were no sales that day, the security is valued at the average of the closing bid and asked prices or, if there were no asked prices quoted on that day, then the security is valued at the closing bid price on that day. If no bid or asked prices are quoted on such day, the security is valued at the most recently available price or, if the Board so determines, by such other method as the Board shall determine in good faith to reflect its fair market value. Portfolio securities traded on more than one national securities exchange or market are valued according to the broadest and most representative market, as determined by the Adviser.

Portfolio securities primarily traded on a foreign market are generally valued at the preceding closing values of such securities on the relevant market, but may be fair valued pursuant to procedures established by the Board if market conditions change significantly after the close of the foreign market but prior to the close of business on the day the securities are being valued. Debt instruments with remaining maturities of sixty days or less that are not credit impaired are valued at amortized cost, unless the Board determines such amount does not reflect the securities’ fair value, in which case these securities will be fair valued as determined by the Board. Debt instruments having a maturity greater than sixty days for which market quotations are readily available are valued at the average of the latest bid and asked prices. If there were no asked prices quoted on such day, the security is valued using the closing bid price. U.S. government obligations with maturities greater than sixty days are normally valued using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields,

29

bids, offers, and reference data. Certain securities are valued principally using dealer quotations. Futures contracts are valued at the closing settlement price of the exchange or board of trade on which the applicable contract is traded.

Securities and other assets for which market quotations are not readily available are fair valued as determined by the Board. Fair valuation methodologies and procedures may include, but are not limited to: analysis and review of available financial and non-financial information about the company; comparisons with the valuation and changes in valuation of similar securities, including a comparison of foreign securities to the equivalent U.S. dollar value American Depositary Receipt (“ADR”) securities at the close of the U.S. exchange; and evaluation of any other information that could be indicative of the value of the security.

DIVIDENDS AND DISTRIBUTIONS

The Fund intends to pay dividends and capital gain distributions, if any, on an annual basis. You may have dividends or capital gain distributions that are declared by the Fund reinvested automatically at NAV in additional shares of the Fund. You will make an election to receive dividends and distributions in cash and/or Fund shares at the time you first purchase your shares. You may change this election by notifying the Fund or your financial intermediary in writing at any time prior to the record date for a particular dividend or distribution. There are no sales or other charges by the Fund in connection with the reinvestment of dividends and capital gain distributions. Shares purchased through dividend reinvestment will receive a price without a sales charge based on the NAV on the reinvestment date, which is typically the date dividends are paid to shareholders. A dividend or capital gain distribution paid on shares purchased shortly before the record date for that dividend or capital gain distribution was declared will be subject to income taxes. There is no fixed dividend rate, and there can be no assurance that the Fund will realize any capital gains or other income with which to pay dividends and distributions. Distributions are taxable to you whether received in cash or additional shares. Dividends and distributions may be different for different classes of shares of the Fund.

TAX INFORMATION

The Fund intends to meet all requirements of the Code necessary to continue to qualify for treatment as a “regulated investment company” and thus does not expect to pay any federal income tax on net income and capital gains it distributes to its shareholders.

Fund distributions paid to you, whether in cash or reinvested in additional shares, are generally taxable to you (unless you invest through a tax-exempt vehicle such as an IRA or 401(k) plan that does not invest with borrowed money). Distributions derived from net investment income (including the excess of net short term capital gain over net long term capital loss) are generally taxable at ordinary income rates, except that under current law the Fund’s dividends attributable to “qualified dividend income” (i.e., dividends it receives on stock of most U.S. and certain foreign corporations with respect to which the Fund satisfies certain holding period, debt financing and other restrictions) generally are subject to a 20% maximum federal income tax rate. Distributions of net gains from investments in capital assets that the Fund owns for more than one year and that it reports as capital gain dividends generally are taxable to you as long term capital gain, regardless of how long you have held Fund shares. Such gains are also subject to a 20% maximum federal income tax rate for individual shareholders.

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Any gain an individual shareholder recognizes on a redemption of his or her fund shares that have been held for more than one year will qualify for the 20% maximum federal income tax rate described above, provided such shares are held as capital assets. If you purchase shares of the Fund shortly before it declares a distribution, a portion of the purchase price may be returned to you as a taxable distribution even though it represents, in effect, a partial return of your investment. The Fund may make taxable distributions even during periods in which the share price has declined.

Dividends and other distributions by the Fund are generally treated as received by you at the time the dividend or distribution is made. However, any dividend or distribution declared by the Fund in October, November, or December of any calendar year to shareholders of record on a specified date in such a month will generally be deemed for tax purposes to have been received by each shareholder on December 31 of such year, provided such dividend is actually paid by the Fund during January of the following year.

After the end of each calendar year, the Fund will provide you with information about the distributions you received. If you do not provide the Fund with your correct taxpayer identification number and any required certifications, you may be subject to backup withholding on your distributions and redemption proceeds.

If you sell your Fund’s shares, it is considered a taxable event for you. Depending on the purchase price and the sale price of the shares you sell, you may have a gain or a loss on the transaction. You are responsible for any tax liabilities generated by your transaction.

Dividends and net capital gains are generally subject to a 3.8% Medicare tax on net investment income for shareholders whose adjusted gross income exceeds $200,000 for single filers and $250,000 for married joint filers.

By law, the Fund must withhold, as backup withholding, a percentage (currently 28%) of your taxable distributions and redemption proceeds if you do not provide your correct social security or taxpayer identification number and certify that you are not subject to backup withholding, or if the Internal Revenue Service instructs the Fund to do so.

This summary of tax consequences is intended for general information only and is subject to change by legislative, judicial, or administrative action, and any such change may be retroactive. A more complete discussion of the tax rules applicable to you and the Fund can be found in the SAI that is incorporated by reference into this Prospectus. Tax consequences are not the primary consideration of the Fund in making its investment decisions. You should consult a tax adviser concerning the federal, state, and local tax consequences of your investment in the Fund.

MAILINGS AND E-DELIVERY TO SHAREHOLDERS

In our continuing efforts to reduce duplicative mail and Fund expenses, we currently send a single copy of prospectuses and shareholder reports to your household even if more than one member in your household owns the same fund or funds described in the prospectus or report. Additional copies of our prospectuses and reports may be obtained by calling 800-GABELLI (800-422-3554). If you do not want us to continue to consolidate your fund mailings and would prefer to receive separate mailings at any time in the future, please call us at the telephone number above and we shall resume separate mailings, in accordance with your instructions within thirty days of your request. The Fund offers electronic delivery of

31

Fund documents. Direct shareholders of the Fund can elect to receive the Fund’s annual, semiannual, and quarterly reports, manager commentaries, and prospectuses via e-delivery. For more information or to sign up for e-delivery, please visit the Fund’s website at www.gabelli.com. Shareholders who purchased shares of the Fund through a financial intermediary should contact their financial intermediary to sign up for e-delivery of the Fund documents, if available.

FINANCIAL HIGHLIGHTS

The Financial Highlights table is intended to help you understand the financial performance of the Fund for the past five fiscal years of the Fund’s Class A, Class B, Class C, and Class Y Shares. The total returns in the table represent the return that an investor would have earned or lost on an investment in the designated class of Shares (assuming reinvestment of all distributions). This information has been audited by PricewaterhouseCoopers LLP, independent registered public accounting firm, whose report, along with the Fund’s financial statements and related notes, are included in the Fund’s annual report, which is available upon request.

32

Gabelli Enterprise Mergers and Acquisitions Fund

Financial Highlights

Selected data for a share of capital stock outstanding throughout each period:

		Income (Loss) from Investment Operations			Distributions							Ratios to Average Net Assets/ Supplemental Data
Period Ended October 31	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(a)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Net Investment Income	Net Realized Gain on Investments	Total Distributions	Redemption Fees(a)(b)	Net Asset Value, End of Period	Total Return†	Net Assets End of Period (in 000’s)	Net Investment Income (Loss)	Operating Expenses	Portfolio Turnover Rate
Class A
2013	$10.94	$0.02	$1.61	$1.63	—	—	—	$0.00	$12.57	14.90%	$109,446	0.15%	1.69%	197%
2012(c)	10.57	(0.11)	0.48	0.37	—	—	—	0.00	10.94	3.50	103,827	(1.00)	1.70	202
2011	10.24	(0.06)	0.39	0.33	—	—	—	0.00	10.57	3.22	134,334	(0.56)	1.65	232
2010	9.13	(0.09)	1.26	1.17	$(0.05)	$(0.01)	$(0.06)	0.00	10.24	12.93	124,637	(0.90)	1.71	228
2009	8.66	0.05	1.16	1.21	—	(0.74)	(0.74)	0.00	9.13	16.09	71,935	0.59	1.74	97
Class B
2013	$10.34	$(0.04)	$1.51	$1.47	—	—	—	$0.00	$11.81	14.22%	$1,857	(0.35)%	2.24%	197%
2012(c)	10.04	(0.18)	0.48	0.30	—	—	—	0.00	10.34	2.99	3,745	(1.74)	2.25	202
2011	9.78	(0.11)	0.37	0.26	—	—	—	0.00	10.04	2.66	8,393	(1.09)	2.20	232
2010	8.72	(0.13)	1.20	1.07	—	$(0.01)	$(0.01)	0.00	9.78	12.29	12,767	(1.41)	2.26	228
2009	8.35	0.01	1.10	1.11	—	(0.74)	(0.74)	0.00	8.72	15.43	16,280	0.08	2.29	97
Class C
2013	$10.33	$(0.04)	$1.52	$1.48	—	—	—	$0.00	$11.81	14.33%	$58,062	(0.39)%	2.24%	197%
2012(c)	10.04	(0.16)	0.45	0.29	—	—	—	0.00	10.33	2.89	51,498	(1.56)	2.25	202
2011	9.78	(0.11)	0.37	0.26	—	—	—	0.00	10.04	2.66	64,637	(1.11)	2.20	232
2010	8.72	(0.13)	1.21	1.08	$(0.01)	$(0.01)	$(0.02)	0.00	9.78	12.36	57,381	(1.43)	2.26	228
2009	8.35	0.00 (b)	1.11	1.11	—	(0.74)	(0.74)	0.00	8.72	15.43	50,096	0.02	2.29	97
Class Y
2013	$11.41	$0.06	$1.69	$1.75	—	—	—	$0.00	$13.16	15.34%	$66,746	0.48%	1.24%	197%
2012(c)	10.97	(0.05)	0.49	0.44	—	—	—	0.00	11.41	4.01	32,883	(0.49)	1.25	202
2011	10.58	(0.01)	0.40	0.39	—	—	—	0.00	10.97	3.69	50,893	(0.11)	1.20	232
2010	9.42	(0.04)	1.30	1.26	$(0.09)	$(0.01)	$(0.10)	0.00	10.58	13.49	33,755	(0.44)	1.26	228
2009	8.87	0.09	1.20	1.29	—	(0.74)	(0.74)	0.00	9.42	16.64	21,833	1.05	1.29	97

†	Total return represents aggregate total return of a hypothetical $1,000 investment at the beginning of the period and sold at the end of the period including reinvestment of distributions and does not reflect applicable sales charges. Total return for a period of less than one year is not annualized.

(a)	Per share amounts have been calculated using the average shares outstanding method.

(b)	Amount represents less than $0.005 per share.

(c)	During the year ended October 31, 2012, the Fund changed its previously recognized estimate of the characterization of prior year income associated with a portfolio holding involved in a corporate reorganization that was subsequently sold. If this recharacterization had not occurred, Net Investment Income (Loss) would have been $(0.05) (Class A), $(0.12) (Class B), $(0.10) (Class C), and $0.00 (Class Y), respectively, Net Realized and Unrealized Gain (Loss) on Investments would have been $0.42 (Class A and Class B), $0.39 (Class C), and $0.44 (Class Y), respectively, and Net Investment Income (Loss) Ratio would have been (0.47)% (Class A), (1.17)% (Class B), (1.00)% (Class C), and 0.02% (Class Y), respectively.

33

Gabelli Enterprise Mergers and

Acquisitions Fund

Class A, B, C, and Y Shares

For more information about the Fund, the following documents are available free upon request:

Annual/Semiannual Reports:

The Fund’s semiannual and audited annual reports to shareholders contain additional information on the Fund’s investments. In the Fund’s annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year.

Statement of Additional Information (SAI):

The SAI provides more detailed information about the Fund, including its operations and investment policies. It is incorporated by reference and is legally considered a part of this Prospectus.

You can obtain free copies of these documents and prospectuses of other funds in the

Gabelli/GAMCO family, or request other information and discuss your questions about the Fund by mail, toll free telephone, or the Internet as follows:

Gabelli Enterprise Mergers and Acquisitions Fund

One Corporate Center

Rye, NY 10580-1422

Telephone: 800-GABELLI (800-422-3554)

www.gabelli.com

You can also review and/or copy the Fund’s prospectuses, annual/semiannual reports, and SAI at the Public Reference Room of the SEC in Washington, DC. You can obtain text-only copies:

•	Free from the Fund’s website at www.gabelli.com.

•	For a fee, by electronic request at publicinfo@sec.gov, by writing to the Public Reference Section of the SEC, Washington, DC 20549-1520, or by calling 202-551-8090.

•	Free from the EDGAR Database on the SEC ‘s website at www.sec.gov.

(Investment Company Act File No. 811-22041)

GABELLI 787 FUND, INC.

STATEMENT OF ADDITIONAL INFORMATION

February 28, 2014

Gabelli Enterprise Mergers and Acquisitions Fund

This Statement of Additional Information (the “SAI”), which is not a prospectus, describes the Gabelli Enterprise Mergers and Acquisitions Fund (the “Fund”), the sole series of Gabelli 787 Fund, Inc., a Maryland corporation (the “Corporation”). This SAI should be read in conjunction with the Fund’s Prospectuses for Class A, Class B, Class C, Class Y, and Class AAA Shares, each dated February 28, 2014. This SAI is incorporated by reference in its entirety into the Fund’s Prospectuses. Portions of the Fund’s Annual Report to shareholders are incorporated by reference into this SAI. For a free copy of a Prospectus, or the Fund’s Annual Report to shareholders, please contact the Fund at the address, telephone number, or Internet website printed below.

One Corporate Center

Rye, New York 10580-1422

Telephone 800-GABELLI (800-422-3554)

www.gabelli.com

Class	Ticker Symbol
AAA	EAAAX
A	EMAAX
B	EMABX
C	EMACX
Y	EMAYX

GENERAL INFORMATION

The Corporation is an open-end management investment company and is registered as such under the Investment Company Act of 1940, as amended (the “1940 Act”). The Corporation was incorporated in Maryland on March 26, 2007.

The Corporation currently consists of one fund — the Gabelli Enterprise Mergers and Acquisitions Fund (the “Fund”). The Fund was formed on February 28, 2001, as a series of The Enterprise Group of Funds, Inc. and conducted business as a series of that corporation until September 20, 2007. On that date, the Fund reorganized into a newly-created series of the Corporation with the same name, investment objective, investment policies and investment restrictions. On July 8, 2008, the Board of Directors of the Corporation (the “Board”) changed the Fund’s name to Gabelli Enterprise Mergers and Acquisitions Fund. On November 17, 2009, the Board changed the Corporation’s name to Gabelli 787 Fund, Inc. The information in the Prospectuses and this SAI regarding the Fund relating to periods prior to September 20, 2007 reflect the operations of the Fund while it was a series of The Enterprise Group of Funds, Inc. The Board is permitted to create additional funds. The assets of the Corporation received for the issue or sale of shares of the Fund and all income, earnings, profits and proceeds thereof, subject to the rights of creditors, are allocated to the Fund, and constitute the underlying assets of the Fund. The underlying assets of the Fund shall be charged with the liabilities and expenses attributable to the Fund, except that liabilities and expenses may be allocated to a particular class. Any general expenses of the Corporation shall be allocated between or among any one or more of its classes.

Each class of shares is offered under the Corporation’s multi-class distribution system, which is designed to allow promotion of investments in the Corporation through alternative distribution channels. Class B shares are no longer available for new investments, except through reinvestment of dividends or capital gains and as otherwise set forth in the Class A, B, C, Y Shares Prospectus. Under the Corporation’s multi-class distribution system, shares of each class of the Fund represent an equal pro rata interest in the Fund and, generally, will have identical voting, dividend, liquidation, and other rights, preferences, powers, restrictions, limitations, qualifications and terms and conditions, except that: (a) each class shall have a different designation; (b) each class of shares shall bear its “Class Expenses”; (c) each class shall have exclusive voting rights on any matter submitted to shareholders that relates solely to its distribution arrangements; (d) each class shall have separate voting rights on any matter submitted to shareholders in which the interests of one class differ from the interests of any other class; (e) each class may have separate exchange privileges; and (f) each class may have different conversion features. Expenses currently designated as “Class Expenses” by the Board under the plan pursuant to Rule 18f-3 under the 1940 Act are currently limited to payments made to G.distributors, LLC (“G.distributors” or the “Distributor”) for the Class AAA, Class A, B, and C shares pursuant to the Distribution Plans adopted pursuant to Rule 12b-1 under the 1940 Act with respect to those classes of shares.

Gabelli Funds, LLC is the Fund’s investment adviser (“Gabelli Funds” or the “Adviser”).

INVESTMENT STRATEGIES AND RISKS

The Fund invests primarily in equity securities of companies believed to be likely acquisition targets within twelve to eighteen months.

Under normal circumstances, at least 65% of the net assets of the Fund will be invested in equity securities. The Fund invests in securities that are traded on national securities exchanges and in the over-the-counter market. The Fund may invest its assets in foreign securities including those listed on a domestic or foreign securities exchange and including American Depositary Receipts (“ADRs”) or European Depositary Receipts (“EDRs”). The Fund is non-diversified as that term is defined in the 1940 Act.

The Adviser seeks to limit risk of excessive loss of capital by utilizing various investment strategies including investing in value oriented equity securities that should trade at a significant discount to the Adviser’s assessment of their “private market value.” Private market value is the value that informed investors would be willing to pay to acquire the entire company. The Fund may lend portfolio securities on a short term or long term basis up to 33 1/3% of its total assets, including collateral received for securities lent.

In general, securities of issuers which are the subject of a tender or exchange offer or merger, consolidation, liquidation or reorganization proposal sell at a premium to their historic market price immediately prior to the announcement of the offer or may also discount what the stated or appraised value of the security would be if the contemplated transaction were approved or consummated. Such investments may be advantageous when the discount significantly overstates the risk of the contingencies involved; significantly undervalues the securities, assets, or cash to be received by shareholders of the prospective portfolio company as a result of the contemplated transaction; or fails adequately to recognize the possibility that the offer or proposal may be replaced or superseded by an offer or proposal of greater value.

Additional Investment Strategies and Risks

In addition to the Fund’s principal investment strategies discussed in the Prospectuses, the Fund may engage in other types of investment strategies as further described below. The Fund may invest in or utilize in seeking to achieve its investment objective, any of these investment strategies and instruments or engage in any of these practices, except where otherwise prohibited by law or the Fund’s own investment restrictions. Subject to the investment policies and restrictions contained in the prospectus and herein, the Fund may invest in any of the securities described below.

Asset-Backed Securities. The Fund may invest in asset-backed securities. Asset-backed securities have structural characteristics similar to mortgage-backed securities, as discussed in more detail below. However, the underlying assets are not first lien mortgage loans or interests therein but include assets such as motor vehicle installment sales contracts, other installment sales contracts, home equity loans, leases of various types of real and personal property and receivables from revolving credit (credit card) agreements. Such assets are securitized through the use of trusts or special purpose corporations. Payments or distributions of principal and interest may be guaranteed up to a certain amount and for a certain time period by a letter of credit or pool insurance policy issued by a financial institution unaffiliated with the issuer, or other credit enhancements may be present. Certain collateral may be difficult to locate in the event of default and recoveries of depreciated or damaged collateral may not fully cover payments due on such collateral. If the Fund purchases asset-backed securities that are “subordinated” to other interests in the same pool of assets, the Fund, as a holder of those securities, may only receive payments after the pool’s obligations to other investors have been satisfied. The subordinated securities may be more illiquid and less stable than other asset-backed securities.

Bonds. The Fund may invest in one or more types of bonds. Bonds are fixed or variable rate debt obligations, including bills, notes, debentures, money market instruments and similar instruments and securities. Mortgage- and asset-backed securities are types of bonds, and certain types of income-producing, non-convertible preferred stocks may be treated as bonds for investment purposes. Bonds generally are used by corporations, governments, and other issuers to borrow money from investors. The issuer pays the investor a fixed or variable rate of interest and normally must repay the amount borrowed on or before maturity. Many preferred stocks and some bonds are “perpetual” in that they have no maturity date.

Bonds are subject to interest rate risk and credit risk. Interest rate risk is the risk that interest rates will rise and that, as a result, bond prices will fall, lowering the value of the Fund’s investments in bonds. In general, bonds having longer durations are more sensitive to interest rate changes than are bonds with shorter durations. It is likely that there will be less governmental action in the near future to maintain low interest rates, or that governmental action will be less effective in maintaining low interest rates. The negative impact on fixed income securities from the resulting rate increases for that and other reasons could be swift and significant, including falling market values and reduced liquidity. Substantial redemptions from bond and other income funds may worsen that impact. Other types of securities also may be adversely affected from an increase in interest rates. Credit risk is the risk that an issuer may be unable or unwilling to pay interest and/or principal on the bond. Credit risk can be affected by many factors, including adverse changes in the issuer’s own financial condition or in economic conditions.

Credit Ratings. Moody’s Investors Service, Inc’s (“Moody’s”), Standard & Poor’s Corporation’s (“S&P”) and other rating agencies are private services that provide ratings of the credit quality of bonds, including municipal bonds, and certain other securities. A description of the ratings assigned to commercial paper and corporate bonds by Moody’s and S&P is included in Appendix A to this SAI. The process by which Moody’s and S&P determine ratings for mortgage-backed securities includes consideration of the likelihood of the receipt by security holders of all distributions, the nature of the underlying assets, the credit quality of the guarantor, if any, and the structural, legal, and tax aspects associated with these securities. Not even the highest such rating represents an assessment of the likelihood that principal prepayments will be made by obligors on the underlying assets or the degree to which such prepayments may differ from that originally anticipated, nor do such ratings address the possibility that investors may suffer a lower than anticipated yield or that investors in such securities may fail to recoup fully their initial investment due to prepayments.

Credit ratings attempt to evaluate the safety of principal and interest payments, but they do not evaluate the volatility of a bond’s value or its liquidity and do not guarantee the performance of the issuer. Rating agencies may fail to make timely changes in credit ratings in response to subsequent events, so that an issuer’s current financial condition may be better or worse than the rating indicates. There is a risk that rating agencies may downgrade a bond’s rating. Subsequent to a bond’s purchase by the Fund, it may cease to be rated or its rating may be reduced below the minimum rating required for purchase by the Fund. The Fund may use these ratings in determining whether to purchase, sell or hold a security. It should be emphasized, however, that ratings are general and are not absolute standards of quality. Consequently, bonds with the same maturity, interest rate, and rating may have different market prices.

In addition to ratings assigned to individual bond issues, the Adviser will analyze interest rate trends and developments that may affect individual issuers, including factors such as liquidity, profitability, and asset quality. The yields on bonds are dependent on a variety of factors, including general money market conditions, general conditions in the bond market, the financial condition of the issuer, the size of the offering, the maturity of the obligation, and its rating. There is a wide variation in the quality of bonds, both within a particular classification and between classifications. An issuer’s obligations under its bonds are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of bond holders or other creditors of an issuer; litigation or other conditions may also adversely affect the power or ability of issuers to meet their obligations for the payment of interest and principal on their bonds.

Convertible Securities. A convertible security is a fixed-income security, such as a bond or preferred stock, which may be converted at a stated price within a specified period of time into a specified number of shares of common stock of the same or a different issuer. Convertible securities are senior to common stock in a corporation’s capital structure, but usually are subordinated to non-convertible debt securities. While providing a fixed stream of income (generally higher in yield than the income derivable from a common stock but lower than that afforded by a similar non-convertible debt security). A convertible security also affords an investor the opportunity, through its conversion feature, to participate in the capital appreciation of the common stock into which it is convertible.

In general, the market value of a convertible security is the higher of its “investment value” (i.e., its value as a fixed-income security) or its “conversion value” (i.e., the value of the underlying shares of common stock if the security is converted). As a fixed-income security, the market value of a convertible security generally increases when interest rates decline and generally decreases when interest rates rise. However, the price of a convertible security also is influenced by the market value of the security’s underlying common stock.

Credit and Liquidity Enhancements. The Fund may invest in securities that have credit or liquidity enhancements or may purchase these types of enhancements in the secondary market. Such enhancements may be structured as demand features that permit the Fund to sell the instrument at designated times and prices. These credit and liquidity enhancements may be backed by letters of credit or other instruments provided by banks or other financial institutions whose credit standing affects the credit quality of the underlying obligation. Changes in the credit quality of these financial institutions could cause losses to the Fund and affect its share price. The credit and liquidity enhancements may have conditions that limit the ability of the Fund to use them when the Fund wishes to do so.

Depositary Receipts. The Fund may invest in portfolio Depositary Receipts. Depositary receipts exist for many foreign securities and are securities representing ownership interests in securities of foreign companies (an “underlying issuer”) and are deposited with a securities depositary. Depositary Receipts are not necessarily denominated in the same currency as the underlying securities. Depositary Receipts include ADRs, Global Depositary Receipts (“GDRs”), EDRs and other types of depositary receipts (which, together with ADRs and EDRs, are hereinafter collectively referred to as “Depositary Receipts”). ADRs are dollar-denominated Depositary Receipts typically issued by a U.S. financial institution which evidence ownership interests in a security or pool of securities issued by a foreign issuer. ADRs are listed and traded in the U.S. GDRs, EDRs and other types of Depositary Receipts are typically issued by foreign banks or trust companies, although they also may be issued by U.S. financial institutions, and evidence ownership interests in a security or pool of securities issued by either a foreign or a U.S. corporation. Generally, Depositary Receipts in registered form are designed for use in the U.S. securities market and depositary receipts in bearer form are designed for use in securities markets outside the U.S. Although there may be more reliable information available regarding issuers of certain ADRs that are issued under so-called “sponsored” programs and ADRs do not involve foreign currency risks, ADRs and other Depositary Receipts are subject to the risks of other investments in foreign securities, as described directly above.

Depositary Receipts may be “sponsored” or “unsponsored.” Sponsored Depositary Receipts are established jointly by a depositary and the underlying issuer, whereas unsponsored Depositary Receipts may be established by a depositary without participation by the underlying issuer. Holders of an unsponsored Depositary Receipt generally bear all the costs associated with establishing the unsponsored Depositary Receipt. In addition, the issuers of the securities underlying unsponsored Depositary Receipts are not obligated to disclose material information in the U.S. and, therefore, there may be less information available regarding such issuers and there may not be a correlation between such information and the market value of the Depositary Receipts. For purposes of the Fund’s investment policies, its investment in Depositary Receipts will be deemed to be investments in the underlying securities except as noted.

Equity Securities. The Fund may invest in one or more types of equity securities. Equity securities include common stocks, most preferred stocks and securities that are convertible into them, including common stock purchase warrants and rights, equity interests in trusts, partnerships, joint ventures, or similar enterprises and depositary receipts. Common stocks, the most familiar type, represent an equity (ownership) interest in a corporation.

Eurodollar and Yankee Dollar Obligations. The Fund may invest in Eurodollar and Yankee dollar obligations. Eurodollar bank obligations are U.S. dollar denominated certificates of deposit and time deposits issued outside the U.S. capital markets by foreign branches of U.S. banks and by foreign banks. Yankee dollar bank obligations are U.S. dollar-denominated obligations issued in the U.S. capital markets by foreign banks.

Eurodollar and Yankee dollar obligations are subject to the same risks that pertain to domestic issues, notably credit risk, market risk, and liquidity risk. Additionally, Eurodollar (and to a limited extent, Yankee dollar) obligations are subject to certain sovereign risks. One such risk is the possibility that a sovereign country might prevent capital, in the form of dollars, from flowing across its borders. Other risks include adverse political and economic developments; the extent and quality of government regulation of financial markets and institutions; the imposition of foreign withholding taxes and the expropriation or nationalization of foreign issuers.

Foreign Currency. The Fund may invest in securities denominated in foreign currencies, including the purchase of foreign currency on a spot (or cash) basis. A change in the value of any such currency against the U.S. dollar will result in a change in the U.S. dollar value of the Fund’s assets and income. In addition, although a portion of the Fund’s investment income may be received or realized in such currencies, the Fund will be required to compute and distribute its income in U.S. dollars. Therefore, if the exchange rate for any such currency declines after the Fund’s income has been earned and computed in U.S. dollars but before conversion and payment, the Fund could be required to liquidate portfolio securities to make such distributions.

Currency exchange rates may be affected unpredictably by intervention (or the failure to intervene) by U.S. or foreign governments or central banks, by currency controls or political developments in the U.S. or abroad. The Fund may also invest in the following types of foreign currency transactions:

Forward Foreign Currency Exchange Contracts. The Fund may enter into forward foreign currency exchange contracts for hedging and non-hedging purposes. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. Forward foreign currency exchange contracts generally are established in the interbank market directly between currency traders (usually large commercial banks or other financial institutions) on behalf of their customers. Certain types of forward foreign currency exchange contracts are now regulated as swaps by the Commodity Futures Trading Commission (“CFTC”) and, although they may still be established in the interbank market by currency traders on behalf of their customers, such instruments now must be executed in accordance with applicable federal regulations. The regulation of such forward foreign currency exchange contracts as swaps is a recent development and there can be no assurance that the additional regulation of these types of derivatives will not have an adverse effect on a Fund that utilizes these instruments. A forward contract generally has no deposit requirement, and no commissions are charged at any stage for trades.

At the maturity of a forward contract, the Fund may either accept or make delivery of the currency specified in the contract or, at or prior to maturity, enter into a closing purchase transaction involving the purchase or sale of an offsetting contract. Closing purchase transactions with respect to forward contracts are usually effected with the currency trader who is a party to the original forward contract.

The Fund may enter into forward foreign currency exchange contracts in several circumstances. First, when the Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, or when the Fund anticipates the receipt in a foreign currency of dividend or interest payments on such a security which it holds, the Fund may desire to “lock in” the U.S. dollar price of the security or the U.S. dollar equivalent of such dividend or interest payment, as the case may be. By entering into a forward contract for the purchase or sale, for a fixed amount of dollars, of the amount of foreign currency involved in the underlying transactions, the Fund will attempt to protect itself against an adverse change in the relationship between the U.S. dollar and the subject foreign currency during the period between the date on which the security is purchased or sold, or on which the dividend or interest payment is declared, and the date on which such payments are made or received.

Additionally, when management of the Fund believes that the currency of a particular foreign country may suffer a substantial decline against the U.S. dollar, it may enter into a forward contract to sell, for a fixed amount of dollars, the amount of foreign currency approximating the value of some or all of the Fund’s portfolio securities denominated in such foreign currency. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date on which the contract is entered into and the date it matures. The precise projection of short term currency market movements is not possible, and short term hedging provides a means of fixing the dollar value of only a portion of the Fund’s foreign assets.

The Fund will not enter into forward contracts or maintain a net exposure to such contracts where the consummation of the contracts would obligate the Fund to deliver an amount of foreign currency in excess of the value of the Fund’s portfolio securities or other assets denominated in that currency. The Fund will “earmark” on the records of the Adviser or the Fund’s custodian will place cash or other liquid high grade debt securities into a segregated account of the Fund in an amount equal to the value of the Fund’s total assets committed to the consummation of forward foreign currency exchange contracts requiring the Fund to purchase foreign currencies or forward contracts entered into for non-hedging purposes. If the value of the securities placed in the segregated account declines, additional cash or securities will be placed in the account on a daily basis so that the value of the account will equal the amount of the Fund’s commitments with respect to such contracts.

The Fund generally will not enter into a forward contract with a term of greater than one year. Using forward contracts to protect the value of the Fund’s portfolio securities against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. It simply establishes a rate of exchange which the Fund can achieve at some future point in time.

While the Fund will enter into forward contracts to reduce currency exchange rate risks, transactions in such contracts involve certain other risks. Thus, while the Fund may benefit from such transactions, unanticipated changes in currency prices may result in a poorer overall performance for the Fund than if it had not engaged in any such transactions. Moreover, there may be imperfect correlation between the Fund’s portfolio holdings of securities denominated in a particular currency and forward contracts entered into by the Fund. Such imperfect correlation may prevent the Fund from achieving a complete hedge or may expose the Fund to risk of foreign exchange loss.

Foreign Currency Options, Foreign Currency Futures Contracts, and Options on Futures. The Fund may also purchase and sell foreign currency futures contracts and may purchase and write exchange-traded call and put options on foreign currency futures contracts and on foreign currencies. The Fund may purchase or sell exchange-traded foreign currency options, foreign currency futures contracts, and related options on foreign currency futures contracts as a hedge against possible variations in foreign exchange rates. The Fund will write options on foreign currency or on foreign currency futures contracts only if they are “covered.” A put on a foreign currency or on a foreign currency futures contract written by the Fund will be considered “covered” if, so long as the Fund is obligated as the writer of the put, it “earmarks” on its records or places in a segregated account with the Fund’s custodian cash or other liquid securities equal at all times to the aggregate exercise price of the put. A call on a foreign currency or on a foreign currency futures contract written by the Fund will be considered “covered” only if the Fund “earmarks” on its records or places in a segregated account with the Fund’s custodian cash or other liquid securities with a value equal to the face amount of the option contract and denominated in the currency upon which the call is written. Option transactions may be effected to hedge the currency risk on non-U.S. dollar-denominated securities owned by the Fund, sold by the Fund but not yet delivered or anticipated to be purchased by the Fund. As an illustration, the Fund may use such techniques to hedge the stated value in U.S. dollars of an investment in a Japanese yen-denominated security. In these circumstances, the Fund may purchase a foreign currency put option enabling it to sell a specified amount of yen for dollars at a specified price by a future date. To the extent the hedge is successful, a loss in the value of the dollar relative to the yen will tend to be offset by an increase in the value of the put option.

Over the Counter Options on Foreign Currency Transactions. The Fund may invest in over-the-counter options on foreign currency transactions. The Fund may invest in over-the-counter options on foreign currency transactions only with financial institutions that have capital of at least $50 million or whose obligations are guaranteed by an entity having capital of at least $50 million. The Fund may only enter into forward contracts on currencies in the over-the-counter market. The Adviser may engage in these transactions to protect against uncertainty in the level of future exchange rates in connection with the purchase and sale of portfolio securities (“transaction hedging”) and to protect the value of specific portfolio positions (“position hedging”). Certain differences exist between foreign currency hedging instruments. Foreign currency options provide the holder the right to buy or to sell a currency at a fixed price on or before a future date. Listed options are third-party contracts (performance is guaranteed by an exchange or clearing corporation) which are issued by a clearing corporation, traded on an exchange and have standardized prices and expiration dates. Over-the-counter options are two-party contracts and have negotiated prices and expiration dates. A futures contract on a foreign currency is an agreement between two parties to buy and sell a specified amount of the currency for a set price on a future date. Futures contracts and listed options on futures contracts are traded on boards of trade or futures exchanges. Options traded in the over-the-counter market may not be as actively traded as those on an exchange, so it may be more difficult to value such options. In addition, it may be difficult to enter into closing transactions with respect to options traded over-the-counter.

Hedging transactions involve costs and may result in losses. The Fund may also write covered call options on foreign currencies to offset some of the costs of hedging those currencies. The Fund will engage in over-the-counter options transactions on foreign currencies only when appropriate exchange-traded transactions are unavailable and when, in the Adviser’s opinion, the pricing mechanism and liquidity are satisfactory and the participants are responsible parties likely to meet their contractual obligations. The Fund’s ability to engage in hedging and related option transactions may be limited by tax considerations.

Transactions and position hedging do not eliminate fluctuations in the underlying prices of the securities which the Fund owns or intends to purchase or sell. They simply establish a rate of exchange which one can achieve at some future point in time. Additionally, although these techniques tend to minimize the risk of loss due to a decline in the value of the hedged currency, they tend to limit any potential gain which might result from the increase in the value of such currency.

The Fund will not speculate in foreign currency options, futures, or related options. Accordingly, the Fund will not hedge a currency substantially in excess of the market value of the securities denominated in that currency which it owns or the expected acquisition price of securities which it anticipates purchasing.

Foreign Securities. The Fund also may invest in other types of foreign securities or engage in the certain types of transactions related to foreign securities, such as Brady Bonds, Canadian Time Deposits, Depositary Receipts, Eurodollar and Yankee Dollar Obligations, and Foreign Currency Transactions, including forward foreign currency transactions, foreign currency options and foreign currency futures contracts, and options on futures. Further information about these instruments and the risks involved in their use are contained under the description of each of these instruments in this section.

Foreign investments involve certain risks that are not present in domestic securities. For example, foreign securities may be subject to currency risks or to foreign government taxes that reduce their attractiveness. There may be less information publicly available about a foreign issuer than about a U.S. issuer, and a foreign issuer is not generally subject to uniform accounting, auditing, and financial reporting standards and practices comparable to those in the U.S. Other risks of investing in such securities include political or economic instability in the country involved, the difficulty of predicting international trade patterns, and the possibility of imposition of exchange controls. The prices of such securities may be more volatile than those of domestic securities. With respect to certain foreign countries, there is a possibility of expropriation of assets or nationalization, imposition of withholding taxes on dividend or interest payments, difficulty in obtaining and enforcing judgments against foreign entities or diplomatic developments which could affect investment in these countries. Losses and other expenses may be incurred in converting between various currencies in connection with purchases and sales of foreign securities. Based on investment policies of the Fund it is not expected that the Fund will be eligible to pass through to shareholders any credits or deductions for U.S. federal income tax purposes with respect to any withholding taxes on dividend or interest payments by foreign taxing authorities.

Foreign stock markets are generally not as developed or efficient as, and may be more volatile than, those in the U.S. While growing in volume, they usually have substantially less volume than U.S. markets. The Fund’s investment in foreign securities may be less liquid and subject to more rapid and erratic price movements than securities of comparable U.S. companies. Equity securities may trade at price/earnings multiples higher than comparable U.S. securities and such levels may not be sustainable. There is generally less government supervision and regulation of foreign stock exchanges, brokers, banks, and listed companies abroad than in the U.S. Moreover, settlement practices for transactions in foreign markets may differ from those in U.S. markets. Such differences may include delays beyond periods customary in the U.S. and practices, such as delivery of securities prior to receipt of payment, which increase the likelihood of a “failed settlement,” which can result in losses to the Fund.

The value of foreign investments and the investment income derived from them may also be affected unfavorably by changes in currency exchange control regulations. Although the Fund will invest only in securities denominated in foreign currencies that are fully exchangeable into U.S. dollars without legal restriction at the time of investment, there can be no assurance that currency controls will not be imposed subsequently. In addition, the value of foreign fixed income investments may fluctuate in response to changes in U.S. and foreign interest rates.

Foreign brokerage commissions, custodial expenses, and other fees are also generally higher than for securities traded in the U.S. Consequently, the overall expense ratios of international or global funds are usually somewhat higher than those of typical domestic stock funds.

Moreover, investments in foreign government debt securities, particularly those of emerging market country governments, involve special risks. Certain emerging market countries have historically experienced, and may continue to experience, high rates of inflation, high interest rates, exchange rate fluctuations, large amounts of external debt, balance of payments and trade difficulties, and extreme poverty and unemployment. See “Emerging Market Securities” below for additional risks.

Fluctuations in exchange rates may also affect the earning power and asset value of the foreign entity issuing a security, even one denominated in U.S. dollars. Dividend and interest payments will be repatriated based on the exchange rate at the time of disbursement, and restrictions on capital flows may be imposed.

In less liquid and well developed stock markets, such as those in some Eastern European, Southeast Asian, and Latin American countries, volatility may be heightened by actions of a few major investors. For example, substantial increases or decreases in cash flows of mutual funds investing in these markets could significantly affect stock prices and, therefore, share prices. Additionally, investments in emerging market regions or the following geographic regions are subject to more specific risks, as discussed below.

Emerging Market Securities. The Fund may invest up to 5% of its net assets in securities of emerging market countries. Such investments involve special risks. The economies, markets, and political structures of a number of the emerging market countries in which the Fund can invest do not compare favorably with the U.S. and other mature economies in terms of wealth and stability. Therefore, investments in these countries may be riskier, and will be subject to erratic and abrupt price movements. Some economies are less well developed and less diverse (for example, Latin America, Eastern Europe, and certain Asian countries) and more vulnerable to the ebb and flow of international trade, trade barriers, and other protectionist or retaliatory measures. Similarly, many of these countries, particularly in Southeast Asia, Latin America, and Eastern Europe, are grappling with severe inflation or recession, high levels of national debt, currency exchange problems, and government instability. Investments in countries that have recently begun moving away from central planning and state-owned industries toward free markets, such as the Eastern European or Chinese economies, should be regarded as speculative.

Certain emerging market countries have historically experienced, and may continue to experience, high rates of inflation, high interest rates, exchange rate fluctuations, large amounts of external debt, balance of payments and trade difficulties and extreme poverty and unemployment. The issuer or governmental authority that controls the repayment of an emerging market country’s debt may not be able or willing to repay the principal and/or interest when due in accordance with the terms of such debt. A debtor’s willingness or ability to repay principal and interest due in a timely manner may be affected by, among other factors, its cash flow situation, and, in the case of a government debtor, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, and the political constraints to which a government debtor may be subject. Government debtors may default on their debt and may also be dependent on expected disbursements from foreign governments, multilateral agencies, and others abroad to reduce principal and interest arrearages on their debt. Holders of government debt may be requested to participate in the rescheduling of such debt and to extend further loans to government debtors.

If such an event occurs, the Fund may have limited legal recourse against the issuer and/or guarantor. Remedies must, in some cases, be pursued in the courts of the defaulting party itself, and the ability of the holder of foreign government fixed income securities to obtain recourse may be subject to the political climate in the relevant country. In addition, no assurance can be given that the holders of commercial bank debt will not contest payments to the holders of other foreign government debt obligations in the event of default under their commercial bank loan agreements.

The economies of individual emerging market countries may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rate of inflation, currency depreciation, capital reinvestment, resource self-sufficiency, and balance of payments position. Further, the economies of developing countries generally are heavily dependent upon international trade and, accordingly, have been, and may continue to be, adversely affected by trade barriers, exchange controls, managed adjustments in relative currency values, and other protectionist measures imposed or negotiated by the countries with which they trade. These economies also have been, and may continue to be, adversely affected by economic conditions in the countries with which they trade.

Investing in emerging market countries may entail purchasing securities issued by or on behalf of entities that are insolvent, bankrupt, in default or otherwise engaged in an attempt to reorganize or reschedule their obligations, and in entities that have little or no proven credit rating or credit history. In any such case, the issuer’s poor or deteriorating financial condition may increase the likelihood that the investing fund will experience losses or diminution in available gains due to bankruptcy, insolvency, or fraud.

Forward Commitments, When-Issued, and Delayed Delivery Securities. The Fund may invest in forward commitments, when-issued, and delayed delivery securities. Forward commitments, including “TBA” (to be announced), when-issued and delayed delivery transactions arise when securities are purchased by the Fund with payment and delivery taking place in the future in order to secure what is considered to be an advantageous price or yield to the Fund at the time of entering into the transaction. However, the price of or yield on a comparable security available when delivery takes place may vary from the price of or yield on the security at the time that the forward commitment or when-issued or delayed delivery transaction was entered into. Agreements for such purchases might be entered into, for example, when the Fund anticipates a decline in interest rates and is able to obtain a more advantageous price or yield by committing currently to purchase securities to be issued later. When the Fund purchases securities on a forward commitment, when-

issued, or delayed delivery basis it does not pay for the securities until they are received, and the Fund is required to either “earmark” on the Adviser’s records or placed in a segregated account with the Fund’s custodian, of cash or other liquid securities in an amount equal to or greater than, on a daily basis, the amount of the Fund’s forward commitments, when-issued or delayed delivery commitments, or to enter into offsetting contracts for the forward sale of other securities it owns. Forward commitments may be considered securities in themselves and involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, which risk is in addition to the risk of decline in value of the Fund’s other assets. Where such purchases are made through dealers, the Fund relies on the dealer to consummate the sale. The dealer’s failure to do so may result in the loss to the Fund of an advantageous yield or price.

The Fund will only enter into forward commitments and make commitments to purchase securities on a when-issued or delayed delivery basis with the intention of actually acquiring the securities. However, the Fund may sell these securities before the settlement date if it is deemed advisable as a matter of investment strategy. Forward commitments and when-issued and delayed delivery transactions are generally expected to settle within 120 days from the date the transactions are entered into, although the Fund may close out its position prior to the settlement date by entering into a matching sales transaction.

Although the Fund does not intend to make such purchases for speculative purposes and intends to adhere to the policies of the SEC, purchases of securities on such a basis may involve more risk than other types of purchases. For example, by committing to purchase securities in the future, the Fund subjects itself to a risk of loss on such commitments as well as on its portfolio securities. Also, the Fund may have to sell assets which have been set aside in order to meet redemptions. In addition, if the Fund determines it is advisable as a matter of investment strategy to sell the forward commitment or when-issued or delayed delivery securities before delivery, the Fund may incur a gain or loss because of market fluctuations since the time the commitment to purchase such securities was made. Any such gain or loss would be treated as a capital gain or loss for tax purposes. When the time comes to pay for the securities to be purchased under a forward commitment or on a when-issued or delayed delivery basis, the Fund will meet its obligations from the then available cash flow or the sale of securities, or, although it would not normally expect to do so, from the sale of the forward commitment or when-issued or delayed delivery securities themselves (which may have a value greater or less than the Fund’s payment obligation).

Illiquid Securities or Non-Publicly Traded Securities. The Fund may invest in illiquid securities or non-publicly traded securities. The inability of the Fund to dispose of illiquid or not readily marketable investments readily or at a reasonable price could impair the Fund’s ability to raise cash for redemptions or other purposes. The liquidity of securities purchased by the Fund which are eligible for resale pursuant to Rule 144A will be monitored by the Adviser on an ongoing basis, subject to the oversight of the Adviser. In the event that such a security is deemed to be no longer liquid, the Fund’s holdings will be reviewed to determine what action, if any, is required to ensure that the retention of such security does not result in the Fund having more than 15% of its net assets invested in illiquid or not readily marketable securities.

Rule 144A Securities will be considered illiquid and therefore subject to the Fund’s limit on the purchase of illiquid securities unless the Board or its delegates determines that the Rule 144A Securities are liquid. In reaching liquidity decisions, the Board and its delegates may consider, inter alia, the following factors: (i) the unregistered nature of the security; (ii) the frequency of trades and quotes for the security; (iii) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers; (iv) dealer undertakings to make a market in the security; and (v) the nature of the security and the nature of how the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers, and the mechanics of the transfer).

Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (the “1933 Act”), securities which are otherwise not readily marketable, and repurchase agreements having a maturity of longer than seven days. Securities that have not been registered under the 1933 Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. Mutual funds do not typically hold a significant amount of these restricted or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities and a mutual fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days. A mutual fund might also have to register such restricted securities in order to dispose of them resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

In recent years, however, a large institutional market has developed for certain securities that are not registered under the 1933 Act including repurchase agreements, commercial paper, foreign securities, municipal securities, and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer’s ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments.

Insured Bank Obligations. The Fund may invest in insured bank obligations. The Federal Deposit Insurance Corporation (“FDIC”) insures the deposits of federally insured banks and savings and loan associations (collectively referred to as “banks”) up to $250,000. The Fund may purchase bank obligations which are fully insured as to principal by the FDIC. Currently, to remain fully insured as to principal, these investments must be limited to $250,000 per bank; if the principal amount and accrued interest together exceed $250,000, the excess accrued interest will not be insured. Insured bank obligations may have limited marketability. Unless the Board determines that a readily available market exists for such obligations, the Fund will treat such obligations as subject to the limit for illiquid investments for the Fund unless such obligations are payable at principal amount plus accrued interest on demand or within seven days after demand.

Investment Company Securities. The Fund may invest in investment company securities. Investment company securities are securities of other open-end or closed-end investment companies. Except for so-called fund-of-funds, the 1940 Act generally prohibits a fund from acquiring more than 3% of the outstanding voting shares of an investment company and limits such investments to no more than 5% of the Fund’s total assets in any one investment company and no more than 10% in any combination of investment companies. The 1940 Act further prohibits a fund from acquiring in the aggregate more than 10% of the outstanding voting shares of any registered closed-end investment company. Investing in other investment companies involves substantially the same risks as investing directly in the underlying instruments, but the total return on such investments at the investment company level may be reduced by the operating expenses and fees of such other investment companies, including advisory fees.

Exchange Traded Funds. Exchange traded funds (“ETFs”) are a type of investment company security bought and sold on a securities exchange. An ETF generally represents a portfolio of securities designed to track a particular market index. The Fund could purchase an ETF to temporarily gain exposure to a portion of the U.S. or a foreign market while awaiting purchase of underlying securities. The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although lack of liquidity in an ETF could result in it being more volatile, and ETFs have management fees which increase their costs.

Foreign Investment Companies. Foreign investment companies have been the only or primary way to invest in foreign countries that limit, or prohibit, all direct foreign investment in the securities of companies domiciled therein. However, the governments of some countries have authorized the organization of investment funds to permit indirect foreign investment in such securities. In addition to bearing their proportionate share of the Fund’s expenses (management fees and operating expenses), shareholders will also indirectly bear similar expenses of such entities. Like other foreign securities, interests in foreign investment companies also involve the risk of foreign securities, as described above.

Investment Grade Securities. The Fund may invest in investment grade securities. Investment grade securities are rated in one of the four highest rating categories by Moody’s or S&P, comparably rated by another rating agency or, if unrated, determined by the Adviser to be of comparable quality. Securities with the lower investment grade ratings, while normally exhibiting adequate protection parameters, have speculative characteristics. This means that changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case for higher rated debt securities.

Master Demand Notes. The Fund may invest in variable amount master demand notes. Variable amount master demand notes are demand obligations that permit the investment of fluctuating amounts at varying market rates of interest pursuant to arrangements between the issuer and a commercial bank acting as agent for the payees of such notes whereby both parties have the right to vary the amount of the outstanding indebtedness on the notes. Since there is no secondary market for these notes, the Adviser, subject to the overall review of the Fund’s Directors, monitors the financial condition of the issuers to evaluate their ability to repay the notes.

Mortgage-Backed or Mortgage-Related Securities. The Fund may invest in mortgage-backed and mortgage-related securities. A mortgage-backed security may be an obligation of the issuer backed by a mortgage or pool of mortgages or a direct interest in an underlying pool of mortgages. The Fund may invest in collateralized mortgage obligations (“CMOs”) and stripped mortgage-backed securities that represent a participation in, or are secured by, mortgage loans. Some mortgage-backed securities, such as CMOs, make payments of both principal and interest at a variety of intervals; others make semiannual interest payments at a predetermined rate and repay principal at maturity (like a typical bond). Mortgage-backed securities are based on different types of mortgages including those on commercial real estate or residential properties.

CMOs may be issued by a U.S. government agency or instrumentality or by a private issuer. Although payment of the principal of, and interest on, the underlying collateral securing privately issued CMOs may be guaranteed by the U.S. government or its agencies or instrumentalities, these CMOs represent obligations solely of the private issuer and are not insured or guaranteed by the U.S. government, its agencies, or instrumentalities or any other person or entity. Prepayments could cause early retirement of CMOs. CMOs are designed to reduce the risk of prepayment for investors by issuing multiple classes of securities (or “tranches”), each having different maturities, interest rates, and payment schedules, and with the principal and interest on the underlying mortgages allocated among the several classes in various ways. Payment of interest or principal on some classes or series of CMOs may be subject to contingencies or some classes or series may bear some or all of the risk of default on the underlying mortgages. CMOs of different classes or series are generally retired in sequence as the underlying mortgage loans in the mortgage pool are repaid. If enough mortgages are repaid ahead of schedule, the classes or series of a CMO with the earliest maturities generally will be retired prior to their maturities. Thus, the early retirement of particular classes or series of a CMO held by the Fund would have the same effect as the prepayment of mortgages underlying other mortgage-backed securities. Conversely, slower than anticipated prepayments can extend the effective maturities of CMOs, subjecting them to a greater risk of decline in market value in response to rising interest rates than traditional debt securities, and, therefore, potentially increasing the volatility of a fund that invests in CMOs.

The value of mortgage-backed securities may change due to shifts in the market’s perception of issuers. In addition, regulatory or tax changes may adversely affect the mortgage securities market as a whole. Non-government mortgage-backed securities may offer higher yields than those issued by government entities, but also may be subject to greater price changes than government issues. Mortgage-backed securities have yield and maturity characteristics corresponding to the underlying assets. Certain mortgage-backed securities may include securities backed by pools of mortgage loans made to “subprime” borrowers or borrowers with blemished credit histories. The underwriting standards for subprime loans are more flexible than the standards generally used by banks for borrowers with non-blemished credit histories with regard to the borrowers’ credit standing and repayment history. Unlike traditional debt securities, which may pay a fixed rate of interest until maturity, when the entire principal amount comes due, payments on certain mortgage-backed securities include both interest and a partial repayment of principal. Besides the scheduled repayment of principal, repayments of principal may result from the voluntary prepayment, refinancing, or foreclosure of the underlying mortgage loans.

Mortgage-backed securities are subject to prepayment risk. Prepayment, which occurs when unscheduled or early payments are made on the underlying mortgages, may shorten the effective maturities of these securities and may lower their returns. If property owners make unscheduled prepayments of their mortgage loans, these prepayments will result in early payment of the applicable mortgage-related securities. In that event, the Fund may be unable to invest the proceeds from the early payment of the mortgage-related securities in an investment that provides as high a yield as the mortgage-related securities. Consequently, early payment associated with mortgage-related securities may cause these securities to experience significantly greater price and yield volatility than that experienced by traditional fixed-income securities. The occurrence of mortgage prepayments is affected by factors including the level of interest rates, general economic conditions, the location and age of the mortgage, and other social and demographic conditions. During periods of falling interest rates, the rate of mortgage prepayments tends to increase, thereby tending to decrease the life of mortgage-related securities. During periods of rising interest rates, the rate of mortgage prepayments usually decreases, thereby tending to increase the life of mortgage-related securities. In addition, the risk of default by borrowers is greater during times of rising interest rates and/or unemployment rates. Moreover, the risk of default is generally higher in the case of mortgage pools that include subprime mortgages. If the life of a mortgage-related security is inaccurately predicted, the Fund may not be liable to realize the rate of return it expected.

Mortgage-backed securities are less effective than other types of securities as a means of “locking in” attractive long term interest rates. One reason is the need to reinvest prepayments of principal; another is the possibility of significant unscheduled prepayments resulting from declines in interest rates. Prepayments may cause losses on securities purchased at a premium. At times, some of the mortgage-backed securities in which the Fund may invest will have higher than market interest rates and, therefore, will be purchased at a premium above their par value. Unscheduled prepayments, which are made at par, will cause the Fund to experience a loss equal to any unamortized premium.

Stripped mortgage-backed securities are created when a U.S. government agency or a financial institution separates the interest and principal components of a mortgage-backed security and sells them as individual securities. The securities may be issued by agencies or instrumentalities of the U.S. government and private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks, and special purpose entities of the foregoing. Stripped mortgage-backed securities are usually structured with two classes that receive different portions of the interest and principal distributions on a pool of mortgage loans. The holder of the “principal-only” security (“PO”) receives the principal payments made by the underlying mortgage-backed security, while the holder of the “interest-only” security (“IO”) receives interest payments from the same underlying security. The Fund may invest in both the IO class and the PO class. The prices of stripped mortgage-backed securities may be particularly affected by changes in interest rates. The yield to maturity on an IO class of stripped mortgage-backed securities is extremely sensitive not only to changes in prevailing interest rates but also to the rate of principal payments (including prepayments) on the underlying assets. As interest rates fall, prepayment rates tend to increase, which tends to reduce prices of IOs and increase prices of POs. Rising interest rates can have the opposite effect.

CMOs can also be in the form of “Floaters” — where the coupon rate floats in the same direction as interest rates and “Inverse Floaters” — where the coupon rate floats in the opposite direction as interest rates. Floaters and Inverse Floaters are extremely sensitive to the rise and fall in interest rates. The coupon rate on these securities is based on various benchmarks, such as London Inter-Bank Offering Rate (“LIBOR”) and the 11th District cost of funds index (the base rate). The coupon rate on Floaters can be affected by a variety of terms. Floaters and Inverse Floaters can be reset at fixed intervals over the life of the Floater or Inverse Floater, float with a spread to the base rate or be a certain percentage rate minus a certain base rate. Some Floaters and Inverse Floaters have floors below which the interest rate cannot be reset and/or ceilings above which the interest rate cannot be reset. The coupon rate and/or market value of Floaters tend to move in the same direction as the base rate while the coupon rate and/or market value of Inverse Floaters tend to move in the opposite direction from the base rate.

Prepayments may also result in losses on stripped mortgage-backed securities. A rapid rate of principal prepayments may have a measurable adverse effect on the Fund’s yield to maturity to the extent it invests in IOs. If the assets underlying the IO experience greater than anticipated prepayments of principal, the Fund may fail to recoup fully its initial investments in these securities. Conversely, POs tend to increase in value if prepayments are greater than anticipated and decline if prepayments are slower than anticipated. The secondary market for stripped mortgage-backed securities may be more volatile and less liquid than that for other mortgage-backed securities, potentially limiting the Fund’s ability to buy or sell those securities at any particular time.

Municipal Securities. The Fund may invest in municipal securities (“municipals”), which are debt obligations issued by or on behalf of local and state governments, territories and possessions of the U.S., including the District of Columbia, and their political sub-divisions, agencies and instrumentalities that provide interest income that is exempt from federal income tax. Municipals include both municipal bonds (those securities with maturities of five years or more) and municipal notes (those with maturities of less than five years). Municipal bonds are issued for a wide variety of reasons: to construct public facilities, such as airports, highways, bridges, schools, hospitals, mass transportation, streets, water and sewer works; to obtain funds for operating expenses; to refund outstanding municipal obligations; and to loan funds to various public institutions and facilities. Certain private activity bonds are also considered municipal bonds if their interest is exempt from federal income tax. Private activity bonds are issued by or on behalf of public authorities to obtain funds for various privately operated manufacturing facilities, housing, sports arenas, convention centers, airports, mass transportation systems and water, gas or sewer works. Private activity bonds are ordinarily dependent on the credit quality of a private user, not the public issuer.

Limitations on the Purchase and Sale of Futures Contracts, Certain Options and Swaps. Subject to the guidelines of the Board, the Fund may engage in “commodity interest” transactions (generally, transactions in futures, certain options, certain currency transactions and certain types of swaps) only for bona fide hedging or other permissible transactions in accordance with the rules and regulations of the CFTC. Pursuant to amendments by the CFTC to Rule 4.5 under the Commodity Exchange Act (“CEA”), the Adviser has filed a notice of exemption from registration as a “commodity pool operator” with respect to the Fund. The Fund and the Adviser are therefore not subject to registration or regulation as a commodity pool operator under the CEA. Due to the recent amendments to Rule 4.5 under the CEA, certain trading restrictions are now applicable to the Fund as of January 1, 2013. These trading restrictions permit the Fund to engage in commodity interest transactions that include (i) “bona fide hedging” transactions, as that term is defined and interpreted by the CFTC and its staff, without regard to the percentage of the Fund’s assets committed to margin and options premiums and (ii) non-bona fide hedging transactions, provided that the Fund does not enter into such non-bona fide hedging transactions if, immediately thereafter, either (a) the sum of the amount of initial margin deposits on the Fund’s existing futures or swaps positions and option or swaption premiums would exceed 5% of the market value of the Fund’s liquidating value, after taking into account unrealized profits and unrealized losses on any such transactions, or (b) the aggregate net notional value of the Fund’s commodity interest transactions would exceed 100% of the market value of the Fund’s liquidating value, after taking into account unrealized profits and unrealized losses on any such transactions. Therefore, in order to claim the Rule 4.5 exemption, the Fund is limited in its ability to invest in commodity futures, options and certain types of swaps (including securities futures, broad-based stock index futures and financial futures contracts). As a result, in the future, the Fund will be more limited in its ability to use these instruments than in the past and these limitations may have a negative impact on the ability of the Adviser to manage the Fund, and on the Fund’s performance.

Options and Futures Transactions. The Fund may use a variety of financial instruments that derive their value from the value of one or more underlying assets, reference rates or indices (“Derivative Instruments”), including certain options, futures contracts (sometimes referred to as “futures”), options on futures contracts, and swap transactions. The Fund may enter into transactions involving one or more types of Derivative Instruments under which the full value of its portfolio is at risk. Under normal circumstances, however, the Fund’s use of these instruments will place at risk a much smaller portion of its assets. The particular Derivative Instruments that may be used by the Fund are described below.

The Fund might not use any Derivative Instruments or derivative strategies, and there can be no assurance that using any strategy will succeed. If the Fund is incorrect in its judgment on market values, interest rates, or other economic factors in using a Derivative Instrument or strategy, the Fund may have lower net income and a net loss on the investment.

Options on Securities. A call option is a short term contract pursuant to which the purchaser of the option, in return for a premium, has the right to buy the security underlying the option at a specified price at any time during the term of the option, at specified times or at the expiration of the option, depending on the type of option involved. The writer of the call option, who receives the premium, has the obligation, upon exercise of the option during the option term, to deliver the underlying security against payment of the exercise price. The Fund may purchase call options that may or may not be listed on a national exchange and issued by the Options Clearing Corporation. Similarly, the Fund may write (sell) “covered call” options that are listed on national securities exchanges or are available in the over-the-counter market through primary broker-dealers. A put option is a similar contract that gives its purchaser, in return for a premium, the right to sell the underlying security at a specified price during the option term, at specified times or at the expiration of the option, depending on the type of option involved. The writer of the put option, who receives the premium, has the obligation, upon exercise of the option during the option term, to buy the underlying security at the exercise price.

Options on Securities Indices. A securities index assigns relative values to the securities included in the index and fluctuates with changes in the market values of those securities. A securities index option operates in the same way as a more traditional securities option, except that exercise of a securities index option is effected with cash payment and does not involve delivery of securities. Thus, upon exercise of a securities index option, the purchaser will realize, and the writer will pay, an amount based on the difference between the exercise price and the closing price of the securities index.

Securities Index Futures Contracts. A securities index futures contract is a bilateral agreement pursuant to which one party agrees to accept, and the other party agrees to make, delivery of an amount of cash equal to a specified dollar amount times the difference between the securities index value at the close of trading of the contract and the price at which the futures contract is originally struck. No physical delivery of the securities comprising the index is made. Generally, contracts are closed out prior to the expiration date of the contract.

Interest Rate Futures Contracts. Interest rate futures contracts are bilateral agreements pursuant to which one party agrees to make, and the other party agrees to accept, delivery of a specified type of debt security at a specified future time and at a specified price. Although such futures contracts by their terms call for actual delivery or acceptance of bonds, in most cases the contracts are closed out before the settlement date without the making or taking of delivery.

Options on Futures Contracts. Options on futures contracts are similar to options on securities, except that an option on a futures contract gives the purchaser the right, in return for the premium, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put), rather than to purchase or sell a security, at a specified price at any time during the option term. Upon exercise of the option, the delivery of the futures position to the holder of the option will be accompanied by delivery of the accumulated balance that represents the amount by which the market price of the futures contract exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the future. The writer of an option, upon exercise, will assume a short position in the case of a call and a long position in the case of a put.

Real Estate Investment Trusts. The Fund may invest in securities issued by real estate investment trusts (“REITs”). Risks associated with investments in securities of REITs include: decline in the value of real estate; risks related to general and local economic conditions; overbuilding and increased competition; increases in property taxes and operating expenses; changes in zoning laws; casualty or condemnation losses; variations in rental income; changes in neighborhood values; the appeal of properties to tenants; and increases in interest rates. In addition, equity REITs may be affected by changes in the values of the underlying property owned by the trusts, while mortgage REITs may be affected by the quality of credit extended. REITs are dependent upon management skills, may not be diversified and are subject to the risks of financing projects. REITs are also subject to heavy cash flow dependency, defaults by borrowers, self liquidation and the possibility of failing to qualify for tax-free pass-through of income and net gains under the Internal Revenue Code of 1986, as amended (“Code”), and to maintain exemption from the 1940 Act. If an issuer of debt securities collateralized by real estate defaults, it is conceivable that the REITs could end up holding the underlying real estate.

Repurchase Agreements. The Fund may invest in repurchase agreements, which are transactions in which the Fund purchases securities or other obligations from a bank or securities dealer (or its affiliate) and simultaneously commits to resell them to a counterparty at an agreed-upon date or upon demand and at a price reflecting a market rate of interest unrelated to the coupon rate or maturity of the purchased obligations. The Fund maintains custody of the underlying obligations prior to their repurchase, either through its regular custodian or through a special “triparty” custodian or sub-custodian that maintains separate accounts for both the Fund and its counterparty. Thus, the obligation of the counterparty to pay the repurchase price on the date agreed to or upon demand is, in effect, secured by such obligations.

Repurchase agreements carry certain risks not associated with direct investments in securities, including a possible decline in the market value of the underlying obligations. If their value becomes less than the repurchase price, plus any agreed-upon additional amount, the counterparty must provide additional collateral so that at all times the collateral is at least equal to the repurchase price plus any agreed-upon additional amount. The difference between the total amount to be received upon repurchase of the obligations and the price that was paid by the Fund upon acquisition is accrued as interest and included in its net investment income. Repurchase agreements involving obligations other than U.S. government securities (such as commercial paper and corporate bonds) may be subject to special risks and may not have the benefit of certain protections in the event of the counterparty’s insolvency. If the seller or guarantor becomes insolvent, the Fund may suffer delays, costs and possible losses in connection with the disposition of collateral. The Fund intends to enter into repurchase agreements only in transactions with counter-parties believed by the Adviser to present minimum credit risks.

Securities Loans. The Fund may lend securities to brokers, dealers, or other institutional investors needing to borrow securities to complete certain transactions. In connection with such loans, the Fund remains the owner of the loaned securities and continues to be entitled to payments in amounts equal to the interest, dividends, or other distributions payable on loaned securities. The Fund has the right to terminate a loan at any time. The Fund does not have the right to vote on securities while they are on loan, but the Fund’s Adviser may attempt to terminate loans in time to vote those proxies the Adviser has determined are material to the Fund’s interests. The Fund has the right to call each loan and obtain the securities on one standard settlement period’s notice or, in connection with the securities trading on foreign markets, within such longer period for purchases and sales of such securities in such foreign markets. The Fund will receive collateral consisting of cash, U.S. government securities, letters of credit or such other collateral as may be permitted under the Fund’s investment program and applicable law, which will be maintained at all times in an amount at least equal to 100% of the current market value of the loaned securities. If the collateral consists of cash, the Fund will reinvest the cash and pay the borrower a pre-negotiated fee or “rebate” from any return earned on investment. If the collateral consists of a letter of credit or securities, the borrower will pay the Fund a loan premium fee. The Fund may participate in securities lending programs operated by financial institutions, which act as lending agents (“Lending Agent”). The Lending Agent will receive a percentage of the total earnings of the Fund derived from lending the Fund’s securities. Should the borrower of securities fail financially, the Fund may experience delays in recovering the loaned securities or in exercising its rights in the collateral. Loans will be made only to firms judged by the Adviser, with the approval of the Board, to be of good financial standing. Additional risks include the possible decline of the value of the securities acquired with cash collateral. The Fund seeks to minimize this risk by limiting the investment of cash collateral to high quality instruments with short maturities, repurchase agreements, money market funds, or similar private investment vehicles.

Short Sales. The Fund may from time to time make short sales of securities, including short sales “against the box.” A short sale is a transaction in which the Fund sells a security it does not own in anticipation that the market price of that security will decline. A short sale against the box occurs when the Fund contemporaneously owns, or has the right to obtain at no additional cost, securities identical to those sold short. The Fund expects to make short sales both to obtain capital gains from anticipated declines in securities and as a form of hedging to offset potential declines in long positions in the same or similar securities. The short sale of a security is considered a speculative investment technique. Short sales against the box may be subject to special tax rules, one of the effects of which may be to accelerate income to the Fund.

When the Fund makes a short sale, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale in order to satisfy its obligation to deliver the security upon conclusion of the sale. In connection with such short sales, the Fund may pay a fee to borrow securities or maintain an arrangement with a broker to borrow securities, and is often obligated to pay over any accrued interest and dividends on such borrowed securities. In a short sale, the Fund does not immediately deliver the securities sold or receive the proceeds from the sale. The Fund closes out a short position by purchasing and delivering an equal amount of the securities sold short.

To the extent that the Fund engages in short sales, it will provide collateral to the broker-dealer and (except in the case of short sales against the box) will maintain additional asset coverage in the form of segregated or “earmarked” assets on the records of the Fund’s Custodian, consisting of cash, U.S. government securities or other liquid securities that are equal to the current market value of the securities sold short, or (in the case of short sales against the box) will ensure that such positions are covered by offsetting positions, until the Fund replaces the borrowed security. Depending on arrangements made with the broker-dealer from which it borrowed the security regarding payment over of any payments received by the Fund on such security, the Fund may not receive any payments (including interest) on its collateral deposited with such broker-dealer. If the price of the security sold short increases between the time of the short sale and the time the Fund replaces the borrowed security, the Fund will incur a loss; conversely, if the price declines, the Fund will realize a capital gain. Any gain will be decreased, any loss increased, by the transaction costs described above. Although the Fund’s gain is limited to the price at which it sold the security short, its potential loss is theoretically unlimited. The successful use of short selling may be adversely affected by imperfect correlation between movements in the price of the security sold short and the securities being hedged.

The market value of the securities sold short of any one issuer will not exceed either 5% of the Fund’s total assets or 5% of such issuer’s voting securities. The Fund will not make a short sale if, after giving effect to such sale, the market value of all securities sold short exceeds 25% of the value of its assets or the Fund’s aggregate short sales of a particular class of securities exceeds 25% of the outstanding securities of that class. The Fund may also make short sales against the box without regard to such limitations.

Short Term Investments. The Fund may invest in various types of U.S. government securities and high-quality short term debt securities with remaining maturities of one year or less (“money market instruments”). This type of short term investment is made to provide liquidity for the purchase of new investments and to effect redemptions of shares. The money market instruments in which the Fund may invest include but are not limited to: government obligations, certificates of deposit, bankers’ acceptances, commercial paper, short term corporate securities, and repurchase agreements. The Fund may invest in both foreign and domestic money market instruments, including foreign currency, foreign time deposits, and foreign bank acceptances.

Small Company Securities. The Fund may invest in the securities of smaller capitalization companies. Investing in securities of small companies may involve greater risks since these securities may have limited marketability and, thus, may be more volatile. Because smaller companies normally have fewer shares outstanding than larger companies, it may be more difficult for the Fund to buy or sell significant amounts of shares without an unfavorable impact on prevailing prices. In addition, small companies often have limited product lines, markets, or financial resources and are typically subject to greater changes in earnings and business prospects than are larger, more established companies. There is typically less publicly available information concerning smaller companies than for larger, more established ones, and smaller companies may be dependent for management on one or a few key persons. Therefore, an investment in this Fund may involve a greater degree of risk than an investment in other funds that seek capital appreciation by investing in better known, larger companies.

Swaps. The Fund may invest in swap contracts, which are derivatives in the form of a contract or other similar instrument, which is an agreement to exchange the return generated by one instrument for the return generated by another instrument. The payment streams are calculated by reference to a specified index and agreed upon notional amount. The term “specified index” includes, but is not limited to, currencies, fixed interest rates, prices and total return on interest rate indices, fixed income indices, stock indices and commodity indices (as well as amounts derived from arithmetic operations on these indices). For example, the Fund may agree to swap the return generated by a fixed income index for the return generated by a second fixed income index. The currency swaps in which the Fund may enter will generally involve an agreement to pay interest streams in one currency based on a specified index in exchange for receiving interest streams denominated in another currency. Such swaps may involve initial and final exchanges that correspond to the agreed upon notional amount.

The Fund will usually enter into swaps on a net basis, i.e., the two payment streams are netted out in a cash settlement on the payment date or dates specified in the instrument, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. The Fund’s obligations under a swap agreement will be accrued daily (offset against any amounts owing to the Fund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by segregating, either on the Adviser’s records or with the Fund’s custodian, cash or other liquid assets, to avoid any potential leveraging of the Fund. To the extent that the net amounts owed to a swap counterparty are covered with such liquid assets, the Adviser believes such obligations do not constitute “senior securities” under the 1940 Act and, accordingly, the Adviser will not treat them as being subject to the Fund’s borrowing restrictions. The Fund may enter into OTC swap transactions with counterparties that are approved by the Adviser in accordance with guidelines established by the Board. These guidelines provide for a minimum credit rating for each counterparty and various credit enhancement techniques (for example, collateralization of amounts due from counterparties) to limit exposure to counterparties that have lower credit ratings.

The swaps in which the Fund may engage may include instruments under which one party pays a single or periodic fixed amount(s) (or premium), and the other party pays periodic amounts based on the movement of a specified index. Swaps do not involve the delivery of securities, other underlying assets, or principal. Accordingly, the risk of loss with respect to swaps is limited to the net amount of payments the Fund is contractually obligated to make. If the other party to a swap defaults, the Fund’s risk of loss consists of the net amount of payments that the Fund contractually is entitled to receive. Currency swaps usually involve the delivery of the entire principal value of one designated currency in exchange for the other designated currency. Therefore, the entire principal value of a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations. If there is a default by the counterparty, the Fund may have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid. Certain swap transactions involve more recent innovations for which standardized documentation has not yet been fully developed and, accordingly, they are less liquid than traditional swap transactions.

The use of swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If the Adviser is incorrect in its forecasts of market values, interest rates, and currency exchange rates, the investment performance of the Fund would be less favorable than it would have been if this investment technique were not used. See “Limitations on the Purchase and Sale of Futures Contracts, Certain Options and Swaps” above.

Regulation of Certain Options, Currency Transactions and Other Derivative Transactions as Swaps or Security-Based Swaps. The U.S. Dodd-Frank Wall Street Reform and Consumer Protection Act, enacted in July 2010, (the “Dodd-Frank Act”) includes provisions that comprehensively regulate the over-the-counter (i.e., not exchange-traded) derivatives markets for the first time. This regulation requires that certain of the options, currency transactions and other derivative transactions entered into by the Fund are regulated as swaps by the CFTC or regulated as security-based swaps by the SEC.

The Dodd-Frank Act generally requires swaps and security-based swaps to be submitted for clearing to regulated clearing organization (the so-called “clearing mandate”), unless an exemption from clearing applies. Swaps and security-based swaps that are submitted for clearing will be subject to minimum initial and variation margin requirements set by the relevant clearing organization, as well as possible SEC- or CFTC-mandated margin requirements. Accordingly, dealers of swaps and security-based swaps (usually large commercial banks or other financial institutions) as well as other market participants will be required to post margin to the clearing organizations through which their swaps and/or security-based swaps are cleared. The SEC, CFTC and other U.S. regulators also are required to impose margin requirements on uncleared swap and uncleared security-based swap transactions. These changes with respect to clearing and margin likely will increase a dealer’s costs, and those increased costs are expected to be passed through, at least partially, to market participants, including any fund that uses swaps or security-based swaps.

The Dodd-Frank Act also requires many swaps and security-based swaps that are currently executed on a bilateral basis in the over-the-counter market to be executed through a regulated securities, futures, or swap exchange or execution facility if those transactions are subject to the clearing mandate. Once such requirements become effective, it may be more difficult and costly for the Fund to continue to enter into customized swap or security-based swap transactions on a bilateral basis.

In addition, dealers and major participants in the over-the-counter market are required to register with the SEC and/or CFTC. Registered dealers and major participants are subject to minimum capital and margin requirements, business conduct standards, disclosure requirements, reporting and recordkeeping requirements, position limits, limitations on conflicts of interest, and other regulatory burdens. These requirements may increase the overall costs for dealers and major participants in the over-the-counter market, and such increased costs are likely to be passed through, at least partially, to market participants, including any fund that utilizes these instruments.

The cumulative effects of the Dodd-Frank Act on swap and security-based swap transactions and on participants in the derivatives market remain uncertain.

Time Deposits and Variable Rate Notes. The Fund may invest in fixed time deposits, whether or not subject to withdrawal penalties; however, investment in such deposits which are subject to withdrawal penalties, other than overnight deposits, are subject to the limits on illiquid securities.

The commercial paper obligations which the Fund may buy are unsecured and may include variable rate notes. The nature and terms of a variable rate note (i.e., the “Master Note”) permit the Fund to invest fluctuating amounts at varying rates of interest pursuant to a direct arrangement between the Fund as lender and the issuer as borrower. It permits daily changes in the amounts borrowed. The Fund has the right at any time to increase, up to the full amount stated in the note agreement, or to decrease the amount outstanding under the note. The issuer may prepay at any time and without penalty any part of or the full amount of the note. The note may or may not be backed by one or more bank letters of credit. Because these notes are direct lending arrangements between the Fund and the issuer, it is not generally contemplated that they will be traded; moreover, there is currently no secondary market for them. The Fund has no limitations on the type of issuer from whom these notes will be purchased; however, in connection with such purchase and on an ongoing basis, the Adviser will consider the earning power, cash flow, and other liquidity ratios of the issuer, and its ability to pay principal and interest on demand, including a situation in which all holders of such notes made demand simultaneously.

U.S. Government Securities. The Fund may invest in U.S. government securities, which include direct obligations of the U.S. Treasury (such as Treasury bills, notes or bonds) and obligations issued or guaranteed as to principal and interest (but not as to market value) by the U.S. government, its agencies, or its instrumentalities. U.S. government securities include mortgage-backed securities issued or guaranteed by government agencies or government sponsored enterprises. Other U.S. government securities may be backed by the full faith and credit of the U.S. government or supported primarily or solely by the creditworthiness of the government-related issuer or, in the case of mortgage-backed securities, by pools of assets.

U.S. government securities also include separately traded principal and interest components of securities issued or guaranteed by the U.S. Treasury, which are traded independently under the Separate Trading of Registered Interest and Principal of Securities (“STRIPS”) program. Under the STRIPS program, the principal and interest components are individually numbered and separately issued by the U.S. Treasury.

Recent Events Regarding FNMA and FHLMC Securities. On September 6, 2008, the Federal Housing Finance Agency (“FHFA”) placed FNMA (“FNMA”) and FHLMC (“FHLMC”) into conservatorship. As the conservator, FHFA succeeded to all rights, titles, powers and privileges of FNMA and FHLMC and of any stockholder, officer or director of FNMA and FHLMC with respect to FNMA and FHLMC and the assets of FNMA and FHLMC. FHFA selected a new chief executive officer and chairman of the board of directors for each of FNMA and FHLMC. On September 7, 2008, the U.S. Treasury announced three additional steps taken by it in connection with the conservatorship. First, the U.S. Treasury entered into a Senior Preferred Stock Purchase Agreement with each of FNMA and FHLMC pursuant to which the U.S. Treasury will purchase up to an aggregate of $100 billion of each of FNMA and FHLMC to maintain a positive net worth in each enterprise. This agreement contains various covenants, discussed below, that severely limit each enterprise’s operations. In exchange for entering into these agreements, the U.S. Treasury received $1 billion of each enterprise’s senior preferred stock and warrants to purchase 79.9% of each enterprise’s common stock. Second, the U.S. Treasury announced the creation of a new secured lending facility which is available to each of FNMA and FHLMC as a liquidity backstop. Third, the U.S. Treasury announced the creation of a temporary program to purchase mortgage-backed securities issued by each of FNMA and FHLMC. Both the liquidity backstop and the mortgage-backed securities purchase program expired in December 2009. FNMA and FHLMC are continuing to operate as going concerns while in conservatorship and each remain liable for all of its obligations, including its guaranty obligations, associated with its mortgage-backed securities. The liquidity backstop and the Senior Preferred Stock Purchase Agreement were both intended to enhance each of FNMA’s and FHLMC’s ability to meet its obligations.

Under the Federal Housing Finance Regulatory Reform Act of 2008 (the “Reform Act”), which was included as part of the Housing and Economic Recovery Act of 2008, FHFA, as conservator or receiver, has the power to repudiate any contract entered into by FNMA or FHLMC prior to FHFA’s appointment as conservator or receiver, as applicable, if FHFA determines, in its sole discretion, that performance of the contract is burdensome and that repudiation of the contract promotes the orderly administration of FNMA’s or FHLMC’s affairs.

The Reform Act requires FHFA to exercise its right to repudiate any contract within a reasonable period of time after its appointment as conservator or receiver. FHFA, in its capacity as conservator, has indicated that it has no intention to repudiate the guaranty obligations of FNMA or FHLMC because FHFA views repudiation as incompatible with the goals of the conservatorship. However, in the event that FHFA, as conservator or if it is later appointed as receiver for FNMA or FHLMC, were to repudiate any such guaranty obligation, the conservatorship or receivership estate, as applicable, would be liable for actual direct compensatory damages in accordance with the provisions of the Reform Act. Any such liability could be satisfied only to the extent of FNMA’s or FHLMC’s assets available therefor. In the event of repudiation, the payments of interest to holders of FNMA or FHLMC mortgage-backed securities would be reduced if payments on the mortgage loans represented in the mortgage loan groups related to such mortgage-backed securities are not made by the borrowers or advanced by the servicer. Any actual direct compensatory damages for repudiating these guaranty obligations may not be sufficient to offset any shortfalls experienced by such mortgage-backed security holders. Further, in its capacity as conservator or receiver, FHFA has the right to transfer or sell any asset or liability of FNMA or FHLMC without any approval, assignment or consent. Although FHFA has stated that it has no present intention to do so, if FHFA, as conservator or receiver, were to transfer any such guaranty obligation to another party, holders of FNMA or FHLMC mortgage-backed securities would have to rely on that party for satisfaction of the guaranty obligation and would be exposed to the credit risk of that party.

The conditions attached to the financial contribution made by the Treasury to FHLMC and FNMA and the issuance of senior preferred stock place significant restrictions on the activities of FHLMC and FNMA. FHLMC and FNMA must obtain the consent of the Treasury to, among other things, (i) make any payment to purchase or redeem its capital stock or pay any dividend other than in respect of the senior preferred stock, (ii) issue capital stock of any kind, (iii) terminate the conservatorship of the FHFA except in connection with a receivership, or (iv) increase its debt beyond certain specified levels. In addition, significant restrictions are placed on the maximum size of each of FHLMC’s and FNMA’s respective portfolios of mortgages and mortgage-backed securities, and the purchase agreements entered into by FHLMC and FNMA provide that the maximum size of their portfolios of these assets must decrease by a specified percentage each year. The future status and role of FHLMC and FNMA could be impacted by (among other things) the actions taken and restrictions placed on FHLMC and FNMA by the FHFA in its role as conservator, the restrictions placed on FHLMC’s and FNMA’s operations and activities as a result of the senior preferred stock investment made by the U.S. Treasury, market responses to developments at FHLMC and Fannie Mac, and future legislative and regulatory action that alters the operations, ownership, structure and/or mission of these institutions, each of which may, in turn, impact the value of, and cash flows on, any mortgage-backed securities guaranteed by FHLMC and FNMA, including any such mortgage-backed securities held by the Fund.

Treasury inflation-indexed securities (“TIIS”) are Treasury bonds on which the principal value is adjusted daily in accordance with changes in the Consumer Price Index. Interest on TIIS is payable semi-annually on the adjusted principal value. The principal value of TIIS would decline during periods of deflation, but the principal amount payable at maturity would not be less than the original par amount. If inflation is lower than expected while the Fund holds TIIS, the Fund may earn less on the TIIS than it would on conventional Treasury bonds. Any increase in the principal value of TIIS is taxable in the year the increase occurs, even though holders do not receive cash representing the increase at that time. See “Taxation — Taxation of Fund Operations” below.

Warrants. The Fund may invest in warrants and similar securities. Warrants are securities permitting, but not obligating, holders to subscribe for other securities. Warrants do not carry with them the right to dividends or voting rights with respect to the securities that they entitle their holder to purchase, and they do not represent any rights in the assets of the issuer. As a result, warrants may be considered more speculative than certain other types of investments. In addition, the value of a warrant does not necessarily change with the value of the underlying securities, and a warrant ceases to have value if it is not exercised prior to its expiration date.

Zero-Coupon Bonds. The Fund may invest in zero-coupon bonds. Zero-coupon bonds are issued at a significant discount from their principal amount “original issue discount” or “OID” and pay interest only at maturity rather than at intervals during the life of the security. The value of zero-coupon bonds is subject to greater fluctuation in response to changes in market interest rates than bonds that pay interest in cash currently. Zero-coupon bonds allow an issuer to avoid the need to generate cash to meet current interest payments. Accordingly, such bonds may involve greater credit risks than bonds paying interest currently. Even though such bonds do not pay current interest in cash, the Fund is nonetheless required to accrue as interest income each year a portion of the OID on such investments and to distribute such accrued amounts at least annually to its shareholders. See “Taxation — Taxation of Fund Operations” below. Thus, the Fund could be required, at times, to liquidate other investments in order to satisfy its distribution requirements.

Portfolio Turnover. The length of time the Fund has held a particular security is not generally a consideration in investment decisions. A change in the securities held by the Fund is known as “portfolio turnover.” High portfolio turnover may result from the strategies of the Adviser or when the Adviser is replaced, necessitating changes in the portfolio it manages. Portfolio turnover may vary significantly from year to year due to a variety of factors, including a fluctuating volume of shareholder purchase and redemption orders, market conditions, changes in the Adviser’s investment outlook or changes in the Adviser(s) managing the Fund. A high turnover rate (100% or more) increases transaction costs, e.g., brokerage commissions which must be borne by the Fund and its shareholders and increases realized gains and losses. The Fund’s annual portfolio turnover rate will not be a factor preventing a sale or purchase when the Adviser believes investment considerations warrant such sale or purchase. Portfolio turnover may also vary greatly within a particular year. The sale of the Fund’s securities may result in the recognition of capital gain or loss. Given the frequency of sales, any such net gain may be short term capital gain, the distribution of which to the Fund’s shareholders would, unlike long term capital gain, be taxable as ordinary income.

The portfolio turnover rate of the Fund cannot be accurately predicted. Nevertheless, the annual portfolio turnover rate of the Fund is expected to exceed 100%. A 100% portfolio turnover rate would occur, for example, if all the securities in the Fund’s investment portfolio were replaced once in a period of one year. Portfolio turnover may vary from year to year. For the fiscal years ended October 31, 2012 and 2013, the turnover rates were 202 and 197%, respectively.

Risks Associated With Recent Economic Events

The U.S. credit markets have been experiencing extreme volatility and disruption for more than five years. Instability in the credit markets has made it more difficult for a number of issuers of debt securities to obtain financing or refinancing for their investment or lending activities or operations. In particular, because of volatile conditions in the credit markets, issuers of debt securities may be subject to increased cost for debt, tightening underwriting standards and reduced liquidity for loans they make, securities they purchase and securities they issue. These developments may increase the volatility of the value of securities owned by the Fund. These developments may also make it more difficult for the Fund to accurately value its securities or to sell its securities on a timely basis. These developments may also adversely affect the broader economy, which in turn may adversely affect the ability of issuers of securities owned by the Fund to make payments of principal and interest when due, lead to lower credit ratings of issuers and increased defaults by issuers. Such developments could, in turn, reduce the value of securities owned by the Fund and adversely affect the net asset value (“NAV”) of its shares.

The Dodd-Frank Act significantly revises and expands the rulemaking, supervisory and enforcement authority of federal bank, securities and commodities regulators. It is unclear how these regulators will exercise these revised and expanded powers and whether they will undertake rulemaking, supervisory or enforcement actions that would adversely affect the Fund or investments made by the Fund. Possible regulatory actions taken under these revised and expanded powers may include actions related to financial consumer protection, proprietary trading and derivatives. There is a risk that new and additional government regulation authorized by the Dodd-Frank Act could result in higher Fund costs and expenses. Legislators and regulators in the United States are currently considering a wide range of proposals in addition to the Dodd-Frank Act that, if enacted, could result in major changes to the way banking operations are regulated. In addition, the recent European debt crisis and related financial restructuring efforts have contributed to the instability in global credit markets. The strength and duration of any economic recovery will be impacted by the European debt crisis and the reaction to any efforts to address the crisis.

Government Intervention In Financial Markets Risk

The recent instability in the financial markets has led the U.S. government and foreign governments to take a number of unprecedented actions designed to support certain financial institutions and segments of the financial markets that have experienced extreme volatility, and in some cases a lack of liquidity. U.S. federal and state governments and foreign governments, their regulatory agencies or self regulatory organizations may take additional actions that affect the regulation of the securities in which the Fund invests, or the issuers of such securities, in ways that are unforeseeable. Issuers of corporate securities might seek protection under the bankruptcy laws. Legislation or regulation may also change the way in which the Fund itself is regulated. Such legislation or regulation could limit or preclude the Fund’s ability to achieve its investment objective.

Market Disruption and Geopolitical Risk

The terrorist attacks on domestic U.S. targets on September 11, 2001, the wars in Iraq and Afghanistan, instability in the Middle East, and other geopolitical events have led to, and may in the future lead to, increased short term market volatility and may have long term effects on U.S. and world economies and markets. The nature, scope and duration of the wars and occupations cannot be predicted with any certainty. Similar events in the future or other disruptions of financial markets could affect interest rates, securities exchanges, credit risk, inflation, and other factors relating to the Fund.

INVESTMENT RESTRICTIONS

Fundamental Restrictions

The Fund has adopted certain investment restrictions that are fundamental and may not be changed without approval by a “majority” vote of the Fund’s shareholders. Such majority is defined in the 1940 Act as the lesser of: (i) 67% or more of the voting securities of the Fund present in person or by proxy at a meeting, if the holders of more than 50% of the outstanding voting securities are present or represented by proxy; or (ii) more than 50% of the outstanding voting securities of the Fund. Set forth below are each of the Fundamental restrictions adopted by the Fund.

The Fund will not:

1.	Issue senior securities or borrow money or pledge its assets, except as permitted by the 1940 Act and the rules and regulations promulgated thereunder, as each may be amended from time to time except to the extent that the Fund may be permitted to do so by exemptive order, SEC release, no-action letter or similar relief or interpretations (collectively, the “1940 Act Laws, Interpretations and Exemptions”). For purposes of this restriction, the purchase or sale of securities on a when-issued or delayed delivery basis, reverse repurchase agreements, dollar rolls, short sales, derivative and hedging transactions such as interest rate swap transactions, and collateral arrangements with respect thereto, and obligations of the Fund to Directors pursuant to deferred compensation arrangements are not deemed to be a pledge of assets or the issuance of a senior security.

2.	Buy or sell real estate, except that investment in securities of issuers that invest in real estate and investments in mortgage-backed securities, mortgage participations or other instruments supported or secured by interests in real estate are not subject to this limitation, and except that the Fund may exercise rights relating to such securities, including the right to enforce security interests and to hold real estate acquired by reason of such enforcement until that real estate can be liquidated in an orderly manner.

3.	Buy or sell physical commodities or contracts involving physical commodities. In accordance with the Fund’s investment strategies as reflected in its Prospectuses and SAI, the Fund may purchase and sell (i) derivative, hedging, and similar instruments such as financial futures contracts and options thereon, and (ii) securities or instruments backed by, or the return from which is linked to, physical commodities or currencies, such as forward currency exchange contracts, and the Fund may exercise rights relating to such instruments, including the right to enforce security interests and to hold physical commodities and contracts involving physical commodities acquired as a result of the Fund’s ownership of instruments supported or secured thereby until they can be liquidated in an orderly manner.

4.	Purchase any security if, as a result 25% or more of the Fund’s total assets would be invested in the securities of issuers having their principal business activities in the same industry, except for temporary defensive purposes, and except that this limitation does not apply to securities issued or guaranteed by the U.S. government, its agencies, or instrumentalities.

5.	Act as underwriter except to the extent that, in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under certain federal securities laws.

6.	Make loans, except as permitted by the 1940 Act Laws, Interpretations and Exemptions. The acquisition of bonds, debentures, other debt securities or instruments, repurchase agreements, or participations or other interests therein and investments in government obligations, commercial paper, certificates of deposit, bankers’ acceptances, or instruments similar to any of the foregoing will not be considered the making of a loan, and is permitted if consistent with the Fund’s investment objective.

For purposes of Investment Restriction 4, the Fund relies on Bloomberg Economic Sectors Classification System in determining industry classification. The Fund’s reliance on this classification system is not a fundamental policy of the Fund and, therefore, can be changed without shareholder approval.

Whenever any fundamental investment policy or investment restriction states a maximum percentage of the Fund’s assets, it is intended that, if the percentage limitation is met at the time the investment is made, a later change in percentage resulting from changing total asset values will not be considered a violation of such policy. However, if the Fund’s asset coverage for borrowings permitted by Investment Restriction 1 falls below 300%, the Fund will take prompt action to reduce its borrowings, as required by the 1940 Act Laws, Interpretations and Exemptions.

Non-Fundamental Restrictions

The following investment restrictions apply generally to the Fund, unless otherwise indicated but are non-fundamental. They may be changed for the Fund by the Board and without a vote of the Fund’s shareholders.

The Fund may not:

1.	Purchase securities of other investment companies, except to the extent permitted by the 1940 Act and the rules and orders thereunder and except that this limitation does not apply to securities received or acquired as dividends, through offers of exchange, or as a result of reorganization, consolidation, or merger.

2.	Invest in securities which are subject to legal or contractual restrictions on resale or are otherwise not readily salable, if at the time of acquisition more than 15% of the Fund’s assets would be invested in such securities.

PORTFOLIO HOLDINGS INFORMATION

Employees of the Adviser and its affiliates will often have access to information concerning the portfolio holdings of the Fund. The Corporation and the Adviser have adopted policies and procedures that require all employees to safeguard proprietary information of the Fund, which includes information relating to the Fund’s portfolio holdings as well as portfolio trading activity of the Adviser with respect to the Fund (collectively, “Portfolio Holdings Information”). In addition, the Corporation and the Adviser have adopted policies and procedures providing that Portfolio Holdings Information may not be disclosed except to the extent that it is (a) made available to the general public by posting on the Fund’s website or filed as part of a required filing on Form N-Q or N-CSR, or (b) provided to a third party for legitimate business purposes or regulatory purposes, that has agreed to keep such data confidential under terms approved by the Adviser’s legal department or outside counsel, as described below. The Adviser will examine each situation under (b) with a view to determine that release of the information is in the best interest of the Fund and its shareholders and, if a potential conflict between the Adviser’s interests and the Fund’s interests arises, to have such conflict resolved by the Chief Compliance Officer of the Corporation or those Directors who are not considered to be “interested persons” of the Corporation, as defined in the 1940 Act (the “Independent Directors”). These policies further provide that no officer of the Corporation or employee of the Adviser shall communicate with the media about the Fund without obtaining the advance consent of the Chief Executive Officer, Chief Operating Officer, or General Counsel of the Adviser.

Under the foregoing policies, the Fund may disclose Portfolio Holdings Information in the circumstances outlined below. Disclosure generally may be either on a monthly or quarterly basis with no time lag in some cases and with a time lag of up to sixty days in other cases (with the exception of proxy voting services which require a regular download of data):

1.	To regulatory authorities in response to requests for such information and with the approval of the Chief Compliance Officer of the Corporation;

2.	To mutual fund rating and statistical agencies and to persons performing similar functions where there is a legitimate business purpose for such disclosure and such entity has agreed to keep such data confidential until at least it has been made public by the Adviser;

3.	To service providers of the Fund, as necessary for the performance of their services to the Fund and to the Board, where such entity has agreed to keep such data confidential at least until it has been made public by the Adviser. The Fund’s current service providers that may receive such information are its administrator, sub-administrator, custodian, independent registered public accounting firm, legal counsel, and financial printers;

4.	To firms providing proxy voting and other proxy services provided such entity has agreed to keep such data confidential until at least it has been made public by the Adviser;

5.	To certain broker-dealers, investment advisers, and other financial intermediaries for purposes of their performing due diligence on the Fund and not for dissemination of this information to their clients or use of this information to conduct trading for their clients. Disclosure of Portfolio Holdings Information in these circumstances requires the broker-dealer, investment adviser, or financial intermediary to agree to keep such information confidential at least until it has been made public by the Adviser and is further subject to prior approval of the Chief Compliance Officer of the Corporation and shall be reported to the Board at the next quarterly meeting; and

6.	To consultants for purposes of performing analysis of the Fund, which analysis may be used by the consultant with its clients or disseminated to the public, provided that such entity shall have agreed to keep such information confidential until at least it has been made public by the Adviser.

As of the date of this SAI, the Fund makes information about its portfolio securities available to its administrator, sub-administrator, custodian and proxy voting service on a daily basis, with no time lag, to its typesetter on a quarterly basis with a ten day time lag, to its financial printers on a quarterly basis with a forty-five day time lag, and to its independent registered public accounting firm and legal counsel on an as needed basis with no time lag. The names of the Fund’s administrator, sub-administrator, custodian, independent registered public accounting firm and legal counsel are set forth in this SAI. The Fund’s proxy voting service is Broadridge Financial Solutions, Inc. R.R. Donnelly and Data Communiqué provide typesetting services for the Fund, and the Fund selects from a number of financial printers who have agreed to keep such information confidential at least until it has been made public by the Adviser.

Other than these arrangements with the Fund’s service providers and proxy voting service, the Fund has no ongoing arrangements to make available information about the Fund’s portfolio securities prior to such information being disclosed in a publicly available filing with the SEC that is required to include the information.

Disclosures made pursuant to a confidentiality agreement are subject to periodic confirmation by the Chief Compliance Officer of the Corporation that the recipient has utilized such information solely in accordance with the terms of the agreement. Neither the Corporation, nor the Adviser, nor any of the Adviser’s affiliates will accept on behalf of itself, its affiliates, or the Corporation any compensation or other consideration in connection with the disclosure of portfolio holdings of the Fund. The Board will review such arrangements annually with the Corporation’s Chief Compliance Officer.

DIRECTORS AND OFFICERS

The Board has the responsibility for the overall management of the Corporation and the Fund, including general supervision and review of the Fund’s investment activities and their conformity with Maryland law and the stated policies of the Fund. The Board elects the officers of the Corporation who are responsible for administering the Corporation’s day-to-day operations. The Directors and officers of the Corporation, together with information as to their principal business occupations during the last five years, and other information are shown below.

The Directors

Name, Address* and Age	Positions Held With the Corporation	Term of Office† and Length of Time Served	Principal Occupation(s) Past Five Years	Number of Portfolios in Fund Complex†† Overseen by Director	Other Directorships Held by Director During Past Five Years
Interested Director
Regina M. Pitaro** Age: 58	Director	Since 2008	Managing Director of GAMCO Asset Management, Inc.	1	None

Independent Directors***

Name, Address* and Age	Positions Held With the Corporation	Term of Office† and Length of Time Served	Principal Occupations Past Five Years	Number of Portfolios in Fund Complex†† Overseen by Director	Other Directorships Held by Director During Past Five Years
Anthony J. Colavita, Esq. Age: 78	Director	Since 2008	President of the law firm of Anthony J. Colavita, P.C.	36	None

James P. Conn Age: 76	Director	Since 2008	Former Managing Director and Chief Investment Officer of Financial Security Assurance Holdings, Ltd. (1992-1998)	20	None

Vincent D. Enright Age: 70	Director	Since 2008	Former Senior Vice President and Chief Financial Officer of KeySpan Corp. (1994-1998)	17	Director of Echo Therapeutics, Inc.(therapeutics and diagnostics); Director of The LGL Group, Inc. (diversified manufacturing)

Arthur V. Ferrara Age: 83	Director	Since 2008	Former Chairman of the Board and Chief Executive Officer of The Guardian Life Insurance Company of America (1993-1995)	8	None

Kuni Nakamura Age: 45	Director	Since 2008	President of Advanced Polymer, Inc. (chemical wholesale company)	13	None

Salvatore J. Zizza Age: 68	Director	Since 2008	Chairman of Zizza & Associates Corp. (financial consulting); Chairman of Metropolitan Paper Recycling Inc. (recycling) (since 2005); Chairman of Harbor BioSciences, Inc. (biotechnology) (since 1999)	30	Director and Vice Chairman of Trans-Lux Corporation (business services); Director and Chairman of Harbor Diversified Inc. (pharmaceutical); Chairman of Bion Environmental Technologies (technology); Director, Chairman, and CEO of General Employment Enterprises (staffing services) (2009-2012)

*	Correspondence intended for each Director may be sent to One Corporate Center, Rye, New York 10580-1422.
**	Affiliated with the Fund’s Adviser.
***	Directors who are not “interested persons” of the Corporation (as that term is defined in the 1940 Act).
†	Each Director serves until his or her resignation or retirement.

††	The Fund complex consists of funds advised by Gabelli Funds and its affiliates.

The Corporation’s Officers

No officer of the Corporation receives any compensation paid by the Corporation. Each officer of the Corporation is an employee of the Adviser or an affiliate thereof. The Corporation’s principal officers are:

Name, Address* and Age	Positions Held With the Corporation	Term of Office** and Length of Time Served	Principal Occupations Past Five Years

Bruce N. Alpert Age: 62	President	Since 2008	Executive Vice President and Chief Operating Officer of Gabelli Funds, LLC since 1988; Officer of registered investment companies in the Gabelli/GAMCO Fund Complex; Senior Vice President of GAMCO Investors, Inc. since 2008; Director of Teton Advisors, Inc. 1998-2012; Chairman of Teton Advisors, Inc., 2008—2010; President of Teton Advisors, Inc. 1998 – 2008

Andrea R. Mango Age: 41	Secretary	Since November 2013	Counsel of Gabelli Funds, LLC; Corporate Vice President within the Corporate Compliance Department of New York Life Insurance Company 2011-2013; Vice President and Counsel of Deutsche Bank 2006-2011

Agnes Mullady Age: 55	Treasurer	Since 2008	President and Chief Operating Officer of the Open-End Fund Division of Gabelli Funds, LLC since 2010; Senior Vice President of GAMCO Investors, Inc. since 2009; Vice President of Gabelli Funds, LLC since 2007; Officer of all of the registered investment companies in the Gabelli/GAMCO Fund Complex

Richard J. Walz Age: 54	Chief Compliance Officer	Since November 2013	Chief Compliance Officer of all of the registered investment companies in the Gabelli/GAMCO Funds Complex; Chief Compliance Officer of AEGON USA Investment Management 2011-2013; Chief Compliance Officer of Cutwater Asset Management 2004-2011

*	The address for each officer is One Corporate Center, Rye, New York 10580-1422.
**	Each officer is elected on an annual basis.

The Board believes that each Director’s experience, qualifications, attributes or skills on an individual basis and in combination with those of other Directors lead to the conclusion that each Director should serve in such capacity. Among the attributes or skills common to all Directors are their ability to review critically and to evaluate, question and discuss information provided to them, to interact effectively with the other Directors, the Adviser, the sub-administrator, other service providers, counsel and the Funds’ independent registered public accounting firm, and to exercise effective and independent business judgment in the performance of their duties as Directors. Each Director’s ability to perform his duties effectively has been attained in large part through the Director’s business, consulting or public service positions and through experience from service as a member of the Board and one or more of the other funds in the Gabelli/GAMCO Funds Complex (the “Fund Complex”), public companies, or non-profit entities or other organizations as set forth above and below. Each Director’s ability to perform his duties effectively also has been enhanced by his education, professional training and other life experiences.

Anthony J. Colavita, Esq. Mr. Colavita is a practicing attorney with over fifty years of experience, including the field of business and financial law. He is the Chairman of the Fund’s Nominating Committee. Mr. Colavita also serves on comparable or other board committees with respect to other funds in the Fund Complex on whose boards he sits. He served as a Commissioner of the New York State Thruway Authority and as a Commissioner of the New York State Bridge Authority, where his duties included reviewing financial documents of these agencies. He served for eleven years as the elected Supervisor of the Town of Eastchester, New York, responsible for ten annual municipal budgets of approximately eight million dollars each. Mr. Colavita also served as Special Counsel to the New York State Assembly for five years and as a Senior Attorney with the New York State Insurance Department. He is the former Chairman of the New York State Republican Party, the Westchester County Republican Party, and the Eastchester Republican Town Committee. Mr. Colavita received his Bachelor of Arts from Fairfield University and his Juris Doctor from Fordham University School of Law. Mr. Colavita’s education, professional training and experience, and other life experiences, including but not limited to his experience as an attorney, service on the boards of other funds within the Fund Complex, public service background in state and local government, including several senior legal and other managerial positions, make him highly qualified to serve as a Director of the Fund.

James P. Conn. Mr. Conn is the Chairman of the Fund’s Audit Committee and ad hoc Proxy Voting Committee and a member of the Fund’s Nominating Committee. He also serves on comparable or other board committees for other funds in the Fund Complex on whose boards he sits. He was a senior business executive of an insurance holding company for much of his career, including service as Chief Investment Officer, and has been a director of several public companies in banking and other industries, for some of which he was lead Director and/or Chair of various committees. Mr. Conn received his Bachelor of Science in Business Administration from Santa Clara University. Mr. Conn’s education, professional training and experience, and other life experiences, including but not limited to his experience as a senior business executive in the banking industry, experience as a Chief Investment Officer, and service on the boards of other funds and committees within the Fund Complex, make him highly qualified to serve as a Director of the Fund.

Vincent D. Enright. Mr. Enright was a senior executive and Chief Financial Officer (“CFO”) of an energy public utility for four years. In accordance with his experience as a CFO, he is a member of the Fund’s Audit Committee. Mr. Enright is also a member of the Fund’s ad hoc Proxy Voting Committee, and a member of both multi-fund ad hoc Compensation Committees (described below under “Directors — Leadership Structure and Oversight Responsibilities”) and serves on comparable or other board committees with respect to other funds in the Fund Complex on whose boards he sits. Mr. Enright is also a Director of a therapeutic and diagnostic company and serves as Chairman of its compensation committee and as Chairman of its audit committee. He is a former Director of a pharmaceutical company. Mr. Enright received his Bachelor of Science from Fordham University and completed the Advanced Management Program at Harvard University. Mr. Enright’s education, professional training, and experience, and other life experiences, including but not limited to his experience as a senior executive and CFO of an energy company, his service as a director for other corporations, and service on the boards of other funds and committees within the Fund Complex, make him highly qualified to serve as a Director of the Fund.

Arthur V. Ferrara. Mr. Ferrara is the former Chairman of the Board and Chief Executive Officer of The Guardian Life Insurance Company of America and formerly served on the boards of The Guardian Insurance and Annuity Company and funds managed by Guardian Investor Services Corporation. He also is a former Chairman of the Life Insurance Council of New York Inc. Mr. Ferrara is a member of the Fund’s Nominating Committee. He also serves on comparable or other board committees with respect to other funds in the Fund Complex on whose boards he sits. Mr. Ferrara received his Bachelor of Science in Business Administration from the College of Holy Cross. Mr. Ferrara’s education, professional training, and experience, and other life experiences, including but not limited to his experience as a senior executive and CEO of a life insurance company, his service as a director on the boards of other funds and committees within the Fund Complex, make him highly qualified to serve as a Director of the Fund.

Kuni Nakamura. Mr. Nakamura is the President and sole shareholder of a chemical wholesale company. Mr. Nakamura also serves on the boards of other funds in the Fund Complex. Additionally, he is the sole shareholder of a real estate holding company and a member of both a boat holding company and a chemical wholesale company. Mr. Nakamura was previously a Board member of The LGL Group. Mr. Nakamura serves on the Board of Trustees of Mercy College in Dobbs Ferry, NY. Mr. Nakamura has been involved in various organizations for underprivileged children, such as Big Brothers-Big Sisters, the Fresh Air Fund and Andrus Dyckman Children’s Home. He is also involved in various capacities with The University of Pennsylvania and The Japan Society. Mr. Nakamura is a graduate of the University of Pennsylvania – The Wharton School with a Bachelor’s degree in Economics and Multinational Management. Mr. Nakamura’s education, professional training, and experience, and other life experiences, including but not limited to his experience as President of a company, make him highly qualified to serve as a Director of the Fund.

Regina M. Pitaro. Ms. Pitaro joined G.research, Inc. (“G.research”) in 1984. Previously, she was an investment analyst and worked in Institutional Sales for Lehman Brothers, Kuhn Loeb Inc. At G.research, she works in institutional sales. Ms. Pitaro has a B.S. in Anthropology from Fordham University and an M.A. in Anthropology from Loyola University in Chicago. She also earned an M.B.A. in Finance at the Columbia University Graduate School of Business. Ms. Pitaro is a Trustee of Fordham University and a Director of the Futures in Education Endowment Fund and the Futures in Education Foundation. Ms. Pitaro is the author of a book on Mergers and Acquisitions entitled “Deals…Deals…And More Deals.” Ms. Pitaro is married to Mario J. Gabelli. Ms. Pitaro’s education, professional training, and experience, and other life experiences make her highly qualified to serve as a Director of the Fund.

Salvatore J. Zizza. Mr. Zizza is the Chairman of a financial consulting firm. He also serves as Chairman to other companies involved in manufacturing, recycling, and pharmaceuticals. Mr. Zizza serves as Lead Independent Director of the Fund. He is a member of the Fund’s Audit Committee and ad hoc Proxy Voting Committee, and both multi-fund ad hoc Compensation Committees. In addition, he serves on comparable or other board committees, including as lead independent director, with respect to other funds in the Fund Complex on whose boards he sits. In addition to serving on the boards of other funds within the Fund Complex, he is currently a director or three other public companies and has previously served on the boards of several other public companies. He served as the Chief Executive of a large construction company which was a NYSE-listed company. Mr. Zizza received his Bachelor of Arts and his Master of Business Administration in Finance from St. John’s University, which also has awarded him an Honorary Doctorate in Commercial Sciences. Mr. Zizza’s education, professional training and experience, and other life experiences, including but not limited to his service as director and executive officer of other public companies and his service on the boards of other funds and committees within the Fund Complex, make him highly qualified to serve as a Director of the Fund.

Directors — Leadership Structure and Oversight Responsibilities

Overall responsibility for general oversight of the Funds rests with the Board. The Board has appointed Mr. Zizza as the Lead Independent Director. The Lead Independent Director presides over executive sessions of the Directors and also serves between meetings of the Board as a liaison with service providers, officers, counsel and other Directors on a wide variety of matters including scheduling agenda items for Board meetings. Designation as such does not impose on the Lead Independent Director any obligations or standards greater than or different from other Directors. The Board has established a Nominating Committee and an Audit Committee to assist the Board in the oversight of the management and affairs of the Funds. The Board also has an ad hoc Proxy Voting Committee. Under certain circumstances and pursuant to specific procedures and guidelines, the ad hoc Proxy Voting Committee will, in place of the Fund’s Adviser, exercise complete control and discretion over the exercise of all rights to vote or consent with respect to certain securities owned by the Funds. The ad hoc Proxy Voting Committee meets periodically on an as-needed basis to consider such matters. Each of the Nominating, Audit, and ad hoc Proxy Voting Committees are entirely comprised of Independent Directors. From time to time the Board establishes additional committees or informal working groups, to deal with specific matters or assigns one of its members to work with trustees or directors of other funds in the Gabelli/GAMCO Funds Complex on special committees or working groups that deal with complex-wide matters, such as the multi-fund ad hoc Compensation Committees relating to compensation of the Chief Compliance Officer for all the funds in the Gabelli/GAMCO Funds Complex. (The Fund Complex also has a separate multi-fund Compensation Committee relating to certain officers of the closed-end funds in the Gabelli/GAMCO Funds Complex, and some of the Funds’ Directors may from time to time also serve on this separate committee.)

All of the Fund’s Directors, except Ms. Pitaro are Independent Directors, and the Board believes they are able to provide effective oversight of the Funds’ service providers. In addition to providing feedback and direction during Board meetings, the Directors meet regularly in executive session and chair all committees of the Board.

The Funds’ operations entail a variety of risks, including investment, administration, valuation and a range of compliance matters. Although the Adviser, the sub-administrator and the officers of the Funds are responsible for managing these risks on a day-to-day basis within the framework of their established risk management functions, the Board also addresses risk management of the Funds through its meetings and those of the committees and working groups. In particular, as part of its general oversight, the Board reviews with the Adviser at Board meetings the levels and types of risks being undertaken by the Funds, and the Audit Committee discusses the Funds’ risk management and controls with the independent registered public accounting firm engaged by the Funds. The Board reviews valuation policies and procedures and the valuations of specific illiquid securities. The Board also receives periodic reports from the Funds’ Chief Compliance Officer regarding compliance matters relating to the Funds and its major service providers, including results of the implementation and testing of the Funds’ and such providers’ compliance programs. The Board’s oversight function is facilitated by management reporting processes that are designed to provide information to the Board about the identification, assessment and management of critical risks and the controls and policies and procedures used to mitigate those risks. The Board reviews its role in supervising the Funds’ risk management from time to time and may make changes in its discretion at any time.

The Board has determined that its leadership structure is appropriate for the Funds because it enables the Board to exercise informed and independent judgment over matters under its purview, allocates responsibility among committees in a manner that fosters effective oversight and allows the Board to devote appropriate resources to specific issues in a flexible manner as they arise. The Board periodically reviews its leadership structure as well as its overall structure, composition and functioning and may make changes in its discretion at any time.

Committees of the Board

The Board has established two standing committees in connection with its governance of the Fund: Audit and Nominating Committees, and has also established an ad hoc Proxy Voting Committee. The Corporation does not have a standing Compensation Committee (although some of the individuals who are Directors of the Company participate in multi-fund ad hoc Compensation Committees described above).

The Corporation’s Audit Committee consists of three members: James P. Conn (chairman), Vincent D. Enright, and Salvatore J. Zizza, who are not “interested persons” of the Fund as defined in the 1940 Act. The Audit Committee operates pursuant to a Charter that was most recently reviewed and approved by the Board on November 20, 2013. As set forth in the Charter, the function of the Audit Committee is oversight; it is management’s responsibility to maintain appropriate systems for accounting and internal control and it is the independent registered public accounting firm’s responsibility to plan and carry out an audit. The Audit Committee is generally responsible for reviewing and evaluating issues related to the accounting and financial reporting policies and practices of the Fund, its internal controls, and as appropriate, the internal controls of certain service providers, overseeing the quality and objectivity of the Fund’s financial statements and the audit thereof and to act as a liaison between the Board and the Corporation’s independent registered public accounting firm. During the fiscal year ended October 31, 2013, the Audit Committee met twice.

The Corporation’s Nominating Committee consists of three members: Anthony J. Colavita (chairman), James P. Conn, and Arthur V. Ferrara, who are not “interested persons” of the Fund as defined in the 1940 Act. The Nominating Committee is responsible for selecting and recommending qualified candidates to the full Board in the event that a position is vacated or created. The Nominating Committee would consider, under procedures adopted by the Board, recommendations by shareholders if a vacancy were to exist. Such recommendations should be forwarded to the Secretary of the Corporation. During the fiscal year ended October 31, 2013, the Nominating Committee did not meet.

The Corporation’s ad hoc Proxy Voting Committee consists of three members: James P. Conn (chairman), Vincent D. Enright, and Salvatore J. Zizza, who are not “interested persons” as defined in the 1940 Act. Under certain circumstances and pursuant to specific procedures and guidelines, the ad hoc Proxy Voting Committee will, in place of the Adviser, exercise complete control and discretion over the exercise of all rights to vote or consent with respect to certain securities owned by the Fund and may also determine to exercise complete control and discretion over the disposition of such securities. The ad hoc Proxy Voting Committee meets periodically on an as needed basis to consider such matters and did not meet during the fiscal year ended October 31, 2013.

Compensation of the Independent Directors

Each Independent Director receives an annual fee of $6,000 plus an additional $1,000 for each Board Meeting attended. Directors are also reimbursed by the Corporation for travel and other out-of-pocket expenses, associated with attending Board or Committee meetings. The Corporation also pays each Independent Director serving as a member of the Audit, Nominating, and ad hoc Proxy Voting Committees a fee of $500 per committee meeting and the Chairman of the Audit Committee receives a fee of $1,500 annually and the Chairmen of the Nominating Committee and the ad hoc Proxy Voting Committee each receive a fee of $1,000 annually. The Board’s Lead Independent Director receives an additional annual fee of $2,000. The Interested Director of the Corporation does not receive any compensation from the Corporation. Additionally, Directors of the Corporation who are employed by the Adviser or an affiliated company receive no compensation or expense reimbursement from the Corporation.

Director Compensation Table

Aggregate Compensation from the Registrant

(Fiscal Year)

Director	Aggregate Compensation from Corporation	Total Compensation from Fund and Fund Complex Paid to Directors*
Regina M. Pitaro	$0	$0	(1)
Anthony J. Colavita, Esq.	$11,000	$399,500	(36)
James P. Conn	$13,500	$225,500	(20)
Vincent D. Enright	$11,000	$206,000	(17)
Arthur V. Ferrara	$10,000	$63,500	(8)
Kuni Nakamura	$10,000	$146,000	(13)
Salvatore J. Zizza	$13,000	$324,500	(30)

*	Represents the total compensation paid to such persons during the calendar year ended December 31, 2013. The parenthetical number represents the number of investment companies (including the Fund) or portfolios thereof from which such person receives compensation and which are considered part of the same “fund complex” as the Fund because they have common or affiliated investment advisers. The Directors do not receive any pension or retirement benefits from the Fund.

As of December 31, 2013, no Independent Director or members of his or her immediate family beneficially owned securities representing interests in the Adviser or Distributor of the Corporation, or any person controlling, controlled by or under common control with such persons. For this purpose, “immediate family member” includes the Director’s spouse, children residing in the Director’s household and dependents of the Director.

Director Ownership of Fund Shares

The following table sets forth information describing the dollar range of equity securities beneficially owned by each Director in the Fund and in all funds in the aggregate within the same fund family overseen by the Director as of December 31, 2013.

Name of Director	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in All Funds Overseen by Director in Family of Investment Companies*
Interested Director
Regina M. Pitaro	$0 - $10,000	Over $100,000
Independent Director
Anthony J. Colavita, Esq.	None	Over $100,000
James P. Conn	None	Over $100,000
Vincent D. Enright	None	Over $100,000
Arthur V. Ferrara	None	Over $100,000
Kuni Nakamura	$10,001 - $50,000	Over $100,000
Salvatore J. Zizza	None	Over $100,000

*	This column reflects information regarding ownership of equity securities issued by funds in the Fund complex.

Set forth in the table below is the amount of interests beneficially owned, as of December 31, 2013, by certain Independent Directors or their immediate family members, as applicable, in a holding that may be deemed to be controlled by Mario J. Gabelli and/or affiliates and in that event would be deemed to be under common control with the Fund’s Adviser.

Name of Independent Director	Name of Owner and Relationships to Director	Company	Title of Class	Value of Interests	Percent of Class
Anthony J. Colavita	Same	The LGL Group, Inc.	Common Stock	$7,550.54	*
Kuni Nakamura	Same	The LGL Group, Inc.	Common Stock	$10,086.16	*

*	An asterisk indicates that the ownership amount constitutes less than 1% of the total interests outstanding.

Code of Ethics

The Fund, its Adviser, and Distributor have adopted a code of ethics (the “Code of Ethics”) under Rule 17j-1 of the 1940 Act. The Code of Ethics permits personnel, subject to the Code of Ethics and its restrictive provisions, to invest in securities, including securities that may be purchased or held by the Fund.

Proxy Voting Policies

The Fund has delegated the voting of portfolio securities to the Adviser. The Adviser has adopted proxy voting policies and procedures (the “Proxy Voting Policy”) for the voting of proxies on behalf of client accounts for which the Adviser has voting discretion, including the Fund. Under the Proxy Voting Policy, portfolio securities held by the Fund are to be voted in the best interests of the Fund.

Normally, the Adviser exercises proxy voting discretion on particular types of proposals in accordance with guidelines (the “Proxy Guidelines”) set forth in the Proxy Voting Policy. The Proxy Guidelines address, for example, proposals to elect the board of directors, to classify the board of directors, to select the independent registered public accounting firm, to issue blank check preferred stock, to use confidential ballots, to eliminate cumulative voting, to require shareholder ratification of poison pills, to support fair price provisions, to require a supermajority shareholder vote for charter or bylaw amendments, to provide for director and officer indemnification and liability protection, to increase the number of authorized shares of common stock, to allow greenmail, to limit shareholders’ rights to call special meetings, to consider the non-financial effects of a merger, to limit shareholders’ right to act by written consent, to approve executive and director compensation plans (including golden parachutes), to limit executive and director pay, to approve stock option plans, to opt in or out of state takeover statutes, and to approve mergers, acquisitions, corporate restructuring, spin-offs, buyouts, assets sales, or liquidations.

A Proxy Voting Committee comprised of senior representatives of the Adviser and its affiliated investment advisers has the responsibility for the content, interpretation, and application of the Proxy Guidelines. In general, the Director of Proxy Voting Services using the Proxy Guidelines, recommendations of Institutional Shareholder Services’ Corporate Governance Services, Inc. (“ISS”), and its Corporate Governance Services, other third-party services and the analysts of the Distributor, will determine how to vote on each issue. For non-controversial matters, the Director of Proxy Voting Services may vote the proxy if the vote is: (1) consistent with the recommendations of the issuer’s board of directors and not contrary to the Proxy Guidelines; (2) consistent with the recommendations of the issuer’s board of directors and is a non-controversial issue not covered by the Proxy Guidelines; or (3) the vote is contrary to the recommendations of the issuer’s board of directors but is consistent with the Proxy Guidelines.

All matters identified by the Chairman of the Proxy Voting Committee, the Director of Proxy Voting Services, or the Adviser’s Legal Department as controversial, taking into account the recommendations of ISS or other third party services and the analysts of G.research, will be presented to the Proxy Voting Committee. If the Chairman of the Proxy Voting Committee, the Director of Proxy Voting Services, or the Adviser’s Legal Department has identified the matter as one that: (1) is controversial; (2) would benefit from deliberation by the Proxy Voting Committee; or (3) may give rise to a conflict of interest between the Adviser and its clients, the Chairman of the Proxy Voting Committee will initially determine what vote to recommend that the Adviser should cast and the matter will go before the Proxy Voting Committee.

For matters submitted to the Proxy Voting Committee, each member of the Proxy Voting Committee will receive, prior to the meeting, a copy of the proxy statement, any relevant third party research, a summary of any views provided by the Chief Investment Officer and any recommendations by G.research’s analysts. The Chief Investment Officer or G.research’s analysts may be invited to present their viewpoints. If the Adviser’s Legal Department believes that the matter before the Proxy Voting Committee is one with respect to which a conflict of interest may exist between the Adviser and its clients, legal counsel will provide an opinion to the ad hoc Proxy Voting Committee concerning the conflict. If legal counsel advises that the matter is one in which the interests of the clients of the Adviser may diverge, the ad hoc Proxy Voting Committee may make different recommendations as to different clients. For any matters where the recommendation may trigger appraisal rights, counsel will advise concerning the likely risks and merits of such an appraisal action.

Where a proxy proposal raises a material conflict between the interests of the Fund’s shareholders on the one hand, and those of the Fund’s Adviser and/or the principal underwriters, on the other hand, the conflict will be brought to the Proxy Committee of the Corporation to determine a resolution. The Proxy Committee may determine to resolve any such conflict itself, may ask the Independent Directors of the Fund to vote the proxies, which would potentially include the Board’s ad hoc Proxy Committee, or may delegate the voting of such proxies to an independent person.

Each matter submitted to the Proxy Committee will be determined by the vote of a majority of the members present at the meeting. Should the vote concerning one or more recommendations be tied in a vote of the Proxy Committee, the Chairman of the Proxy Committee will break the tie. The Proxy Committee will notify the proxy department of its decisions and the proxies will be voted accordingly.

The Fund files Form N-PX with its complete proxy voting record for the twelve months ended June 30, no later than August 31st of each year. This filing for the Fund is available without charge, upon request, by calling toll-free (800) 422-3554 and on the SEC’s website at www.sec.gov.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

As of January 31, 2014, the following persons were known to own of record or beneficially 5% or more of the outstanding voting securities of any class of the Fund:

NAME AND ADDRESS	% OF CLASS	NATURE OF OWNERSHIP
CLASS AAA

LPL Financial	60.54%*	Beneficial†
San Diego, CA 92121-1968

Charles Schwab & Co Inc.	23.30%	Beneficial†
Special Custody Acct FBO
Exclusive Benefit Customers
Attn Mutual Funds
San Francisco, CA 94105-1905

CLASS A

UBS WM USA	28.70%*	Beneficial†
Omni Account M/F
Attn Department Manager
Weehawken, NJ 07086-6761

Merrill Lynch Pierce Fenner & Smith	9.72%	Beneficial†
FBO Sole Benefit of its Customers
Attn Service Team
Jacksonville, FL 32246-6484

Pershing, LLC	10.47%	Beneficial†
Jersey City, NJ 07399-0001

Raymond James	6.56%	Beneficial†
Omnibus for Mutual Funds
Attn Courtney Waller
St. Petersburg, FL 33716-1100

CLASS B

Pershing, LLC	14.58%	Beneficial†
Jersey City, NJ 07399-0001

Morgan Stanley Smith Barney	11.08%	Beneficial†
Jersey City, NJ 07311

First Clearing LLC	6.59%	Beneficial†
Special Custody Acct FBO
Exclusive Benefit of Customer
St. Louis, MO 63103-2523

Merrill Lynch Pierce Fenner & Smith	6.09%	Beneficial†
FBO Sole Benefit of its Customers
Attn Service Team
Jacksonville, FL 32246-6484

Raymond James	5.21%	Beneficial†
Omnibus for Mutual Funds
Attn Courtney Waller
St. Petersburg, FL 33716-1100

CLASS C

Merrill Lynch Pierce Fenner & Smith	29.31%*	Beneficial†
FBO Sole Benefit of its Customers
Attn Service Team
Jacksonville, FL 32246-6484

Morgan Stanley Smith Barney	18.45%	Beneficial†
Jersey City, NJ 07311

UBS WM USA	12.26%	Beneficial	†
Omni Account M/F
Attn Department Manager
Weehawken, NJ 07086-6761

Charles Schwab & Co. Inc.	9.42%	Beneficial
Special Custody Acct. FBO Customers
Attn Mutual Funds
San Francisco, CA 94105-1905

Raymond James	8.99%	Beneficial	†
Omnibus for Mutual Funds
Attn Courtney Waller
St. Petersburg, FL 33716-1100

First Clearing LLC	6.20%	Beneficial	†
Special Custody Acct FBO
Exclusive Benefit of Customer
St. Louis, MO 63103-2523

CLASS Y

National Financial Serv. Corp.	33.04%*	Beneficial
For the Exclusive Benefit of our Customers
Jersey City, NJ 07310-2010

Merrill Lynch Pierce Fenner & Smith	16.94%	Beneficial	†
FBO Sole Benefit of its Customers
Attn Service Team
Jacksonville, FL 32246-6484

Morgan Stanley Smith Barney	14.24%	Beneficial	†
Jersey City, NJ 07311

First Clearing LLC	8.00%	Beneficial	†
Special Custody Acct FBO
Exclusive Benefit of Customer
St. Louis, MO 63103-2523

Charles Schwab & Co Inc.	7.46%	Beneficial	†
Reinvest Account
Attn Mutual Funds Department
San Francisco, CA 94105-1905

Pershing, LLC	5.75%	Beneficial	†
Jersey City, NJ 07399-0001

†	Beneficial ownership is disclaimed.
*	Beneficial ownership of shares representing 25% or more of the outstanding shares of the Fund may be deemed to have control, as that term is defined in the 1940 Act. As of January 31, 2014, the Corporation does not know of any person who owns 25% or more of the outstanding shares of the Fund.

As of January 31, 2014 the Directors and officers of the Corporation as a group, owned less than 1% of the outstanding shares of the Fund.

INVESTMENT ADVISORY AND OTHER SERVICES

The Investment Adviser

The Adviser is a New York limited liability company which serves as an investment adviser to seventeen open-end investment companies and ten closed-end investment companies with aggregate assets in excess of $25.8 billion as of December 31, 2013. The Adviser is a registered investment adviser under the Investment Advisers Act of 1940, as amended. Mr. Mario J. Gabelli may be deemed a “controlling person” of the Adviser on the basis of his controlling interest in GAMCO Investors, Inc. (“GBL”), the parent company of the Adviser. The Adviser has several affiliates that provide investment advisory services: GAMCO Asset Management Inc. (“GAMCO”), acts as investment adviser for individuals, pension trusts, profit-sharing trusts and endowments and as sub-adviser to certain third party investment funds, which include registered investment companies and had assets under management of approximately of $20.3 billion as of December 31, 2013. Teton Advisors, Inc. (formerly Gabelli Advisers, Inc.), an affiliate of the Adviser with assets under management of approximately $2.0 billion as of December 31, 2013, acts as investment adviser to the TETON Westwood Funds; Gabelli Securities, Inc., a majority-owned subsidiary of GBL, acts as investment adviser to certain alternative investment products, consisting primarily of risk arbitrage and merchant banking limited partnerships and offshore companies, with assets under management of approximately $907 million as of December 31, 2013; and Gabelli Fixed Income, LLC acts as investment adviser for separate accounts having assets under management of approximately $62 million as of December 31, 2013. Each of the forgoing companies, other than Teton Advisors, Inc., is a subsidiary of GBL. Teton Advisors, Inc. was spun off by GBL in March 2009 and is an affiliate of GBL by virtue of Mr. Gabelli’s ownership of GGCP, Inc., the principal shareholder of Teton Advisors, Inc., as of December 31, 2013.

Affiliates of the Adviser may, in the ordinary course of their business, acquire for their own account or for the accounts of their advisory clients, significant (and possibly controlling) positions in the securities of companies that may also be suitable for investment by the Fund. The securities in which the Fund might invest may thereby be limited to some extent. For instance, many companies in the past several years have adopted so-called “poison pill” or other defensive measures designed to discourage or prevent the completion of non-negotiated offers for control of the company. Such defensive measures may have the effect of limiting the shares of the company which might otherwise be acquired by the Fund if the affiliates of the Adviser or their advisory accounts have or acquire a significant position in the same securities. However, the Adviser does not believe that the investment activities of its affiliates will have a material adverse effect upon the Fund in seeking to achieve its investment objectives. Securities purchased or sold pursuant to contemporaneous orders entered on behalf of the investment company accounts of the Adviser or the advisory accounts managed by its affiliates for their unaffiliated clients are allocated pursuant to principles believed to be fair and not disadvantageous to any such accounts. In addition, all such orders are accorded priority of execution over orders entered on behalf of accounts in which the Adviser or its affiliates have a substantial pecuniary interest. The Adviser may on occasion give advice or take action with respect to other clients that differs from the actions taken with respect to the Fund. The Fund may invest in the securities of companies which are investment management clients of GAMCO. In addition, portfolio companies or their officers or directors may be minority shareholders of the Adviser or its affiliates.

The Adviser currently serves as an investment adviser to the Fund pursuant to an Investment Advisory Agreement (the “Advisory Agreement”), which was approved by the shareholders of the Fund on March 7, 2008. Pursuant to the Advisory Agreement, the Adviser furnishes a continuous investment program for the Fund’s portfolio, makes the day-to- day investment decisions for the Fund, arranges the portfolio transactions of the Fund, and generally manages the Fund’s investments in accordance with the stated policies of the Fund, subject to the general supervision of the Board.

Under the Advisory Agreement, the Adviser also (i) provides the Fund with the services of persons competent to perform such supervisory, administrative, and clerical functions as are necessary to provide effective administration of the Fund, including maintaining certain books and records and overseeing the activities of the Fund’s Custodian and Transfer Agent; (ii) oversees the performance of administrative and professional services to the Fund by others, including the Fund’s Sub-Administrator, Custodian, Transfer Agent, and Dividend Disbursing Agent, as well as accounting, auditing, and other services performed for the Fund; (iii) provides the Fund with adequate office space and facilities; (iv) supervises the preparation of, but does not pay for, the periodic updating of the Fund’s registration statement, Prospectuses and SAI, including the printing of such documents for the purpose of filings with the SEC and state securities administrators, the Fund’s tax returns, and reports to the Fund’s shareholders and the SEC; (v) supervises, but does not pay for, the calculation of net asset value per share (“NAV”) of each class in the Fund; (vi) supervises the preparation of, but does not pay for, all filings under the securities or “Blue Sky” laws of such states or countries as are designated by the Distributor, which may be required to register or qualify, or continue the registration or qualification, of the Fund and/or its shares under such laws; and (vii) prepares notices and agendas for meetings of the Fund’s Board and minutes of such meetings in all matters required by applicable law to be acted upon by the Board. The Adviser has delegated certain administrative duties to the sub-administrator as described below under “Administrator Services.”

The cost of calculating the Fund’s NAV is an expense payable by the Fund pursuant to its Advisory Agreement. To the extent that a portion of the sub-administration fee is used to pay for personnel and equipment related to calculating the NAV, the Fund will reimburse the Adviser for such expense up to $45,000. The Adviser will not seek reimbursement if assets are less than $50 million.

The Advisory Agreement provides that absent willful misfeasance, bad faith, gross negligence, or reckless disregard of its duty, the Adviser and its employees, officers, trustees, and controlling persons are not liable to the Fund or any of its investors for any act or omission by the Adviser or for any error of judgment or for losses sustained by the Fund. However, the Advisory Agreement provides that the Fund is not waiving any rights it may have with respect to any violation of law which cannot be waived. The Advisory Agreement also provides indemnification for the Adviser and each of these persons for any conduct for which they are not liable to the Fund. The Advisory Agreement in no way restricts the Adviser from acting as adviser to others.

The Advisory Agreement was initially approved by the Board on July 31, 2007, and by fund shareholders, as noted above. By its terms, the Advisory Agreement will continue in effect for two years from its effective date (March 11, 2008) and may be continued in effect annually thereafter, provided each such annual continuance is specifically approved by the Board or by a “majority” (as defined in the 1940 Act) vote of its shareholders and, in either case, by a majority vote of the Directors who are not parties to the Advisory Agreement or interested persons of any such party, cast in person at a meeting called specifically for the purpose of voting on the continuance of the Advisory Agreement. The Advisory Agreement is terminable without penalty by the Fund on sixty days’ written notice when authorized either by a majority vote of its outstanding voting shares or by a vote of a majority of its Board, or by the Adviser on sixty days’ written notice, and will automatically terminate in the event of its “assignment” as defined by the 1940 Act.

The Fund pays a fee to Gabelli Funds as described below for the investment advisory and administrative services it provides to the Fund.

(as a percentage of average daily net assets)

First $1 Billion	Next $1 Billion	Next $3 Billion	Next $5 Billion	Thereafter
0.935%	0.910%	0.885%	0.860%	0.835%

As discussed in greater detail below, under “The Distributor,” the Class AAA, Class A, Class B, Class C, and Class Y shares may pay for certain distribution related expenses in connection with distribution and service activities.

The table below shows the amounts paid by the Fund to the Adviser for the fiscal years ended October 31, 2011, October 31, 2012, and October 31, 2013:

Fiscal Year Ended	Management Fee	Management Fee After Fee Waiver	Total Amount of Fees Waived or Reimbursed and Other Expenses Assumed
October 31, 2013	$2,036,323	$2,036,323	N/A
October 31, 2012	$2,141,264	$2,141,264	N/A
October 31, 2011	$2,588,272	$2,588,272	N/A

Portfolio Manager Information

Other Accounts Managed

The table below provides summary information regarding other accounts for which the portfolio manager was primarily responsible for day-to-day management during the fiscal year ended October 31, 2013.

Name of Portfolio Manager	Type of Accounts	Total # of Accounts Managed	Total Assets	# of Accounts Managed with Advisory Fee Based on Performance	Total Assets with Advisory Fee Based on Performance
Mario J. Gabelli*, CFA	Registered Investment Companies:	26	$24.6B	8	$5.2B
	Other Pooled Investment Vehicles:	15	$570.9M	13	$562.9M
	Other Accounts:	1,671	$17.5B	21	$2.2B

*	For the Portfolio Manager, the above chart represents the portion of assets for which the Portfolio Manager has primary responsibility in the accounts indicated. Certain assets included under “Other Accounts” may be invested in Registered Investment Companies or Other Pooled Investment Vehicles primarily managed by the Portfolio Manager and therefore may be duplicated.

Potential Conflicts of Interest

Potential Conflicts of Interest

Actual or apparent conflicts of interest may arise when the portfolio manager also has day-to-day management responsibilities with respect to one or more other accounts. These potential conflicts include:

Allocation of Limited Time and Attention. Because the portfolio manager manages many accounts, he may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those accounts as if he were to devote substantially more attention to the management of only a few accounts.

Allocation of Limited Investment Opportunities. If the portfolio manager identifies an investment opportunity that may be suitable for multiple accounts, the Fund may not be able to take full advantage of that opportunity because the opportunity may need to be allocated among all or many of these accounts.

Pursuit of Differing Strategies. At times, the portfolio manager may determine that an investment opportunity may be appropriate for only some of the accounts for which he exercises investment responsibility, or may decide that certain of these accounts should take differing positions with respect to a particular security. In these cases, the portfolio manager may execute differing or opposite transactions for one or more accounts which may affect the market price of the security or the execution of the transactions, or both, to the detriment of one or more of his accounts.

Selection of Broker/Dealers. Because of the portfolio manager’s position with the distributor of funds affiliated with the Fund and his indirect majority ownership interest in such distributor, he may have an incentive to use the distributor to execute portfolio transactions for the Fund even if using the distributor is not in the best interest of the Fund.

Variation in Compensation. A conflict of interest may arise where the financial or other benefits available to the portfolio manager differ among the accounts that he manages. If the structure of the Adviser’s management fee or the portfolio manager’s compensation differs among accounts (such as where certain funds or accounts pay higher management fees or performance-based management fees), the portfolio manager may be motivated to favor certain accounts over others. The portfolio manager also may be motivated to favor funds or accounts in which he has an investment interest, or in which the Adviser or its affiliates have investment interests. In Mr. Gabelli’s case, the Adviser’s compensation (and expenses) for the Fund is marginally greater as a percentage of assets than for certain other accounts and is less than for certain other accounts managed by Mr. Gabelli, while his personal compensation structure varies with near-term performance to a greater degree in certain performance fee based accounts than with non-performance based accounts. In addition he has investment interests in several of the Funds managed by the Adviser and its affiliates.

The Adviser has adopted compliance policies and procedures that are designed to address the various conflicts of interest that may arise for the Adviser and its staff members. However, there is no guarantee that such policies and procedures will be able to identify and address every situation in which an actual or potential conflict may arise.

Compensation for the fiscal year completed October 31, 2013:

Mr. Gabelli received incentive-based variable compensation based on a percentage of net revenues received by the Adviser for managing the Fund. Net revenues are determined by deducting from gross investment management fees the firm’s expenses (other than Mr. Gabelli’s compensation) allocable to this Fund. Additionally, he receives similar incentive-based variable compensation for managing other accounts within GBL. This method of compensation is based on the premise that superior long term performance in managing a portfolio should be rewarded with higher compensation as a result of growth of assets through appreciation and net investment activity. The level of compensation is not determined with specific reference to the performance of any account against any specific benchmark. One of the other registered investment companies managed by Mr. Gabelli has a performance (fulcrum) fee arrangement for which his compensation is adjusted up or down based on the performance of the investment company relative to an index. Five closed-end registered investment companies managed by Mr. Gabelli have arrangements whereby the Adviser to those funds will only receive its investment advisory fee attributable to the liquidation value of outstanding preferred stock (and Mr. Gabelli would only receive his percentage of such advisory fee) if certain performance levels are met. Mr. Gabelli manages other accounts with performance fees. Compensation for managing these accounts has two components. One component is based on a percentage of net revenues received by the Adviser for managing the account. The second component is based on absolute performance of the account, with respect to which a percentage of such performance fee is paid to Mr. Gabelli. As an executive officer of the Adviser’s parent company, GBL, Mr. Gabelli also receives ten percent of the net operating profits of the parent company. He receives no base salary, no annual bonus and no stock options.

Ownership of Shares in the Fund

Set forth in the table below is the dollar range of equity securities in the Fund beneficially owned by the portfolio manager:

Name	Dollar Range of Equity Securities Held in the Fund*
Mario J. Gabelli	B

*	Key to Dollar Ranges- Information as of October 31, 2013.
A.	None
B.	$1 – $10,000
C.	$10,001 – $50,000
D.	$50,001 – $100,000
E.	$100,001 – $500,000
F.	$500,001 – $1,000,000
G.	over $1,000,000

The Sub-Administrator

On August 1, 2008, the Adviser entered into an agreement (the “Sub-Administration Agreement”) with BNY Mellon Investment Servicing (US) Inc. (the “Sub-Administrator”), which is located at 301 Bellevue Parkway, Wilmington, DE 19809. Under the Sub-Administration Agreement, the Sub-Administrator (a) assists in supervising all aspects of the Fund’s operations except those performed by the Adviser under its advisory agreement with the Fund; (b) supplies the Fund with office facilities (which may be in the Sub-Administrator’s own offices), statistical and research data, data processing services, clerical, accounting and bookkeeping services, including, but not limited to, the calculation of the

NAV of each class of the Fund, internal auditing and regulatory administration services, internal executive and administrative services, and stationery and office supplies; (c) prepares and distributes materials for all Fund Board meetings, including the mailing of all Board materials, and collates the same materials into the Board books, and assists in the drafting of minutes of the Board meetings; (d) prepares reports to Fund shareholders, tax returns, and reports to and filings with the SEC and state “Blue Sky” authorities; (e) provides any equipment or services necessary for the purpose of pricing shares or valuing the Fund’s investment portfolio; (f) provides compliance testing of all Fund activities against applicable requirements of the 1940 Act and the rules thereunder, the Code, and the Fund’s investment restrictions; (g) furnishes to the Adviser such statistical and other factual information and information regarding economic factors and trends as the Adviser from time to time may require; and (h) generally provides all administrative services that may be required for the ongoing operation of the Fund in a manner consistent with the requirements of the 1940 Act.

For the services it provides, the Adviser pays the Sub-Administrator an annual fee based on the value of the aggregate average daily net assets of all funds under its administration managed by the Adviser as follows: up to $10 billion – 0.0275%; $10 billion to $15 billion—0.0125%; over $15 billion—0.01%. The Sub-Administrator’s fee is paid by the Adviser and will result in no additional expense to the Fund.

THE DISTRIBUTOR

The Fund has entered into a Distribution Agreement with G.distributors, LLC, a Delaware limited liability company which is a wholly-owned subsidiary of GBL, having principal offices located at One Corporate Center, Rye, New York 10580-1422. The Distributor acts as agent of the Fund for the continuous offering of its shares on a best efforts basis.

The Corporation’s distribution agreement with respect to Class AAA, Class A, Class B, Class C, and Class Y shares (“Distribution Agreement”) was approved by its Board including a majority of Independent Directors. The Distribution Agreement will remain in effect from year to year provided its continuance is approved annually by (i) a majority of the Directors who are not parties to such agreement or “interested persons” (as defined in the 1940 Act) of the Corporation (“Independent Directors”) and, if applicable, who have no direct or indirect financial interest in the operation of the Plans (as defined below) or any such related agreement, by vote cast in person at a meeting called for the purpose of voting on such Distribution Agreement, and (ii) either by vote of a majority of the Directors or a majority of the outstanding voting securities (as defined in the 1940 Act) of the Corporation as applicable.

DISTRIBUTION PLANS

The Corporation has adopted, in the manner prescribed under Rule 12b-1 under the 1940 Act, separate plans of distribution pertaining to the Class AAA, Class A, Class B, and Class C shares of the Corporation (“Plans”). Under the Plans, the Fund is authorized to pay the Distributor a service fee accrued daily and payable monthly, at an annual rate of 0.25% of the average daily net assets of Class A, Class B, and Class C Shares. In addition to this service fee, the Fund also is authorized to pay the Distributor a distribution fee, accrued daily and payable monthly, at the annual rate of 0.20% of the average daily net assets of the Class A shares and 0.75% of the average daily net assets of the Class B and Class C shares. The Corporation has also adopted a distribution and service fee accrued daily and payable monthly, at an annual rate of 0.25% of the average daily net assets of Class AAA Shares. There is no distribution plan with respect to Class Y shares and the Fund pays no service or distribution fees with respect to that class of shares.

The Board considered various factors in connection with its decision as to whether to approve the Plans, including: (i) the nature and causes of the circumstances which make approval of the Plans necessary and appropriate; (ii) the way in which the Plans address those circumstances, including the nature and potential amount of expenditures; (iii) the nature of the anticipated benefits; (iv) the possible benefits of the Plans to any other person relative to those of the Corporation; (v) the effect of the Plans on existing shareholders; (vi) the merits of possible alternative plans or pricing structures; and (vii) the relationship of the Plans to other distribution efforts of the Corporation. The Board noted that the overall distribution arrangements would (1) enable investors to choose the purchasing option best suited to their individual situation, thereby encouraging shareholders to make additional investments in the Fund and attracting new investors and assets to the Fund to the benefit of the Fund and its shareholders, (2) facilitate distribution of the Fund’s shares and, (3) maintain the competitive position of the Fund in relation to other funds that have implemented or are seeking to implement similar distribution arrangements.

Based upon its review of the foregoing factors and the materials presented to it, and in light of its fiduciary duties under the 1940 Act, the Board, including the Independent Directors who have no direct or indirect financial interest in the operation of the Plans or any related Distribution Agreement, unanimously determined, in the exercise of its reasonable business judgment, that the Plans are reasonably likely to benefit the Corporation and the shareholders of the Fund and approved them with respect to the Fund.

Pursuant to each Plan, the Corporation compensates the Distributor from assets attributable to each class of shares for services rendered and expenses borne in connection with activities primarily intended to result in the past or future sales of that class of shares. The Distributor retains fees on shares sold for the first year for Class B and Class C shares. Generally, the Rule 12b-1 fees are paid by the Distributor to affiliated and unaffiliated securities dealers on a quarterly basis. A portion of the amounts received by the Distributor are used to defray various costs incurred or paid by the Distributor in connection with the printing and mailing of Corporation prospectuses, statements of additional information (including any supplements thereto) and shareholder reports, and holding seminars and sales meetings with wholesale and retail sales personnel designed to promote the distribution of shares. The Distributor may also use a portion of the amounts received to provide compensation to financial intermediaries and third-party broker-dealers for their services in connection with the distribution of Class AAA, Class A, Class B and Class C shares as described further below in “Compensation to Financial Intermediaries and Third-Party Brokers-Dealers.”

The Plans are of a type known as a “compensation” plan because payments are made for services rendered to the Fund with respect to a class of shares regardless of the level of expenditures by the Distributor. The Directors, however, will take into account such expenditures for purposes of reviewing operations under a Plan and in connection with their annual consideration of the Plan’s renewal. The Distributor’s expenditures will include, without limitation: (i) the printing and mailing of fund prospectuses, statements of additional information (including any supplements thereto) and shareholder reports for prospective shareholders; (ii) those relating to the development, preparation, printing and mailing of advertisements, sales literature and other promotional materials describing and/or relating to the shares of the Fund; (iii) holding seminars and sales meetings designed to promote the distribution of shares; (iv) obtaining information and providing explanations to wholesale and retail distributors of shares regarding fund investment objectives and policies and other information about the Corporation and the Fund, including the performance of the Fund; (v) training sales personnel regarding the shares of the Fund; and (vi) financing any other activity that the Distributor determines is primarily intended to result in the sale of shares.

The Distributor pays all fees and expenses in connection with its qualification and registration as a broker or dealer under federal and state laws. In the capacity of agent, the Distributor offers shares of the Fund (except Class B shares) on a continuous basis in all states in which the Fund or the Corporation may from time to time be registered or where permitted by applicable law. The Distributor has made no firm commitment to acquire shares of the Fund.

The Plans and any Rule 12b-1 related agreement that is entered into by the Corporation with the Distributor in connection with the Plans will continue in effect for a period of more than one year only so long as such continuance is specifically approved at least annually by a vote of a majority of the Board, and of a majority of the Independent Directors who have no direct financial interest in the operation of the Plans or the Rule 12b-1 related agreement, cast in person at a meeting called for the purpose of voting on such plans or agreements. In addition, annual continuance of the Distribution Agreement must be approved by the Board or a majority of the outstanding voting securities (as defined by the 1940 Act), and a majority of Independent Directors, by a vote cast in person at a meeting called for the purpose of voting on the Distribution Agreement. Furthermore, each Plan and any Rule 12b-1 related agreement may be terminated at any time, without penalty, by vote of a majority of the outstanding shares of the relevant class of the Fund or by vote of a majority of the Independent Directors with no direct or indirect financial interest in the operation of the relevant Plan or Rule 12b-1 related agreement. Each Plan also provides that it may not be amended to increase materially the amount of average daily net assets annually (for Class AAA Shares up to 0.25%, for Class A shares up to 0.45%, and up to 1.00% of for Class B and Class C shares) that may be spent for distribution of any relevant class of the Fund without the approval of the shareholders of the Fund.

The table below shows the amounts paid by the Fund to the Distributor pursuant to the Rule 12b-1 Plans for the fiscal year ended October 31, 2013.

Distribution Fees Paid to G.distributors
Class AAA	$20,524
Class A	$480,101
Class B	$27,438
Class C	$556,281

The table below shows the amount of sales charges earned by the Distributor and G.research in connection with the sale of Class A, B, and C Shares of the Fund and the amounts retained by the Distributor and G.research, net of payments to selling dealers, for the past three fiscal years.

	Fiscal Year Ended October 31, 2013	Sales Charges Paid by Fund Shareholders			Amounts Retained by Distributor(s)
Class A (Front End Sales Charge)	2013 2012 2011 2011	$ $ $ $	101,626 103,505 42,305 266,246	* * * **	$ $ $ $	12,190 14,605 2,588 43,569	* * * **
Class A (CDSC)	2013 2012 2012	$ $ $	2,514 6,972 4,850	* * **	$ $ $	2,514 6,972 4,850	* * **
	2011 2011	$	— 71	* **	$	— 71	* **
Class B (CDSC)	2013 2012 2012	$ $	1,767 — 6,785	* * **	$ $	1,767 — 6,785	* * **
	2011 2011	$	— 11,199	* **	$	— 11,199	* **
Class C (CDSC)	2013 2012 2012	$ $ $	2,057 1,786 5,342	* * **	$ $ $	2,057 1,786 5,342	* * **
	2011 2011	$	— 12,947	* **	$	— 12,947	* **

*	Payments made to G.distributors.
**	Payments made to G.research. G.research was the Fund’s distributor prior to August 1, 2011 and is a broker/dealer affiliated with G.distributors, LLC, both subsidiaries of GBL, and with the Fund.

Set forth in the table below is the amount of commissions and other compensation received by the Distributor during the fiscal year ended October 31, 2013.

Net Underwriting Discounts and Commissions	Compensation on Redemptions and Repurchases	Brokerage Commissions	Other Compensation
$12,190	$6,338	$154,002	—

Compensation to Financial Intermediaries and Third-Party Broker Dealers

In addition to the sales commissions and the distribution and service fees paid by the Fund to the Distributor for the purpose of compensating selling dealers (described above in “Investment Management and Other Services — The Distributor”), the Distributor and/or the Adviser may make payments out of their own resources to provide additional compensation to selling dealers and other financial intermediaries who are authorized to offer and sell shares of the Fund and other mutual funds distributed by the Distributor (collectively, “Dealers”). As described in the Prospectuses, Gabelli Funds and the Distributor may use their respective past profits or other resources, without cost to the Fund or shareholders, to pay for expenses incurred in connection with providing services intended to result in the sale of shares of the Fund and/or support services that benefit shareholders, to reimburse certain expenses related to processing sales of fund shares, and to pay incentives to market the Fund or to cooperate with the Distributor’s promotional efforts or in recognition of their marketing, transaction processing, and/or administrative services support (collectively, “revenue sharing payments”). This compensation is not reflected in the fees and expenses listed in the fee table section of the Prospectuses.

Marketing Support Payments. The Distributor and/or the Adviser may make payments to certain Dealers for marketing support services, including providing periodic and ongoing education and training of Dealer personnel regarding the Fund; disseminating to Dealers personnel information and product marketing materials regarding the Fund; explaining to clients the features and characteristics of the Fund; conducting due diligence regarding the Fund; providing reasonable access to sales meetings, sales representatives and management representatives of the Dealers; granting reasonable access to the Dealers’ financial advisors and consultants; furnishing marketing support and other services; and seminars for the public and advertising campaigns. These payments are generally based on a number of factors including, but not limited to, reputation in the industry, ability to attract and retain assets, target markets, customer relationships and quality of service. No one factor is determinative of the type or amount of additional compensation to be provided. Such payments may be calculated by reference to the gross sales price of shares sold by such Dealers, the NAV of shares held by the customers of such Dealers, or otherwise.

Processing Support Payments. The Distributor and/or the Adviser may make payments to certain Dealers that sell fund shares to help offset the Dealers’ costs associated with client account maintenance support, statement preparation, and transaction processing. The types of payments that the Distributor may make under this category include, among others, payment of ticket charges placed by a Dealer, payment of networking fees on certain mutual fund trading systems, or one-time payments for ancillary services such as setting up the Fund on a Dealer’s mutual fund trading system.

Other Payments. From time to time, the Distributor and/or the Adviser, at its expense, may make additional payments to Dealers that sell or provide services in connection with the sale of fund shares. Such payments by the Distributor and/or the Adviser may include payment or reimbursement to, or on behalf of, Dealers for costs associated with the purchase of products or services used in connection with sales and marketing, as well as conferences or seminars, sales or training programs for Dealer representatives and other employees, client entertainment, client and investor events, and other Dealer-sponsored events, and travel expenses, including lodging incurred by Dealer representatives and other employees in connection with training and educational meetings, client prospecting, retention and due diligence trips. Other compensation or promotional incentives may be offered to the extent not prohibited by federal or state laws or any self-regulatory agency. The Distributor may make payments for entertainment events it deems appropriate, subject to the Distributor’s policies and applicable law. These payments may vary depending upon the nature of the event.

Subaccounting and Other Payments. In addition to the payments described above, from time to time, the Fund, the Adviser and/or the Distributor may enter into arrangements with and pay fees to financial intermediaries that provide recordkeeping services to certain groups of investors in the Fund, including participants in retirement and benefit plans, investors in mutual fund advisory programs, and clients of financial intermediaries that operate in an omnibus environment or utilize certain National Securities Clearing Corporation networking levels (collectively referred to as “subaccounting”). The subaccounting services typically include: (a) establishing and maintaining investor accounts and records; (b) recording investor account balances and changes thereto; (c) arranging for the wiring of funds; (d) providing statements to investors; (e) furnishing proxy materials, periodic fund reports, tax reports, prospectuses and other communications to investors as required; (f) transmitting investor transaction information; (g) providing information in order to assist the Fund in its compliance with state securities laws; and (h) issuing and mailing dividend checks to investors who have selected cash distributions.

The subaccounting fees that the Fund pays are designed to be equal to or less than the fees the Fund would pay to their transfer agent for similar services. The Fund understands that, in accordance with guidance from the U.S. Department of Labor, retirement and benefit plans, sponsors of qualified retirement plans and/or recordkeepers may be required to use the fees they (or, in the case of recordkeepers, their affiliates) receive for the benefit of the retirement and benefit plans or the investors. This may take the form of recordkeepers passing the fees through to their clients or reducing the clients’ charges by the amount of fees the recordkeeper receives from mutual funds.

Agreements. As of the date of this SAI, the Adviser has a number of agreements with the Dealers regarding revenue sharing payments.

For more specific information about any revenue sharing and/or subaccounting payments made to your Dealer or financial intermediary, investors should contact their investment professionals.

PORTFOLIO TRANSACTIONS AND BROKERAGE ALLOCATION

Brokerage Commissions

The Adviser and its affiliates currently serve as investment adviser to a number of investment companies and private account clients and may in the future act as adviser to others. It is the policy of the Adviser and its affiliates to allocate investments suitable and appropriate for each such client in a manner believed by the Adviser to be equitable to each client. In making such allocations among the Fund and other client accounts, the main factors considered are the respective investment objectives, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment, the size of investment commitments generally held and the opinions of the persons responsible for managing the portfolios of the Fund and other client accounts.

Under the Advisory Agreement, the Adviser is authorized on behalf of the Fund to employ brokers to effect the purchase or sale of portfolio securities with the objective of obtaining prompt, efficient, and reliable execution and clearance of such transactions at the most favorable price obtainable (“best execution”) at a reasonable expense. The Adviser is permitted to (1) direct fund portfolio brokerage to G.research, a broker-dealer affiliate of the Adviser; and (2) pay commissions to brokers other than G.research which are higher than might be charged by another qualified broker to obtain brokerage and/or research services considered by the Adviser to be useful or desirable for its investment management of the Fund and/or other advisory accounts under the management of the Adviser and any investment adviser affiliated with it. The Adviser does not consider the sales of shares of the Fund’s by brokers, including G.research, as a factor in its selection of brokers or dealers for the Fund’s portfolio transactions and has adopted compliance policies and procedures for itself and its affiliates to prevent any such transactions on that basis.

Transactions on U.S. stock exchanges involve the payment of negotiated brokerage commissions, which may vary among brokers. Transactions in securities other than those for which a securities exchange is the principal market are generally executed through the principal market maker. However, such transactions may be effected through a brokerage firm and a commission paid whenever it appears that the broker can obtain a price that is at least as favorable taking into account its commission. In general, there may be no stated commission in the case of securities traded on the OTC securities, but the prices of those securities may include undisclosed commissions or markups. Option transactions will usually be effected through a broker and a commission will be charged. The Fund also expects that securities will be purchased at times in underwritten offerings where the price includes a fixed amount of compensation generally referred to as a concession or discount.

The policy of the Fund regarding purchases and sales of securities and options for its portfolio is that primary consideration will be given to obtaining the most favorable prices and efficient execution of transactions. In seeking to implement the Fund’s policies, the Adviser effects transactions with those brokers and dealers who the Adviser believes can obtain the most favorable prices and are capable of providing efficient executions. If the Adviser believes such price and execution are obtainable from more than one broker or dealer, it may give consideration to placing portfolio transactions with those brokers and dealers who also furnish research and other services to the Fund or the Adviser of the type described in Section 28(e) of the Exchange Act of 1934, as amended. In doing so, the Fund may also pay higher commission rates than the lowest available when the Adviser believes it is reasonable to do so in light of the value of the brokerage and research services provided by the broker effecting the transaction. Such services may include, but are not limited to, any one or more of the following: (i) information as to the availability of securities for purchase or sale; (ii) statistical or factual information or opinions pertaining to investments; (iii) wire services; and (iv) appraisals or evaluations of potential and existing investments.

Research services furnished by brokers or dealers through which the Fund effects securities transactions are used by the Adviser and its advisory affiliates in carrying out their responsibilities with respect to all of their accounts over which they exercise investment discretion. Such investment information may be useful only to one or more of such other accounts. The purpose of this sharing of research information is to avoid duplicative charges for research provided by brokers and dealers. Neither the Fund nor the Adviser has any agreement or legally binding understanding with any broker or dealer regarding any specific amount of brokerage commissions which will be paid in recognition of such services. However, in determining the amount of portfolio commissions directed to such brokers or dealers, the Adviser considers the level of services provided.

The Adviser may also place orders for the purchase or sale of portfolio securities with G.research when it appears that, as an introducing broker or otherwise, G.research can obtain a price, execution, and commission which is at least as favorable as that obtainable by other qualified brokers and at a commission rate at least as favorable as it provides to its best customers for similar transactions. As required by Rule 17e-1 under the 1940 Act, the Board has adopted policies which provide that the commissions paid to the G.research on brokerage transactions may not exceed those which would have been charged by another qualified broker or member firm able to effect the same or a comparable transaction at an equally favorable price or is what G.research charges its most favored customers on similar transactions. Rule 17e-1 and the policies contain requirements that the Board, including its Independent Directors, conduct periodic compliance reviews of such brokerage allocations and review such schedule at least quarterly for continuing compliance with the foregoing standard. The Adviser and G.research are also required to furnish reports and maintain records in connection with such reviews.

To obtain the best execution of portfolio trades on the NYSE, G.research controls and monitors the execution of such transactions on the floor of the NYSE through independent “floor brokers” or through the Designated Order Turnaround System of the NYSE. Such transactions are then cleared, confirmed to the Fund for the account of G.research, and settled directly with the Custodian of the Fund by a clearing house member firm which remits the commission less its clearing charges to G.research. G.research may also effect fund portfolio transactions in the same manner and pursuant to the same arrangements on other national securities exchanges which adopt direct access rules similar to those of the NYSE. In addition, G.research may directly execute transactions for the Fund on the floor of any exchange, provided: (i) the Fund’s Board has expressly authorized G.research to effect such transactions; and (ii) G.research annually advises the Fund of the aggregate compensation it earned on such transactions.

During the fiscal years ended October 31, 2011, October 31, 2012, and October 31, 2013, the Fund paid the amounts indicated in brokerage commissions:

Fiscal Year Ended	Brokerage Commissions Paid*
October 31, 2013	$222,340
October 31, 2012	$193,040
October 31, 2011	$295,971

*	Brokerage commissions may vary significantly from year to year due to a variety of factors, including the type of investments selected by the Adviser, changes in transaction costs, and market conditions.

Brokerage Transactions with Affiliates

To the extent permitted by law and in accordance with procedures established by the Board, the Corporation may engage in brokerage transactions with brokers that are affiliates of the Adviser, including G.research, with brokers who are affiliates of such brokers, or with unaffiliated brokers who trade or clear through affiliates of the Adviser. The 1940 Act generally prohibits a fund from engaging in principal securities transactions with brokers that are affiliates of the Advisers or affiliates of such brokers, unless pursuant to an exemptive rule or order from the SEC. The Corporation may rely on exemptive relief from the SEC that permits mutual funds managed by the Adviser to engage in such transactions. The Corporation has adopted procedures, prescribed by the 1940 Act, which are reasonably designed to provide that any commissions or other remuneration it pays to brokers that are affiliates of the Adviser do not exceed the usual and customary broker’s commission. In addition, the Corporation will adhere to the requirements under the 1934 Act governing floor trading. Also, because of securities law limitations, the Corporation will limit purchases of securities in a public offering, if such securities are underwritten by brokers that are affiliates of the Adviser or their affiliates.

During the fiscal years ended October 31, 2011, October 31, 2012, and October 31, 2013, the Fund paid the following brokerage commissions as indicated:

Fiscal Year Ended	Aggregate Brokerage Commissions Paid to G. research	Percentage of Total Brokerage Commissions Paid to G. research	Percentage of Principal Amount of Transactions involving commissions effected through G. research (Based on Dealer Amount)
October 31, 2013	$154,002	69.26%	41.20%
October 31, 2012	$90,001	46.62%	29.07%
October 31, 2011	$211,576	71.48%	40.73%

*	Brokerage commissions may vary significantly from year to year due to a variety of factors, including the type of investments selected by the Adviser, changes in transaction costs and market conditions.

Brokerage Transactions Relating to Research Services

The Adviser has allocated brokerage commissions of $0 on portfolio transactions in the principal amount of $0 during the fiscal year ended October 31, 2013, to broker-dealers who provided research services to the Adviser.

Investments in Regular Broker-Dealers

During its fiscal year ended October 31, 2013, the Fund did not purchase or hold securities of its regular broker-dealers, as defined in Rule 10b-1 under the 1940 Act, or their parents.

PURCHASE AND PRICING OF SHARES

Information concerning purchase of shares of the Fund, as well as information concerning computation of NAV, is set forth in the Prospectuses.

The Fund consists of five separate classes of shares: Class AAA, A, B, C and Y shares. Class B shares are no longer available for investment except through reinvestment of dividends and capital gains as described in the Class A, B, C, Y Shares Prospectus under the heading “Classes of Shares.” Each class of shares of the Fund represents an identical interest in the investment portfolio of the Fund and has the same rights, except that: (i) each class may bear differing amounts of certain class-specific expenses, (ii) Class A shares are subject to an initial sales charge, a distribution fee and service fee; (iii) Class B and Class C shares are subject to a contingent deferred sales charge (“CDSC”), a distribution fee and an ongoing service fee, (iv) only Class B shares have a conversion feature; (v) the Class A, B and C shares have exclusive voting rights with respect to matters related to distribution and servicing expenditures; and (vi) Class Y shares are not subject to any sales charge or any distribution, account maintenance, or service fee. In addition, the income attributable to each class and the dividends payable on the shares of each class will be reduced by the amount of the distribution fee or service fee, if any, payable by that class. The distribution-related fees paid with respect to any class will not be used to finance the distribution expenditures of another class. Sales personnel may receive different compensation for selling different classes of shares.

Fund shares are purchased at the NAV next determined, plus the applicable sales charge, after the application for purchase of shares is received by the Fund’s transfer agent, Boston Financial Data Services, Inc. (the “Transfer Agent”), or approved financial intermediaries. At the election of the investor, the sales charge may be imposed at the time of purchase (Class A shares) or may be deferred (Class B and Class C shares and Class A shares in excess of $1,000,000 (or $100,000, in the case of certain employee benefit plans or annuities qualified under Sections 401, 403 or 457 of the Code or participants of such plans, or $500,000, in the case of traditional Individual Retirement Accounts (“IRAs”), IRA rollovers, Coverdell Education Savings Accounts (“ESAs”) or Roth IRAs) held for less than twelve months). Purchases can be made through most investment dealers who, as part of the service they provide, must transmit orders promptly.

Exemptions from Classes A, B, and C CDSC

No CDSC will be imposed when a shareholder redeems Class A, B, or C shares in the following instances: (a) shares or amounts representing increases in the value of an account above the net cost of the investment due to increases in the NAV; (b) shares acquired through reinvestment of income dividends or capital gain distributions; and (c) Class A shares purchased in the amount of $1 million or more (or $100,000, in the case of certain employee benefit plans or annuities qualified under Sections 401, 403 or 457 of the Code or participants of such plans, or $500,000, in the case of traditional IRAs, IRA rollovers, Coverdell ESAs or Roth IRAs) if held for more than 12 months, Class B shares held for more than six years, and Class C shares held for more than one year.

In determining whether the Class A, B, or C CDSC is payable, it will be assumed that shares that are not subject to a CDSC are redeemed first and that other shares are then redeemed in the order purchased.

Special Fiduciary Relationships. The CDSC will not apply with respect to purchases of Class A shares for which the selling dealer is not permitted to receive a sales load or redemption fee imposed on a shareholder with whom such dealer has a fiduciary relationship in accordance with the Employee Retirement Income Security Act and regulations thereunder. In accordance with the provisions of the CDSC exemption, such dealer agrees to the reimbursement provision described below, and no sales charge will be imposed on sales. In addition, the Distributor will pay to the selling dealer a commission described in the A, B, C, Y Shares Prospectus.

In the event of a redemption of any such shares within 12 months of purchase, the selling dealer will reimburse the Distributor for the amount of commission paid less the amount of the distribution fee with respect to such shares.

Services For Investors

For the convenience of investors, the following plans are available. Investors should realize that none of these plans can guarantee profit or insure against loss.

Automatic Reinvestment Plan. All shareholders, unless they request otherwise, are enrolled in the Automatic Reinvestment Plan under which dividends and capital gain distributions on their shares are automatically reinvested in shares of the same class of the distributing fund at the NAV computed on the record date of such dividends and distributions. The Automatic Reinvestment Plan may be terminated by participants or by the Corporation at any time. No sales charge is applied upon reinvestment of dividends or capital gains distributions. Dividends and capital gain distributions will be taxed the same whether distributed in cash or reinvested in additional shares.

Automatic Investment Plan. An Automatic Bank Draft Plan is available for investors who wish to purchase shares of the Fund in amounts of $50 or more on a regular basis by having the amount of the investment automatically deducted from the investor’s checking account. There is no minimum initial investment for this Plan. Forms authorizing this service for eligible classes of shares are available from the Corporation. The Automatic Bank Draft Plan is available for Class AAA, Class A, and Class C shares.

Letter of Intent Investments. Any investor may execute a Letter of Intent covering purchases of Class A Shares at the public offering price, to be made within a period of 13 months. A reduced sales charge will be applicable to the total dollar amount of Class A shares purchased in the 13-month period. The minimum initial investment under a Letter of Intent is $1,000 or the amount indicated in the Letter of Intent.

Investors wishing to enter into a Letter of Intent in conjunction with their investment in Class A shares of the Fund should complete the appropriate portion of the new account application.

Right of Accumulation Discount. Investors who make an additional purchase of Class A shares of the Fund which, when combined with the value of their existing aggregate holdings of Class A shares of the Fund and any other Class A Shares of funds within the GAMCO/Gabelli fund complex, each calculated at the then applicable NAV or the initial purchase price less any redemptions, whichever is higher, at the time of the additional purchase, will be entitled to the reduced sales charge shown under “Sales Charges— Class A Shares” in the Class A, B, C, Y Shares Prospectus on the full amount of each additional purchase. For purposes of determining the discount, holdings of fund shares of the investor’s spouse, immediate family or accounts controlled by the investor, whether as a single investor or trustee of, pooled and similar accounts, will be aggregated upon notification of applicable accounts from the investor.

Automatic Cash Withdrawal Plan. Investors may automatically redeem shares on a monthly, quarterly, semi-annual, or annual basis if you have at least $10,000 in your account and if your account is directly registered with the Transfer Agent.

Since withdrawal payments may include a return of principal, redemptions for the purpose of making such payments may reduce or even use up the investment, depending upon the size of the payments and the fluctuations of the market price of the underlying fund securities. For this reason, the payments cannot be considered as a yield of income on the investment.

Retirement Plans. The Corporation offers various Retirement Plans: IRAs (generally for all individuals with employment income); 403(b)(7) plans (for employees of certain tax-exempt organizations and schools); and corporate pension and profit sharing (including 401(k)) plans. For full details as to these plans, you should request a copy of the plan document from the Transfer Agent. After reading the plan, you may wish to consult a competent financial or tax advisor if you are uncertain that the plan is appropriate for your needs.

Conversion of Class B Shares

Class B shares will automatically convert to Class A shares of the Fund eight years after the end of the calendar month in which the first purchase order for Class B shares was accepted, on the basis of the relative NAVs of the two classes and subject to the following terms: Class B shares acquired through the reinvestment of dividends and other distributions (“reinvested Class B shares”) will be converted to Class A shares on a pro rata basis only when Class B shares not acquired through reinvestment of dividends or other distributions (“purchased Class B shares”) are converted. The portion of reinvested Class B shares to be converted will be determined by the ratio that the purchased Class B shares eligible for conversion bear to the total amount of purchased Class B shares eligible in the shareholder’s account. For the purposes of calculating the holding period for conversion of Class B shares, the date of initial issuance means the sooner of: (a) the date on which the issuance of Class B shares occurred, or (b) for Class B shares obtained by an exchange or series of exchanges, the date on which the issuance of the original Class B shares occurred. This conversion to Class A shares will relieve Class B shares that have been outstanding for at least eight years (a period of time sufficient for the Distributor to have been compensated for distribution expenses related to such Class B shares) from the higher ongoing distribution fee paid by Class B shares. Only Class B shares have this conversion feature.

REDEMPTIONS OF SHARES

Payment for redeemed shares is ordinarily made within seven days after receipt by the Transfer Agent of redemption instructions in proper form. The redemption privilege may be suspended or payment may be postponed for more than seven days during any period when: (1) the NYSE is closed other than for customary weekend or holiday closings or trading thereon is restricted as determined by the SEC; (2) an emergency, as defined by the SEC, exists making trading of fund securities or valuation of net assets not reasonably practicable; or (3) the SEC has by order permitted such suspension or delay.

As more fully described in the Prospectuses, a fee of 2.00% of the current NAV of the shares being redeemed may be assessed and retained by the Fund under certain circumstances.

The Corporation reserves the right to redeem an account at its option upon not less than thirty days’ written notice if an account’s NAV is $1,000 or less and remains so during the notice period.

Redemptions in Kind

The Corporation’s Articles of Incorporation provide that it may redeem its shares in cash or wholly or in part in securities or other assets of the Corporation. To date, all redemptions have been made in cash, and the Corporation anticipates that all redemptions will be made in cash in the future. The Corporation has elected, pursuant to Rule 18f-1 under the 1940 Act, to commit itself to pay in cash all requests for redemption by any shareholder of record, limited in amount with respect to each shareholder during any ninety day period to the lesser of: (i) $250,000; or (ii) 1% of the NAV of the Corporation at the beginning of such period. If shares are redeemed through a distribution of the recipient would incur brokerage commissions upon the sale of such securities.

DETERMINATION OF NET ASSET VALUE

The Corporation will offer and sell its shares for cash or securities based on the Fund’s NAV, which will be determined in the manner set forth below. Shares of the Fund will be issued to a shareholder upon receipt of such consideration.

NAV is calculated separately for each class of the Fund. The NAV of Class B and Class C shares, as applicable, of the Fund will generally be lower than the NAV of Class AAA, Class A, and Class Y, as applicable, as a result of the higher service and distribution-related fees to which Class B and Class C shares are subject. It is expected, however, that the NAV per share of each class will tend to converge immediately after the recording of dividends, if any, which will differ by approximately the amount of the distribution and/or service fee expense accrual differential among the classes.

For purposes of determining the Fund’s NAV per share, portfolio securities for which market quotations are readily available are valued at their current market value. Portfolio securities for which market quotations are not readily available are valued at fair value as determined in good faith pursuant to policies and procedures approved by the Board. Portfolio securities listed or traded on a nationally recognized securities exchange or traded in the U.S. OTC market for which market quotations are readily available are valued at the last quoted sale price or a market’s official closing price as of the close of business on the day the securities are being valued. If there were no sales that day, the security is valued at the average of the closing bid and asked prices or, if there were no asked prices quoted on that day, then the security is valued at the closing bid price on that day. If no bid or asked prices are quoted on such day, the security is valued at the most recently available price or, if the Board so determines, by such other method as the Board shall determine in good faith to reflect its fair market value. Portfolio securities traded on more than one national securities exchange or market are valued according to the broadest and most representative market, as determined by the Adviser.

Portfolio securities primarily traded on a foreign market are generally valued at the preceding closing values of such securities on the relevant market, but may be fair valued pursuant to procedures established by the Board whenever the Fund concludes that occurrences after such closing times may have more than a minimal effect on the value of its portfolio. Debt instruments with remaining maturities of sixty days or less that are not credit impaired are valued at amortized cost, unless the Board determines such amount does not reflect the securities’ fair value, in which case these securities will be fair valued as determined by the Board. Debt instruments having a maturity greater than sixty days for which market quotations are readily available are valued at the average of the latest bid and asked prices. If there were no asked prices quoted on such day, the security is valued using the closing bid price. Futures contracts are valued at the closing settlement price of the exchange or board of trade on which the applicable contract is traded.

When a market price is not readily available, a portfolio security is valued at its fair value, as determined in good faith under procedures established by the Board. In determining fair value, the Fund’s pricing procedures establish a process and methodology to be employed by the Adviser in attempting to ascertain, in good faith, fair value. Fair value is defined as the amount for which securities could be sold in an orderly disposition over a reasonable period of time, taking into account the nature of the security. Fair valuation methodologies and procedures may include, but are not limited to: analysis and review of available financial and non-financial information about the company; comparisons to the valuation and changes in valuation of similar securities, including a comparison of foreign securities to the equivalent U.S. dollar value ADR securities at the close of the U.S. exchange; and evaluation of any other information that could be indicative of the value of the security. Fair value pricing, however, involves judgments that are inherently subjective and inexact, since fair valuation procedures are used only when it is not possible to be sure what value should be attributed to a particular security or when an event will affect the market price of a security and to what extent. As a result, there can be no assurance that fair value pricing will reflect actual market value and it is possible that the fair value determined for a security will be materially different from the value that actually could be or is realized upon the sale of that security. The Board will review the Adviser’s fair value determinations periodically. The value of the Fund’s portfolio may change on days the Fund is closed and on which you are not able to purchase or sell your shares.

The Fund may obtain valuations on the basis of prices provided by a pricing service approved by the Board. All other securities, including restricted and not readily marketable securities, are valued in good faith at fair value under procedures established by and under the general supervision and responsibility of the Board. Further information on fair valuation is provided in the Fund’s Prospectuses under “Pricing of Fund Shares.”

NYSE Closings. The holidays (as observed) on which the NYSE is closed, and therefore days upon which shareholders cannot redeem shares, currently are: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day and on the preceding Friday or subsequent Monday when a holiday falls on a Saturday or Sunday, respectively.

DIVIDENDS, DISTRIBUTIONS, AND TAXES

The Fund expects to annually satisfy the requirements to be treated as a regulated investment company (“RIC”) under Subchapter M of the Code described below under “Qualification as a Regulated Investment Company,” and thus the Fund expects that it will not be subject to federal income tax on its net investment income or net realized capital gains that it timely distributes to its shareholders. Certain technical rules are prescribed for computing net investment income and net capital gains. For example, dividends are generally treated as received on the ex-dividend date. Also, certain foreign currency losses and capital losses attributable to transactions after October 31 of a given year may be treated as arising on the first day of the next taxable year.

Backup Withholding. The Fund is required to withhold (currently at a rate of 28%) on all dividends, capital gain distributions and redemption proceeds otherwise payable to individuals and certain other non-corporate shareholders who do not provide the Fund or Adviser with a correct taxpayer identification number. Withholding at that rate also is required from dividends and capital gain distributions otherwise payable to those shareholders who are subject to backup withholding for any other reason. Backup withholding is not an additional tax and any amounts withheld may be credited against a shareholder’s ultimate federal income tax liability, if proper documentation is provided.

Redemption of Fund Shares. A shareholder’s redemption of fund shares may result in a taxable gain or loss, depending on whether the shareholder receives more or less than his or her adjusted basis in the shares. In addition, if the Fund’s shares are bought (including shares bought pursuant to the Automatic Reinvestment Plan) within 30 days before or after redeeming other shares of the Fund at a loss, all or a portion of that loss will not be deductible and will increase the basis in the newly purchased shares.

Class A Shareholders. A special tax rule applies when a shareholder redeems Class A shares within 90 days of purchase and subsequently acquires Class A shares of the Fund or another Gabelli/GAMCO fund without paying a sales charge due to the 90-day reinstatement privilege. In these cases, any gain on the redemption of the original Class A shares would be increased, or any loss would be decreased, by the amount of the sales charge paid when those shares were bought, and that amount would increase the basis in the Fund shares subsequently acquired.

Conversion of Class B Shares. A shareholder will recognize no gain or loss as a result of a conversion of Class B shares to Class A shares.

Qualification as a Regulated Investment Company. The Fund has elected to be, and intends to continue to qualify each taxable year for treatment as, a RIC. To so qualify, the Fund must distribute to its shareholders for each taxable year at least 90% of its investment company income (consisting generally of net investment income, the excess of net short term capital gain over net long term capital loss and net gain from certain foreign currency transactions, all determined without regard to any deduction for dividends paid) and at least 90% of its net tax-exempt income, if any (“Distribution Requirement”). The Fund also must meet several additional requirements, including the following: (1) the Fund must derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of securities or foreign currencies, other income (including gains from options, futures or forward contracts) derived with respect to its business of investing in securities or those currencies, and net income from an interest in a “qualified publicly traded partnership” (“QPTP”) (“Income Requirement”); (2) at the close of each quarter of the Fund’s taxable year, at least 50% of the value of its total assets must be represented by cash and cash items, U.S. government securities, securities of other RICs and other securities that are limited, in respect of any one issuer, to an amount that does not exceed 5% of the value of the Fund’s total assets and that does not represent more than 10% of the issuer’s outstanding voting securities (equity securities of QPTPs being considered voting securities for these purposes); and (3) at the close of each quarter of the Fund’s taxable year, not more than 25% of the value of its total assets may be invested in (a) securities (other than U.S. government securities or the securities of other RICs) of any one issuer, (b) securities (other than securities of other RICs) of two or more issuers the Fund controls (by owning at least 20% of the issuer’s outstanding voting securities) that are engaged in the same, similar or related trades, or businesses, or (c) securities of one or more QPTPs.

If the Fund failed to qualify for treatment as a RIC for any taxable year, (1) it would be taxed as an ordinary corporation on its taxable income for that year without being able to deduct the distributions it makes to its shareholders and (2) the shareholders would treat all those distributions, including distributions that otherwise would be distributions of net capital gain (the excess of net long term capital gain over net short term capital loss), as dividends to the extent of the Fund’s earnings and profits, taxable as ordinary income (except that under current law, for individual shareholders, the part thereof that is “qualified dividend income” (“QDI”) as described in the Prospectuses) would be subject to federal income tax at the rate for net capital gain — a maximum of 20%); such dividends would be eligible for the dividends-received deduction available to corporations under certain circumstances. In addition, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before re-qualifying for RIC treatment.

Distributions. Dividends and other distributions the Fund declares in October, November, or December of any year that are payable to its shareholders of record on a date in any of those months will be deemed to have been paid by the Fund and received by the shareholders on December 31 of that year if the Fund pays the distributions during the following January.

A portion of the dividends from the Fund (whether paid in cash or in additional fund shares) may be QDI and also may be eligible for the dividends-received deduction allowed to corporations. The eligible portion for the Fund may not exceed the aggregate dividends it receives from most U.S. corporations and, in the case of QDI, certain foreign corporations (and capital gain distributions thus are not eligible for the QDI or dividends-received deduction). However, dividends a corporate shareholder receives and deducts pursuant to the dividends-received deduction are subject indirectly to the federal alternative minimum tax.

If Fund shares are sold at a loss after being held for six months or less, the loss will be treated as long term, instead of short term, capital loss to the extent of any capital gain distributions received thereon.

Investors should consult a tax adviser concerning the federal, state, and local consequences of an investment in the Fund.

Taxation of Fund Operations. The Fund will be subject to a nondeductible 4% excise tax (“Excise Tax”) to the extent it fails to distribute by the end of any calendar year (1) 98% of its ordinary income for the calendar year and (2) 98.2% of its capital gain net income for the one-year period ending on October 31 of that year, plus other amounts from previous years that were undistributed and untaxed, if any.

Dividends and interest the Fund receives, and gains it realizes on foreign securities, may be subject to income, withholding or other taxes imposed by foreign countries and U.S. possessions that would reduce the return on its securities. Tax conventions between certain countries and the United States, however, may reduce or eliminate those taxes, and many foreign countries do not impose taxes on capital gains in respect of investments by foreign investors.

The Fund may invest in the stock of a Passive Foreign Investment Company (“PFIC”). A PFIC is any foreign corporation (with certain exceptions) that, in general, meets either of the following tests: (1) at least 75% of its gross income for the taxable year is passive or (2) an average of at least 50% of its assets produce, or are held for the production of, passive income. Under certain circumstances, the Fund will be subject to federal income tax on a portion of any “excess distribution” it receives on the stock of a PFIC or of any gain from disposition of that stock (collectively “PFIC income”), plus interest thereon, even if the Fund distributes the PFIC income as a taxable dividend to its shareholders. The balance of the PFIC income will be included in the Fund’s investment company taxable income and, accordingly, will not be taxable to it to the extent it distributes that income to its shareholders. The Fund’s distributions attributable to PFIC income will not be eligible for the 20% maximum federal income tax rate on QDI.

If the Fund invests in a PFIC and elects to treat the PFIC as a “qualified electing fund” (“QEF”), then in lieu of the foregoing tax and interest obligation, the Fund would be required to include in income each taxable year its pro rata share of the QEF’s annual ordinary earnings and net capital gain (which the Fund likely would have to distribute to satisfy the Distribution Requirement and avoid imposition of the Excise Tax), even if the QEF does not distribute those earnings and gain to the Fund. In most instances it will be very difficult, if not impossible, to make this election because of certain of its requirements.

The Fund may elect to “mark to market” its stock in any PFIC. “Marking-to-market,” in this context, means including in gross income (as ordinary income) each taxable year the excess, if any, of the fair market value of a PFIC’s stock over the Fund’s adjusted basis therein as of the end of that year. Pursuant to the election, the Fund also would be allowed to deduct (as an ordinary, not capital, loss) the excess, if any, of its adjusted basis in PFIC stock over the fair value thereof as of the taxable year-end, but only to the extent of any net mark-to-market gains with respect to that stock the Fund included in income for prior taxable years under the election. The Fund’s adjusted basis in each PFIC’s stock with respect to which it has made the election will be adjusted to reflect the amounts of income included and deductions taken thereunder.

Investors should be aware that the Fund may not be able, at the time it acquires a foreign corporation’s shares, to ascertain whether the corporation is a PFIC and that a foreign corporation may become a PFIC after the Fund acquires shares therein. While the Fund generally will seek to avoid investing in PFIC shares to avoid the tax consequences detailed above, there are no guarantees that it will be able to do so, and the Fund reserves the right to make such investments as a matter of its investment policy.

The Foreign Account Tax Compliance Act (“FATCA”). A 30% withholding tax on your Fund’s distributions, including capital gains distributions, and on gross proceeds from the sale or other disposition of shares of the Fund generally applies if paid to a foreign entity unless: (i) if the foreign entity is a “foreign financial institution,” it undertakes certain due diligence, reporting, withholding and certification obligations, (ii) if the foreign entity is not a “foreign financial institution,” it identifies certain of its U.S. investors or (iii) the foreign entity is otherwise excepted under FATCA. Withholding under FATCA is required: (i) with respect to certain distributions from your Fund beginning on July 1, 2014; and (ii) with respect to certain capital gains distributions and gross proceeds from a sale or disposition of Fund shares that occur on or after January 1, 2017. If withholding is required under FATCA on a payment related to your shares, investors that otherwise would not be subject to withholding (or that otherwise would be entitled to a reduced rate of withholding) on such payment generally will be required to seek a refund or credit from the IRS to obtain the benefits of such exemption or reduction. The Fund will not pay any additional amounts in respect to amounts withheld under FATCA. You should consult your tax advisor regarding the effect of FATCA based on your individual circumstances.

The use of hedging strategies, such as writing (selling) and purchasing options and futures contracts and entering into forward contracts, involves complex rules that will determine for income tax purposes the amount, character, and timing of recognition of the gains and losses the Fund realizes in connection therewith. Gains from the disposition of foreign currencies (except certain gains that may be excluded by future regulations), and gains from options, futures, and forward contracts the Fund derives with respect to its business of investing in securities or foreign currencies, will be treated as qualifying income under the Income Requirement.

Certain futures contracts (other than “securities futures contracts,” as defined in section 1234B(c) of the Code), foreign currency contracts and “non-equity” options (i.e., certain listed options, such as those on a “broad-based” securities index) in which the Fund may invest may be subject to section 1256 of the Code (“section 1256 contracts”). Any section 1256 contracts the Fund holds at the end of its taxable year generally must be “marked-to-market” (that is, treated as having been sold at that time for their fair market value) for federal income tax purposes, with the result that unrealized gains or losses will be treated as though they were realized. Sixty percent of any net gain or loss recognized on these deemed sales, and 60% of any net realized gain or loss from any actual sales of section 1256 contracts, will be treated as long term capital gain or loss, and the balance will be treated as short term capital gain or loss. These rules may operate to increase the amount that the Fund must distribute to satisfy the Distribution Requirement (i.e., with respect to the portion treated as short term capital gain), which will be taxable to the shareholders as ordinary income, and to increase the net capital gain the Fund recognizes, without in either case increasing the cash available to the Fund. The Fund may elect not to have the foregoing rules apply to any “mixed straddle” (that is, a straddle, clearly identified by the Fund in accordance with the Treasury Regulations, at least one (but not all) of the positions of which are section 1256 contracts), although doing so may have the effect of increasing the relative proportion of net short term capital gain and thus increasing the amount of ordinary income dividends that must be distributed.

Gains or losses (1) from the disposition of foreign currencies, including forward contracts, (2) on the disposition of each foreign-currency-denominated debt security that are attributable to fluctuations in the value of the foreign currency between the dates of acquisition and disposition of the security and (3) that are attributable to exchange rate fluctuations between the time the Fund accrues interest, dividends or other receivables, or expenses or other liabilities, denominated in a foreign currency and the time the Fund actually collects the receivables or pays the liabilities, generally will be treated as ordinary income or loss. These gains or losses will increase or decrease the amount of the Fund’s investment company taxable income available to be distributed to its shareholders as ordinary income, rather than increasing or decreasing the amount of its net capital gain. If these losses exceed other investment company taxable income during a taxable year, the Fund would not be able to distribute any dividends, and any distributions made during that year before the losses were realized would be re-characterized as a return of capital to shareholders, rather than as a dividend, thereby reducing each shareholder’s basis in his or her fund shares.

Offsetting positions in any actively traded security, option, futures, or forward contract the Fund enters into or holds may constitute a “straddle” for federal income tax purposes. Straddles are subject to certain rules that may affect the amount, character, and timing of the Fund’s gains and losses with respect to positions of the straddle by requiring, among other things, that (1) loss realized on disposition of one position of a straddle be deferred to the extent of any unrealized gain in an offsetting position until the latter position is disposed of, (2) the Fund’s holding period in certain straddle positions do not begin until the straddle is terminated (possibly resulting in gain being treated as short term rather than long term capital gain) and (3) losses recognized with respect to certain straddle positions, that otherwise would constitute short term capital losses, will be treated as long term capital losses. Applicable regulations also provide certain “wash sale” rules, which apply to transactions where a position is sold at a loss and a new offsetting position is acquired within a prescribed period, and “short sale” rules applicable to straddles. Different elections are available to the Fund, which may mitigate the effects of the straddle rules, particularly with respect to mixed straddles.

When a covered call option written (sold) by the Fund expires, it will realize a short term capital gain equal to the amount of the premium it received for writing the option. When the Fund terminates its obligations under such an option by entering into a closing transaction, it will realize a short term capital gain (or loss), depending on whether the cost of the closing transaction is less (or more) than the premium it received when it wrote the option. When a covered call option written by the Fund is exercised, the Fund will be treated as having sold the underlying security, producing long term or short term capital gain or loss; depending on the holding period of the underlying security and whether the sum of the option price received on the exercise plus the premium received when it wrote the option is more or less than the underlying security’s basis.

If the Fund has an “appreciated financial position” — generally, an interest (including an interest through an option, futures or forward contract or short sale) with respect to any stock, debt instrument (other than “straight debt”) or partnership interest the fair market value of which exceeds its adjusted basis — and enters into a “constructive sale” of the position, the Fund will be treated as having made an actual sale thereof, with the result that gain will be recognized at that time. A constructive sale generally consists of a short sale, an offsetting notional principal contract or a futures or forward currency contract the Fund or a related person enters into with respect to the same or substantially identical property. In addition, if the appreciated financial position is itself a short sale or such a contract, acquisition of the underlying property or substantially identical property will be deemed a constructive sale. The foregoing will not apply, however, to the Fund’s transaction during any taxable year that otherwise would be treated as a constructive sale if the transaction is closed within thirty days after the end of that year and the Fund holds the appreciated financial position unhedged for sixty days after that closing (i.e., at no time during that sixty day period is the Fund’s risk of loss regarding that position reduced by reason of certain specified transactions with respect to substantially identical or related property, such as having an option to sell, being contractually obligated to sell, making a short sale or granting an option to buy substantially identical stock or securities).

If the Fund acquires zero coupon or other securities issued with OID and/or TIIS, on which principal is adjusted based on changes in the Consumer Price Index, it must include in its gross income the OID that accrues on those securities, and the amount of any principal increases on TIIS, during the taxable year, even if the Fund receives no corresponding payment on them during the year. The Fund has elected similar treatment with respect to securities purchased at a discount from their face value (“market discount”). Because the Fund annually must distribute substantially all of its investment company taxable income, including any accrued OID, market discount and other non-cash income, to satisfy the Distribution Requirement and avoid imposition of the Excise Tax, it may be required in a particular year to distribute as dividends an amount that is greater than the total amount of cash it actually receives. Those distributions would have to be made from the Fund’s cash assets or from the proceeds of sales of portfolio securities, if necessary. The Fund might realize capital gains or losses from those sales, which would increase or decrease its investment company taxable income and/or net capital gain.

This discussion and the related discussion in the Prospectuses have been prepared by Fund management. The portfolio manager considers taxes to be of secondary importance in making investment decisions for the Fund. The Fund may produce taxable income to shareholders even during periods when the share price has declined. The information above is only a summary of some of the tax considerations generally affecting the Fund and its shareholders. No attempt has been made to discuss individual tax consequences and this discussion should not be construed as applicable to all shareholders’ tax situations. Investors should consult their own tax advisers to determine the suitability of the Fund and the applicability of any state, local or foreign taxation. Paul Hastings has expressed no opinion in respect thereof and no rulings are expected to be sought from the Internal Revenue Service.

DESCRIPTION OF THE FUND’S SHARES

Capital Stock

The authorized capital stock of the Corporation consists of 600,000,000 shares of Class AAA, Class A, Class B, Class C, and Class Y Common Stock, par value $.001 per share. The shares of Common Stock may be divided into series with each series representing a separate fund. The Board may determine the number of authorized shares for each series and to create any new series of Common Stock. New classes may be authorized by the Board from time to time as new funds with separate investment objectives and policies are established.

Each class of shares is entitled to participate in dividends and distributions declared by the Fund and in net assets of the Fund upon liquidation or dissolution remaining after satisfaction of outstanding liabilities, except that each class will bear its own distribution and shareholder servicing charges. The shares of the Fund, when issued, will be fully paid and nonassessable, have no preference, preemptive, conversion (except as described above), exchange or similar rights, and will be freely transferable. Holders of shares of the Fund are entitled to redeem their shares as set forth in the Prospectuses. The rights of redemption and conversion rights are described elsewhere herein and in the Prospectuses.

Classes of Shares. The Fund consists of Class AAA Shares, Class A shares, Class B shares, Class C shares, and Class Y shares. A share of each class of the Fund represents an identical interest in the Fund’s investment portfolio and has the same rights, privileges, and preferences. However, each class may differ with respect to sales charges, if any, distribution and/or service fees, if any, other expenses allocable exclusively to each class, and voting rights on matters exclusively affecting that class. The different sales charges and other expenses applicable to the different classes of shares of the Fund will affect the performance of those classes. Each share of the Fund is entitled to participate equally in dividends, other distributions, and the proceeds of any liquidation of the Fund. However, due to the differing expenses of the classes, dividends and liquidation proceeds on Class AAA, Class A, Class B, Class C, and Class Y shares will differ.

Voting Rights. Shareholders of the Fund are entitled to one vote for each full share held and fractional votes for fractional shares held. Voting rights are not cumulative and, as a result, the holders of more than 50% of all the shares of the Fund as a group may elect all of the Directors of the Corporation. The shares of each series of the Corporation will be voted separately, except when an aggregate vote of all the series of the Corporation is required by law.

Shareholder Meetings. The Corporation does not hold annual meetings. Shareholders of record of no less than two-thirds of the outstanding shares of the Corporation may remove a Director through a declaration in writing or by vote cast in person or by proxy at a meeting called for that purpose. A meeting will be called to vote on the removal of a Director at the written request of holders of 25% of the outstanding shares of the Corporation.

Class-Specific Expenses. The Fund may determine to allocate certain of its expenses (in addition to service and distribution fees) to the specific classes of its shares to which those expenses are attributable. For example, Class B and Class C shares bear higher transfer agency fees per shareholder account than those borne by Class AAA, Class A, or Class Y shares. The higher fee is imposed due to the higher costs incurred by the transfer agent in tracking shares subject to a contingent deferred sales charge because, upon redemption, the duration of the shareholder’s investment must be determined in order to determine the applicable charge. Although the transfer agency fee will differ on a per account basis as stated above, the specific extent to which the transfer agency fees will differ between the classes as a percentage of net assets is not certain, because the fee as a percentage of net assets will be affected by the number of shareholder accounts in each class and the relative amounts of net assets in each class.

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP, (“PwC”) independent registered public accounting firm, is responsible for auditing the Fund’s annual financial statements. PwC provides audit services and tax return preparation services in connection with the Fund.

Custodian

State Street, 225 Franklin Street, Boston, Massachusetts 02110, is the Custodian for the Fund’s cash and securities. Boston Financial Data Services, Inc. (“BFDS”), an affiliate of State Street, located at The BFDS Building, 30 Dan Road, Canton, MA 02021-2809, performs the shareholder services on behalf of State Street and acts as the Fund’s transfer agent and dividend disbursing agent. Neither BFDS or State Street assists in or is responsible for investment decisions involving assets of the Fund.

Transfer Agent

Boston Financial Data Services, Inc., 225 Franklin Street, Boston, MA 02110, serves as the transfer agent and dividend disbursing agent for the Fund.

Counsel

Paul Hastings LLP, 75 East 55th Street, New York, New York 10022, serves as the Corporation’s legal counsel.

FINANCIAL STATEMENTS

The Fund’s financial statements for the fiscal year ended October 31, 2013, including the Report of PwC, independent registered public accounting firm, are incorporated by reference to the Fund’s October 31, 2013 Annual Report to Shareholders.You may request a copy of the Annual Report at no charge by calling 800-GABELLI (800-422-3554) or through the internet at www.gabelli.com.

APPENDIX A

DESCRIPTION OF CORPORATE DEBT RATINGS

MOODY’S INVESTORS SERVICE, INC.

Aaa:	Obligations rated Aaa are judged to be of the highest quality, with minimal credit risk.

Aa:	Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A:	Obligations rated A are considered as upper-medium grade and are subject to low credit risk.

Baa:	Obligations rated Baa are subject to moderate credit risk. They are considered medium grade and as such may possess certain speculative characteristics.

Ba:	Obligations rated Ba are judged to have speculative elements and are subject to substantial credit risk.

B:	Obligations rated B are considered speculative and are subject to very high credit risk.

Caa:	Obligations rated Caa are judged to be of poor standing and are subject to very high credit risk.

Ca:	Obligations rated Ca are highly speculative and are likely in, or very near, default, with little prospect of recovery of principal and interest.

C:	Obligations rated C are the lowest rated class of bonds and are typically in default, with little prospect for recovery of principal or interest.

Unrated:	Where no rating has been assigned or where a rating has been suspended or withdrawn, it may be for reasons unrelated to the quality of the issue.

Should no rating be assigned, the reason may be one of the following:

1.	An application for rating was not received or accepted.

2.	The issue or issuer belongs to a group of securities that are not rated as a matter of policy.

3.	There is a lack of essential data pertaining to the issue or issuer.

4.	The issue was privately placed, in which case the rating is not published in Moody’s Investors Service, Inc.’s publications.

Suspension or withdrawal may occur if new and material circumstances arise, the effects of which preclude satisfactory analysis; if there is no longer available reasonable up-to-date data to permit a judgment to be formed; if a bond is called for redemption; or for other reasons.

Note:	Moody’s may apply numerical modifiers, 1, 2 and 3 in each generic rating classification from Aa through B in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

A-1

STANDARD & POOR’S RATINGS SERVICES (“S&P”)

AAA:	An obligation rated ‘AAA’ has the highest rating assigned by S&P. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

AA:	An obligation rated ‘AA’ differs from the highest rated obligations only in small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

A:	An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB:	An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB, B, CCC, CC, C	Obligations rated ‘BB’, ‘B’, ‘CCC’, ‘CC’, and ‘C’ are regarded as having significant speculative characteristics. ‘BB’ indicates the least degree of speculation and ‘C’ the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

C1:	The rating C1 is reserved for income bonds on which no interest is being paid.

D:	Bonds rated D are in payment default, and payment of interest and/or repayment of principal is in arrears.

Plus (+) or Minus (-)	The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

NR:	Indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular type of obligation as a matter of policy.

Description of S&P and Moody’s commercial paper ratings:

The designation A-1 by S&P indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issues determined to possess overwhelming safety characteristics are denoted with a plus sign designation. Capacity for timely payment on issues with an A-2 designation is strong. However, the relative degree of safety is not as high as for issues designated A-1.

The rating Prime-1 (P-1) is the highest commercial paper rating assigned by Moody’s. Issuers of P-1 paper must have a superior capacity for repayment of short term promissory obligations, and ordinarily will be evidenced by leading market positions in well established industries, high rates of return of funds employed, conservative capitalization structures with moderate reliance on debt and ample asset protection, broad margins in earnings coverage of fixed financial charges and high internal cash generation, and well established access to a range of financial markets and assured sources of alternate liquidity.

A-2

PART C: OTHER INFORMATION

Item 28. Exhibits

(a)(i)	Articles of Incorporation, dated March 23, 2007, are incorporated by reference to the Registrant’s Registration Statement on Form N-1A as filed with the SEC on March 26, 2007 (Accession No. 0001193125-07-064326).

(a)(ii)	Articles of Amendment, dated November 17, 2009, is incorporated by reference to Post-Effective Amendment No. 5 to the Registration Statement as filed with the SEC via EDGAR on December 23, 2009 (Accession No. 0000950123-09-072944) (“Post-Effective Amendment No. 5”).

(a)(iii)	Articles Supplementary, dated November 17, 2009, is incorporated by reference to Post-Effective Amendment No. 5.

(b)	Amended and Restated By-Laws, dated August 19, 2009, are incorporated by reference to Post-Effective Amendment No. 7 to the Registrant’s Registration Statement on Form N-1A as filed with the SEC on February 28, 2011 (Accession No. 0000950123-11-019693).

(c)	Not Applicable.

(d)(i)	Investment Adviser’s Agreement between the Registrant and Enterprise Capital Management, Inc., dated September 20, 2007, is incorporated by reference to Post-Effective Amendment No. 2 to the Registration Statement as filed with the SEC via EDGAR on February 28, 2008 (Accession No. 0001193125-08-042036) (“Post-Effective Amendment No. 2”).

(d)(ii)	Investment Advisory Agreement between Enterprise Capital Management, Inc. and GAMCO Asset management, Inc., dated September 20, 2007, is incorporated by reference to Post-Effective Amendment No. 2.

(d)(iii)	Form of Investment Advisory Agreement between the Registrant and Gabelli Funds, LLC is incorporated by reference to Post-Effective Amendment No. 3 to the Registration Statement as filed with the SEC via EDGAR on March 6, 2008 (Accession No. 0001193125-08-049050) (“Post-Effective Amendment No. 3”).

(e)	Distribution Agreement between the Registrant and G.distributors, LLC, dated August 1, 2011, is incorporated by reference to Post-Effective Amendment No. 9 to the Registration Statement, as filed with the SEC via EDGAR on February 24, 2012 (Accession No. 0001193125-12-077143).

(f)	Not Applicable.

(g)	Amended and Restated Master Custodian Agreement between the Registrant and State Street Bank and Trust Company, dated July 2, 2001, as amended, is incorporated by reference to Post-Effective Amendment No. 11 to the Registration Statement, as filed with the SEC via EDGAR on February 28, 2013 (Accession No. 0001193125-13-084468).

(h)(i)	Mutual Funds Service Agreement between the Registrant and AXA Equitable Life Insurance Company, dated September 20, 2007 is incorporated by reference to Post-Effective Amendment No. 2.

(h)(ii)	Transfer Agency and Service Agreement between the Registrant and Boston Financial Data Services, Inc., a division of State Street Bank and Trust Company, is incorporated by reference to Pre-Effective Amendment No. 1.

(h)(iii)	Expense Limitation Agreement between the Registrant, Enterprise Capital Management, Inc. and AXA Equitable Life Insurance Company, dated September 20, 2007, is incorporated by reference to Post-Effective Amendment No. 2.

(h)(iii)(a)	Form of Expense Limitation Agreement between Registrant and Gabelli Funds, LLC, is incorporated by reference to Post-Effective Amendment No. 3.

(h)(iv)	Agreement and Plan of Reorganization is incorporated by reference to Post-Effective Amendment No. 1 to the Registration Statement as filed with the SEC via EDGAR on September 21, 2007 (Accession No. 0001193125-07-205507).

(i)	Legal Opinion of Kirkpatrick & Lockhart Gates Ellis LLP is incorporated by reference to Post-Effective Amendment No. 3.

(j)(i)	Consent of PricewaterhouseCoopers LLP, Independent Registered Public Accounting Firm, is filed herewith.

(j)(ii)	Consent of Paul Hastings LLP, Fund Counsel, is filed herewith.

(j)(iii)	Powers of Attorney for Anthony J. Colavita, James P. Conn, Vincent D. Enright, Arthur V. Ferrara, Kuni Nakamura, Regina Pitaro, and Salvatore J. Zizza, dated February 25, 2009, are incorporated by reference to Post-Effective Amendment No. 4 to the Registration Statement as filed with the SEC via EDGAR on February 27, 2009 (Accession No. 0000935069-09-000478) (“Post Effective Amendment No. 4”)

(k)	Not Applicable.

(l)	Not Applicable.

(m)(i)	Distribution Plan pursuant to Rule 12b-1 with respect to Class A shares of the Registrant is incorporated by reference to Pre-Effective Amendment No. 1.

(m)(ii)	Distribution Plan pursuant to Rule 12b-1 with respect to Class B shares of the Registrant is incorporated by reference to Pre-Effective Amendment No. 1.

(m)(iii)	Distribution Plan pursuant to Rule 12b-1 with respect to Class C shares of the Registrant is incorporated by reference to Pre-Effective Amendment No. 1.

(m)(iv)	Distribution Plan pursuant to Rule 12b-1 with respect to Class AAA shares of the Registrant, dated November 17, 2009, is incorporated by reference to Post-Effective Amendment No. 5.

(n)(i)	Plan pursuant to Rule 18f-3 under the Investment Company Act of 1940 is incorporated by reference to Pre-Effective Amendment No. 1.

(n)(ii)	Amended and Restated Plan pursuant to Rule 18f-3 under the Investment Company Act of 1940, dated November 17, 2009, is incorporated by reference to Post-Effective Amendment No. 5.

(o)	Reserved.

(p)(i)	Code of Ethics of the Registrant, Enterprise Capital Management, Inc., and Enterprise Fund Distributors, Inc., is incorporated by reference to Pre-Effective Amendment No. 1.

(p)(ii)	Code of Ethics of the Subadviser is incorporated by reference to Pre-Effective Amendment No. 1.

(p)(iii)	Revised Code of Ethics for the Registrant, Gabelli Funds, LLC, GAMCO Asset Management, Inc., G.research, Inc., G.distributors, LLC, Teton Advisors, Inc., Gabelli Fixed Income LLC, and Gabelli Securities, Inc., dated February 18, 2014, is filed herewith.

Item. 29. Persons Controlled by or Under Common Control with Registrant

None.

Item. 30. Indemnification

Article VI of the Registrant’s Articles of Incorporation states:

(4) Each director and each officer of the Corporation shall be indemnified by the Corporation to the full extent permitted by the General Laws of the State of Maryland.

Article 7 of the Registrant’s By-Laws states:

Each director and officer of the Corporation shall be indemnified by the Corporation to the full extent permitted under the Maryland General Corporate Law, except that such indemnity shall not protect any such person against any liability for Disabling Conduct. Disabling Conduct includes (a) liability in connection with any proceeding in which it is determined that (i) the act or omission of the director or officer was material to the matter giving rise to the proceeding, and was committed in bad faith or was the result of active and deliberate dishonesty, or (ii) the director or officer actually received an improper personal benefit in money, property or services, or (iii) in the case of any criminal proceeding, the director or officer had reasonable cause to believe that the act or omission was unlawful, and (b) acts or omissions which would subject the officer or director to liability to the Corporation or any security holders arising from the officer’s or director’s willful malfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office. Absent a final decision on the merits by a court or other body before whom the proceeding was brought that the officer or director seeking indemnification was not liable on the merits or was not liable by reason of Disabling Conduct, the decision by the Corporation to indemnify such person must be based upon a reasonable determination, after review of the facts, by independent legal counsel in a written opinion or by the vote of a majority of a quorum of the directors who are neither “interested persons” as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended, nor parties to the proceeding (“non-parry independent directors”), that such officer or director was not liable by reason of Disabling Conduct.

Each officer and director of the Corporation claiming indemnification within the scope of this Article 7 shall be entitled to advances from the Corporation for payment of the reasonable expenses (including attorney’s fees) incurred by him in connection with proceedings to which he is a party in the manner and to the full extent permitted under Maryland General Corporate Law without a preliminary determination as to his or her ultimate entitlement to indemnification (except as set forth below); provided, however, that the person seeking indemnification shall provide to the Corporation a written affirmation of his good faith belief that the standard of conduct necessary for indemnification by the Corporation has been met and a written undertaking to repay any such advance, if it should ultimately be determined that the standard of conduct has not been met, and provided further that in order to advance expenses for the defense of a proceeding brought by the Corporation or its security holders at least one of the following additional conditions must be met: (a) the person seeking indemnification shall provide a security in form and amount acceptable to the Corporation for his undertaking; (b) the Corporation is insured against losses arising by reason of the advance; (c) a majority of a quorum of non-party independent directors, or independent legal counsel in a written opinion, shall determine, based on a review of facts readily available to the Corporation at the time the advance is proposed to be made, that there is reason to believe that the person seeking indemnification will ultimately be found to be entitled to indemnification.

Any indemnification, or payment of expenses in advance of the final disposition of any action, suit or proceeding, shall be made promptly, and in any event within 60 days, upon the written request of the director or officer. The right to indemnification and advances hereunder shall be enforceable by the director or officer in any court of competent jurisdiction, if (i) the Corporation denies such request, in whole or in part, or (ii) no disposition thereof is made within 60 days. The costs and expenses of the director or officer incurred in connection with successfully establishing his or her right to indemnification, in whole or in part, in any such action shall also be reimbursed by the Corporation. It shall be a defense to any action for advance for expenses that(a) a determination would preclude indemnification or (b) the Corporation has not received both (i) an undertaking as required by law to repay such advances in the event it shall ultimately be determined that the standard of conduct has not been met and (ii) a written affirmation by the director or officer of such person’s good faith believe that the standard of conduct necessary for indemnification by the Corporation has been met.

The Corporation may purchase insurance on behalf of an officer or director protecting such person to the full extent permitted under the General Laws of the State of Maryland from liability arising from his activities as officer or director of the Corporation.

The indemnification and advance of expenses provided hereunder shall not be deemed exclusive of any other rights to which a director or officer seeking indemnification or advance of expenses may be entitled under any law (common or statutory), or any agreement, vote of security holders or non-party independent directors, or other provision that is consistent with law, both as to action in an official capacity and as to action in another capacity while holding office or while employed by or acting as agent for the Corporation, shall continue as to a person who has ceased to be a director or officer, and shall inure to the benefit of heirs, executors and administrators of such person. The Corporation shall not be liable for any payment hereunder in connection with a claim made by a director or officer to the extent such director or officer has otherwise actually received payment under an insurance policy, agreement, vote or otherwise. The right to indemnification and advances for expenses conferred hereunder to directors and officers shall be a contract right and shall not be affected adversely to any director or officer by any amendment of these bylaws with respect to any action or inaction occurring prior to such amendment; provided, however, that this provision shall not confer upon any indemnitee or potential indemnitee (in his or her capacity as such) the right to consent or object to any subsequent amendment of these bylaws.

The Corporation shall indemnify, make advances, or purchase insurance to the extent provided in this Article 7 on behalf of an employee or agent who is not an officer or director of the Corporation.

Section 5. of the Registrant’s Investment Advisory Agreement states:

5. Indemnity

(a) The Company, on behalf of the Fund, hereby agrees to indemnify the Adviser and each of the Adviser’s directors, officers, employees, and agents (including any such individual who also serves at the Adviser’s request as director, officer, partner, trustee or the like of another corporation) and controlling persons (each such person being an “indemnitee”) against any liabilities and expenses, including amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and counsel fees (all as provided in accordance with applicable corporate law) reasonably incurred by such indemnitee in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, before any court or administrative or investigative body in which it/he may be or may have been involved as a party or otherwise or with which it/he may be or may have been threatened, while acting in any capacity set forth above in this paragraph or thereafter by reason of its/his having acted in any such capacity, except with respect to any matter as to which it/he shall have been adjudicated not to have acted in good faith in the reasonable belief that its/his action was in the best interest of the Fund and furthermore, in the case of any criminal proceeding, so long as it/he had no reasonable cause to believe that the conduct was unlawful, provided, however, that (1) no indemnitee shall be indemnified hereunder against any liability to the Company (including the Fund) or its shareholders or any expense of such indemnitee arising by reason of (i) willful misfeasance, (ii) bad faith, (iii) gross negligence, (iv) reckless disregard of the duties or obligations involved in the conduct of its/his position (the conduct referred to in such clauses (i) through (v) being sometimes referred to herein as “disabling conduct”), (2) as to any matter disposed of by settlement or a compromise payment by such indemnitee, pursuant to a consent decree or otherwise, no indemnification either for said payment or for any other expenses shall be provided unless there has been a determination that such settlement or compromise is in the best interest of the Fund and that such indemnitee appears to have acted in good faith in the reasonable belief that its/his action was in the best interest of the Fund and did not involve disabling conduct by such indemnitee and (3) with respect to any action, suit or other proceeding voluntarily prosecuted by any indemnitee as plaintiff, indemnification shall be mandatory only if the prosecution of such action, suit or other proceeding by such indemnitee was authorized by a majority of the full Board of the Company. Notwithstanding the foregoing the Company shall not be obligated to provide any such indemnification to the extent such provision would waive any right which the Company cannot lawfully waive.

(b) The Company, on behalf of the Fund, shall make advance payments in connection with the expenses of defending any action with respect to which indemnification might be sought hereunder if the Company receives a written affirmation of the indemnitee’s good faith belief that the standard of conduct necessary for indemnification has been met and a written undertaking to reimburse the Company unless it is subsequently determined that he is entitled to such indemnification and if the Directors of the Company determine that the facts then known to them would not preclude indemnification. In addition, at least one of the following conditions must be met: (A) the indemnitee shall provide a security for his written undertaking to reimburse the Company, (B) the Company shall be insured against losses arising by reason of any lawful advances, or (C) a majority of a quorum (as set forth in the Company’s by-laws) of Directors of the Company who are neither “interested persons” of the Company (as defined in Section 2(a)(19) of the Act) nor parties to the proceeding (“Disinterested Non-Party Directors”) or an independent legal counsel in a written opinion, shall determine, based on a review of readily available facts (as opposed to a full trial-type inquiry), that there is reason to believe that the indemnitee ultimately will be found entitled to indemnification.

(c) All determinations with respect to indemnification hereunder shall be made in compliance with paragraph 5(a) of this Agreement and (1) by a final decision on the merits by a court or other body before whom the proceeding was brought that such indemnitee is not liable by reason of disabling conduct did not act in bad faith or the belief that its/his conduct was unlawful, as the case may be, or, (2) in the absence of such a decision, by (i) a majority vote of a quorum of the Disinterested Non-Party Directors of the Company, or (ii) if such a quorum is not obtainable or even, if obtainable, if a majority vote of such quorum so directs, independent legal counsel in a written opinion.

The rights accruing to any indemnitee under these provisions shall not exclude any other right to which he may be lawfully entitled.

Paragraph 10 of the Registrant’s Distribution Agreement states:

In the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties hereunder on the part of the Distributor, the Corporation on behalf of the Fund agrees to indemnify the Distributor against any and all claims, demands, liabilities and expenses which the Distributor may incur under the 1933 Act, or common law or otherwise, arising out of or based upon any alleged untrue statement of a material fact contained in any Registration Statement or prospectus of the Fund, or any omission to state a material fact therein, the omission of which makes any statement contained therein misleading, unless such statement or omission was made in reliance upon, and in conformity with, information furnished to the Corporation or the Fund in connection therewith by or on behalf of the Distributor. The Distributor agrees to indemnify the Corporation and the Fund against any and all claims, demands, liabilities and expenses which the Corporation or the Fund may incur arising out of or based upon any act or deed of the Distributor or its sales representatives which has not been authorized by the Corporation or the Fund in its Registration Statement or in this Agreement.

The Distributor agrees to indemnify the Corporation and the Fund against any and all claims, demands, liabilities and expenses which the Corporation or the Fund may incur under the 1933 Act, or common law or otherwise, arising out of or based upon any alleged untrue statement of a material fact contained in any Registration Statement or prospectus of the Fund, or any omission to state a material fact therein if such statement or omission was made in reliance upon, and in conformity with, information furnished to the Corporation or the Fund in connection therewith by or on behalf of the Distributor.

Notwithstanding any other provision of this Agreement, the Distributor shall not be liable for any errors of the Fund’s transfer agent(s), or for any failure of any such transfer agent to perform its duties.

Section 12(iv)(a) of the Registrant’s Global Custody Agreement states:

(A) Customer shall indemnify and hold Bank and its directors, officers, agents and employees (collectively the “Indemnitees”) harmless from and against any and all claims, liabilities, losses, damages, fines, penalties, and expenses, including out-of-pocket and incidental expenses and legal fees (“Losses”) that may be incurred by, or asserted against, the Indemnitees or any of them for following any instructions or other directions upon which Bank is authorized to rely pursuant to the terms of this Agreement.

(B) In addition to and not in limitation of the preceding subparagraph, Customer shall also indemnify and hold the Indemnitees and each of them harmless from and against any and all Losses that may be incurred by, or asserted against, the Indemnitees or any of them in connection with or arising out of Bank’s performance under this Agreement, provided the Indemnitees have not acted with negligence or engaged in willful misconduct.

(C) In performing its obligations hereunder, Bank may rely on the genuineness of any document which it reasonably believes in good faith to have been validly executed.

Section 8 of the Registrant’s Transfer Agency Services Agreement states:

8. Indemnification

8.1 The Transfer Agent shall not be responsible for, and the Fund shall indemnify and hold the Transfer Agent harmless from and against, any and all losses, damages, costs, charges, counsel fees, payments, expenses and liability arising out of or attributable to:

(a) All actions of the Transfer Agent or its agents or subcontractors required to be taken pursuant to this Agreement (including the defense of any law suit in which the Transfer Agent or affiliate is a named party), provided that such actions are taken in good faith and without negligence or willful misconduct;

(b) The Fund’s lack of good faith, negligence or willful misconduct;

(c) The reliance upon, and any subsequent use of or action taken or omitted, by the Transfer Agent, or its agents or subcontractors on: (i) any information, records, documents, data, stock certificates or services, which are received by the Transfer Agent or its agents or subcontractors by machine readable input, facsimile, CRT data entry, electronic instructions or other similar means authorized by the Fund, and which have been prepared, maintained or performed by the Fund or any other person or firm on behalf of the Fund including but not limited to any broker-dealer, TPA or previous transfer agent; (ii) any instructions or requests of the Fund or any of its officers; (iii) any instructions or opinions of legal counsel with respect to any matter arising in connection with the services to be performed by the Transfer Agent under this Agreement which are provided to the Transfer Agent after consultation with such legal counsel; or (iv) any paper or document, reasonably believed to be genuine, authentic, or signed by the proper person or persons;

(d) The offer or sale of Shares in violation of federal or state securities laws or regulations requiring that such Shares be registered or in violation of any stop order or other determination or ruling by any federal or any state agency with respect to the offer or sale of such Shares;

(e) The negotiation and processing of any checks including without limitation for deposit into the Fund’s demand deposit account maintained by the Transfer Agent; or

(f) Upon the Fund’s request entering into any agreements required by the NSCC for the transmission of Fund or Shareholder data through the NSCC clearing systems.

8.2 In order that the indemnification provisions contained in this Section 8 shall apply, upon the assertion of a claim for which the Fund may be required to indemnify the Transfer Agent, the Transfer Agent shall promptly notify the Fund of such assertion, and shall keep the Fund advised with respect to all developments concerning such claim. The Fund shall have the option to participate with the Transfer Agent in the defense of such claim or to defend against said claim in its own name or in the name of the Transfer Agent. The Transfer Agent shall in no case confess any claim or make any compromise in any case in which the Fund may be required to indemnify the Transfer Agent except with the Fund’s prior written consent.

Insofar as indemnification for liabilities arising under the 1933 Act may be permitted to directors, officers and controlling persons of Registrant pursuant to the foregoing provision or otherwise, Registrant has been advised that in the opinion of the SEC, such indemnification is against public policy as expressed in the 1933 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment of Registrant of expenses incurred or paid by a director, officer or controlling person of Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person, Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.

Item. 31. Business and Other Connections of the Investment Adviser

Gabelli Funds, LLC (the “Adviser”) is a registered investment adviser providing investment management and administrative services to the Registrant. The Manager also provides similar services to other mutual funds.

The information required by this Item 31 with respect to any other business, profession, vocation or employment of a substantial nature engaged in by directors and officers of the Adviser during the past two fiscal years is incorporated by reference to the Form ADV filed by the Adviser pursuant to the Investment Advisers Act of 1940 (SEC File No. 801-37706).

Item. 32. Principal Underwriter

(a)	G.distributors, LLC (“G.distributors”) currently acts as distributor for The Gabelli Asset Fund, Gabelli Capital Series Funds, Inc., Comstock Funds, Inc., The Gabelli Dividend Growth Fund, Gabelli Equity Series Funds, Inc., GAMCO Global Series Funds, Inc., Gabelli Gold Fund, Inc., The GAMCO Growth Fund, GAMCO International Growth Fund, Inc., Gabelli Investor Funds, Inc., The GAMCO Mathers Fund, The Gabelli Money Market Funds, The Gabelli SRI Fund, Inc., The Gabelli Utilities Fund, The Gabelli Value 25 Fund Inc. and The TETON Westwood Funds.

(b)	The information required by this Item 32 with respect to each director, officer or partner of G.distributors is incorporated by reference to Schedule A of Form BD filed by G.distributors pursuant to the Securities Exchange Act of 1934, as amended (SEC File No. 8-68697).

(c)	Not Applicable.

Item. 33. Location of Accounts and Records

All accounts, books and other documents required by Section 31(a) of the 1940 Act and Rules 31a-1 through 31a-3 thereunder are maintained at the following offices:

1.	Gabelli Funds, LLC

One Corporate Center

Rye, New York 10580-1422

2.	BNY Mellon Investment Servicing (US) Inc.

201 Washington Street

Boston, Massachusetts 02108

3.	BNY Mellon Investment Servicing (US) Inc.

301 Bellevue Parkway

Wilmington, Delaware 19809

4.	State Street Bank and Trust Company

One Heritage Drive

North Quincy, Massachusetts 02171

5.	Boston Financial Data Services, Inc.

Two Heritage Drive

North Quincy, Massachusetts 02171

Item. 34. Management Services

Not Applicable.

Item. 35. Undertakings

Not Applicable.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant, GABELLI 787 FUND, INC., certifies that it meets all the requirements for effectiveness of this Post-Effective Amendment No. 13 to its Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933, as amended, and has duly caused this Post-Effective Amendment No. 13 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Rye and State of New York, on the 28th day of February 2014.

GABELLI 787 FUND, INC.

By:	/s/ Bruce N. Alpert
Bruce N. Alpert
President and Principal Executive Officer

Pursuant to the requirements of the Securities Act of 1933, as amended, this Post-Effective Amendment No. 13 to its Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signatures	Title	Date

/s/ Bruce N. Alpert Bruce N. Alpert	President and Principal Executive Officer	February 28, 2014

/s/ Agnes Mullady Agnes Mullady	Principal Financial Officer and Treasurer	February 28, 2014

Anthony J. Colavita * Anthony J. Colavita	Director	February 28, 2014

James P. Conn * James P. Conn	Director	February 28, 2014

Vincent D. Enright * Vincent D. Enright	Director	February 28, 2014

Arthur V. Ferrara * Arthur V. Ferrara	Director	February 28, 2014

Kuni Nakamura * Kuni Nakamura	Director	February 28, 2014

Regina Pitaro * Regina Pitaro	Director	February 28, 2014

Salvatore J. Zizza * Salvatore J. Zizza	Director	February 28, 2014

*By:	/s/ Bruce N. Alpert
Bruce N. Alpert
Attorney-in-Fact

EXHIBIT INDEX

Exhibit Number	Description

28(j)(i)	Consent of PricewaterhouseCoopers LLP, Independent Registered Public Accounting Firm.

28(j)(ii)	Consent of Paul Hastings LLP.

28(p)(iii)	Revised Code of Ethics for the Registrant, Gabelli Funds, LLC, GAMCO Asset Management, Inc., G.research, Inc., G.distributors, LLC, Teton Advisors, Inc., Gabelli Fixed Income LLC, and Gabelli Securities, Inc.